As filed with the Securities and Exchange Commission on September 7, 2007




                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES




                   Investment Company Act file number 811-8352



                                   LKCM Funds
               (Exact name of registrant as specified in charter)



                 c/o Luther King Capital Management Corporation
                         301 Commerce Street, Suite 1600
                              Fort Worth, TX 76102
               (Address of principal executive offices) (Zip code)



                 Kirkpatrick & Lockhart Preston Gates Ellis LLP
                                1601 K Street, NW
                              Washington, DC 20006
                     (Name and address of agent for service)



                        1-800-688-LKCM and 1-800-423-6369
               Registrant's telephone number, including area code



Date of fiscal year end: December 31



Date of reporting period:  June 30, 2007

ITEM 1. REPORT TO STOCKHOLDERS.


                                      LKCM
                                      FUNDS

--------------------------------------------------------------------------------




                           LKCM SMALL CAP EQUITY FUND
                                LKCM EQUITY FUND
                               LKCM BALANCED FUND
                             LKCM FIXED INCOME FUND
                             LKCM INTERNATIONAL FUND



                               Semi-Annual Report

                                  June 30, 2007

DEAR FELLOW SHAREHOLDERS:

We are pleased to report the following performance information for the LKCM
Funds:



                                                                                 SIX MONTH     ONE YEAR
                                                                                   TOTAL         TOTAL
                                                             NET        GROSS     RETURN        RETURN
                                  INCEPTION     NAV @      EXPENSE     EXPENSE     ENDED         ENDED
FUNDS                               DATES     06/30/07     RATIO*      RATIO**   06/30/07      06/30/07
---------------------------------------------------------------------------------------------------------
LKCM Equity Fund -
   Institutional Class              1/3/96    $15.92        0.80%       1.07%     10.33%      22.17%
   S&P 500 Index1                                                                  6.96%      20.59%

LKCM Small Cap Equity Fund -
   Institutional Class             7/14/94    $23.58        0.96%       0.98%      7.28%      14.11%
   Russell 2000 Index2                                                             6.45%      16.43%

LKCM Small Cap Equity Fund -
   Adviser Class                    6/5/03    $23.28        1.21%       1.23%      7.13%      13.83%
   Russell 2000 Index2                                                             6.45%      16.43%

LKCM International Fund           12/30/97    $15.21        1.20%       1.34%     12.75%      29.53%
   MSCI/EAFE Index3                                                               11.09%      27.54%

LKCM Balanced Fund                12/30/97    $14.21        0.80%       1.45%      7.30%      16.93%
   S&P 500 Index1                                                                  6.96%      20.59%
   Lehman Government/Credit
     Bond Index4                                                                   1.44%       5.76%

LKCM Fixed Income Fund            12/30/97    $10.12        0.65%       0.74%      1.50%       5.42%
   Lehman Government/Credit
     Bond Index4                                                                   1.44%       5.76%



                                       FIVE YEAR   TEN YEAR      AVG.
                                        AVERAGE     AVERAGE     ANNUAL
                                      ANNUALIZED  ANNUALIZED     TOTAL
                                        RETURN      RETURN      RETURN
                                         ENDED       ENDED       SINCE
FUNDS                                  06/30/07    06/30/07     INCEPT.
-----------------------------------------------------------------------

LKCM Equity Fund -
   Institutional Class                   9.73%       7.47%       9.28%
   S&P 500 Index1                       10.71%       7.13%       9.79%

LKCM Small Cap Equity Fund -
   Institutional Class                  14.65%      11.40%      14.44%
   Russell 2000 Index2                  13.88%       9.06%      11.35%

LKCM Small Cap Equity Fund -
   Adviser Class                          N/A         N/A       19.70%
   Russell 2000 Index2                    N/A         N/A       17.30%

LKCM International Fund                 17.26%        N/A        8.12%
   MSCI/EAFE Index3                     18.21%        N/A        9.47%

LKCM Balanced Fund                       8.24%        N/A        6.04%
   S&P 500 Index1                       10.71%        N/A        6.38%
   Lehman Government/Credit
     Bond Index4                         4.15%        N/A        5.46%

LKCM Fixed Income Fund                   3.48%        N/A        4.85%
   Lehman Government/Credit
     Bond Index4                         4.15%        N/A        5.46%



   Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less that the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. The Funds impose a 1.00% redemption fee on shares held less than 30 days. If reflected, the fee would reduce performance shown.

* The Adviser has agreed voluntarily to waive all or a portion of its management fee and/or reimburse the Funds indefinitely to maintain designated expense caps. Investment performance reflects fee waivers, if any, in effect. In the absence of such waivers, total return would be reduced. Investment performance is based upon the net expense ratio.

** Expense ratios above are as of December 31, 2006, the Funds' prior fiscal year end, as reported in the Funds' most recent prospectus. Expense ratios reported for other periods in the financial highlights of this report may differ.

1 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The "500" is one of the most widely used benchmarks of U.S. equity performance.

2 The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. As of the latest reconstitution, the average market capitalization of the Russell 2000 Index was approximately $1.289 billion.

3 The Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI/EAFE") is an unmanaged index composed of 21 European and Pacific Basin countries. The MSCI/EAFE Index is the most recognized international index and is weighted by market capitalization.

4 The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody's Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

   Note: These indices defined above are not available for direct investment.

Economic growth continued in the first half of 2007, albeit at a slower pace than in 2006. The rate of year-over-year corporate earnings growth is beginning to reflect this economic slowdown as we expect profit growth to slow to less than 10% for the first time since 2003.

Corporate balance sheets remain very liquid with record levels of cash and borrowing capacity. We believe corporate mergers and acquisitions will continue at a record pace. Competing with corporations for these opportunities is private equity capital. Private equity remains in the headlines whether it is the raising of funds, announced deals, or the recent initial public offering of one of the largest private equity firms, The Blackstone Group. We anticipate headlines surrounding private equity will continue through the balance of the year as recently raised capital is put to work.

Core inflation readings continue to show stable levels of inflation. The Federal Reserve Open Market Committee stated in its March minutes their predominant policy concern is higher inflation. With stable inflation readings the Fed will likely remain neutral with regard to interest rates. It appears that the Fed does not believe enough slack has been created in the U.S. economy in the past twelve months to warrant a cut in rates despite the modest economic growth. Conversely, it is unlikely the Fed would increase interest rates as that may put additional pressure on the housing market.

The corporate sector remains in good health as measured by profit margins and balance sheets. The slowing of economic growth appears linked to a pause in expansion plans rather than a significant cut in programs or employees. It would likely take a significant closing of the gap between returns on capital and the cost of capital before corporations would retrench enough to influence the unemployment rate. This suggests that consumer confidence should not be negatively impacted and the odds of an economic recession remain low.

Growth in liquidity generally results in the multiple of equities being bid higher, yet the price/earnings ratio for the Standard & Poor's 500 Index remains reasonable. This suggests the equities market has room for multiple expansion particularly if inflation remains in check as highlighted above.

In summary, we believe that economic growth will continue, corporate balance sheets remain strong and profit margins remain high. Weakness in the job market related to housing and retail is currently being offset and although the rate of growth in employment is slowing we do not see much risk above the current 4.5% level of unemployment. As a result, we expect consumer confidence to remain generally stable. The stock market appears slightly undervalued given the current price/earnings relative to the current interest rate backdrop. There are a number of risks which we continue to watch including a spike in energy costs, further deterioration in the sub-prime mortgage market, other credit issues surfacing related to the broader housing market, or a significant rise in bond yields from current levels.

The LKCM Equity Fund is managed to maximize long-term capital appreciation and is primarily invested in equity securities of mid to large size companies. The Fund focuses its investments in quality companies with above-average profitability and reasonable valuations. For the first half of 2007, the Fund out-performed its benchmark, returning 10.33% vs. 6.96% for the S&P 500 Index. As of June 30, 2007, the total net assets in the Fund were $53.1 million with 97.9% of the net assets invested in common stocks and 2.1% in cash reserves, net of liabilities. During the first six months, the Fund's performance benefited from good stock selection in the Industrials and Energy sectors while our stock selection in the Financials and Utilities sectors slightly hindered our performance. We believe the Fund remains well positioned with a broadly diversified portfolio of quality companies.

The LKCM Small Cap Equity Fund is managed to maximize long-term capital appreciation through investment primarily in equity securities of smaller companies. The performance of the Fund's Institutional Class during the first half of 2007 was 7.28% vs. the Russell 2000 Index's 6.45% return. The Fund's strategy focuses on investing in shares of reasonably valued niche companies with above-average growth and return prospects. Stock selection and a focus on valuation remain an important component of our performance. As of June 30, 2007, the total net assets of the Fund were $714.3 million with 97.4% of the net assets invested in common stocks and 2.6% in cash reserves, net of liabilities. Both our sector allocation and stock selection decisions added value in the quarter. We were overweight Industrials and Energy, two of the benchmark's strongest sectors, and underweight Financials and Utilities, the two weakest sectors. Our positive stock selection was broad based as each of our top five contributing stocks came from different sectors.

The LKCM Balanced Fund emphasizes current income and long-term capital appreciation. In order to attain the desired risk/reward profile, the Fund invests in a blend of common stocks, fixed income securities and cash. The Fund returned 7.30% vs. the 6.96% return in the S&P 500 Index and the 1.44% return in the Lehman Intermediate Government/Credit Index during the first half of 2007. As of June 30, 2007, total net assets of the Fund's portfolio were $11.5 million and the asset mix contained 72.2% common stocks, 20.6% corporate bonds, 6.3% government bonds, and 0.9% cash reserves, net of liabilities. Within the equity sector, stock selection in the Healthcare and Energy sectors was especially strong. In addition, the shorter duration of the fixed income sector of the portfolio relative to the Lehman Intermediate Government/Credit Index in a period of rising interest rates was beneficial to portfolio returns.

The LKCM Fixed Income Fund is managed to provide current income. The Fund typically invests in a diversified portfolio of investment grade corporate and government fixed income securities with short and intermediate maturities from one to ten years and cash equivalent securities. Our primary strategy in managing the Fund is to select debt securities based on factors such as price, yield and credit quality. During the first half of 2007, the total return for the Fund was 1.50% vs. 1.44% for the Lehman Intermediate Government/Credit Index. The Fund had an effective duration of 3.7 years and an average quality rating of single A as of June 30, 2007. The Fund benefited from its shorter effective duration much of the first half of the year while the overweight in credit detracted from performance. As of June 30, 2007, the total net assets in the Fund were $109.7 million, with 69.6% invested in corporate bonds, 24.4% invested in U. S. Treasury and agency debt, 2.3% in preferred stock and 3.7% in cash reserves, net of liabilities.

/s/ Luther King
J. Luther King, Jr.
July 1, 2007

Ratings provided by Standard & Poor's Corporation. AAA: highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA: also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A: regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB: regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investments.

The information provided herein represents the opinion of J. Luther King, Jr. and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments found on pages 8-21 of the report for more information on Fund holdings. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

The LKCM Small Cap Equity Fund invests in smaller companies and the LKCM Equity Fund invests in mid size companies, which involve additional risks such as limited liquidity and greater volatility. The LKCM International Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Price/earnings ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Mutual fund investing involves risk. Principal loss is possible.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

The Funds' investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus for the Funds contains this and other important information and may be obtained by calling 1-800-688-LKCM. Please read the prospectus carefully before investing in the Funds.

The first use date of this report is 8/07.

                          REPORT FROM TT INTERNATIONAL

The LKCM International Fund is managed to seek total returns in excess of the MSCI/EAFE Index.

FIRST HALF 2007

LKCM INTERNATIONAL FUND: 12.75%             MSCI EAFE: 11.09%

The Fund produced a strong absolute return in the first half of 2007 and considerably outperformed its benchmark. Europe was the main driver of the positive performance, with French Utilities firm EDF the star performer in the region, benefiting from the increasing trend for nuclear energy and structural improvements at the company. Japan proved to be the main drag during the first half, with disappointing stock selection in the region further hit by the weakness in the yen. At sector level, the pro-cylicals added most to outperformance with stock selection in the Industrials sector - notably German engineering firms Schneider Electric and Siemens - proving particularly positive. The portfolio also benefited from its overweight position in the Materials sector over the period.

Markets - The strong performance which characterized the end of 2006 continued into the New Year with abundant liquidity and a high frequency of Merger & Acquisition activity in the U.S. and Europe fuelling the positive environment. Uncertainty crept into markets in February, however, as a sudden drop in Chinese equities - following reports the government was to clamp down on speculation - triggered a wave of profit taking. Markets soon regained their confidence, shrugging off the jitters and buoyed by the improving picture for the global economy ex-U.S., soon regaining the lost performance. As May beckoned, the bull-run for global equities remained firmly intact, with some stock markets eclipsing the heady records set in the dot-com era of the late '90s. In the U.S., equity investors were encouraged by better-than expected first quarter earnings reports and a surge in deal activity and share buy-backs. Europe also had another strong month, and in Asia even the continued policy changes by the Chinese government to rein in over zealous retail investors had only negligible impact.

The period closed with turbulence returning to many developed markets as fears over a worsening of the U.S. sub-prime market and a widening of credit spreads caused investors in the U.S. and Europe to lock in profits.

                   LKCM FUNDS EXPENSE EXAMPLE -- JUNE 30, 2007

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/07-6/30/07).

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds' transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the LKCM Small Cap Equity, Equity, Balanced, Fixed Income and International Funds within 30 days of purchase. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES
FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.


                                                   LKCM SMALL CAP EQUITY FUND -
                                                        INSTITUTIONAL CLASS
                                             -----------------------------------------
                                                                             EXPENSES
                                                                               PAID
                                              BEGINNING        ENDING     DURING PERIOD*
                                            ACCOUNT VALUE   ACCOUNT VALUE     1/1/07-
                                               1/1/07          6/30/07        6/30/07
----------------------------------------------------------------------------------------
Actual                                        $1,000.00       $1,072.80        $4.88
Hypothetical (5% return before expenses)      $1,000.00       $1,020.08        $4.76

* Expenses are equal to the Fund's annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                            LKCM SMALL CAP EQUITY FUND - ADVISER CLASS
                                            ------------------------------------------
                                                                             EXPENSES
                                                                               PAID
                                              BEGINNING        ENDING     DURING PERIOD*
                                            ACCOUNT VALUE   ACCOUNT VALUE     1/1/07-
                                               1/1/07          6/30/07        6/30/07
----------------------------------------------------------------------------------------
Actual                                        $1,000.00       $1,071.30        $6.16
Hypothetical (5% return before expenses)      $1,000.00       $1,018.84        $6.01

* Expenses are equal to the Fund's annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                         LKCM EQUITY FUND
                                             -----------------------------------------
                                                                             EXPENSES
                                                                               PAID
                                              BEGINNING        ENDING     DURING PERIOD*
                                            ACCOUNT VALUE   ACCOUNT VALUE     1/1/07-
                                               1/1/07          6/30/07        6/30/07
----------------------------------------------------------------------------------------
Actual                                        $1,000.00       $1,103.30        $4.17
Hypothetical (5% return before expenses)      $1,000.00       $1,020.83        $4.01

* Expenses are equal to the Fund's annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

                                                        LKCM BALANCED FUND
                                             -----------------------------------------
                                                                             EXPENSES
                                                                               PAID
                                              BEGINNING        ENDING     DURING PERIOD*
                                            ACCOUNT VALUE   ACCOUNT VALUE     1/1/07-
                                               1/1/07          6/30/07        6/30/07
----------------------------------------------------------------------------------------
Actual                                        $1,000.00       $1,073.00        $4.11
Hypothetical (5% return before expenses)      $1,000.00       $1,020.83        $4.01

* Expenses are equal to the Fund's annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

                                                      LKCM FIXED INCOME FUND
                                             -----------------------------------------
                                                                             EXPENSES
                                                                               PAID
                                              BEGINNING        ENDING     DURING PERIOD*
                                            ACCOUNT VALUE   ACCOUNT VALUE     1/1/07-
                                               1/1/07          6/30/07        6/30/07
----------------------------------------------------------------------------------------
Actual                                        $1,000.00       $1,015.00        $3.25
Hypothetical (5% return before expenses)      $1,000.00       $1,021.57        $3.26

* Expenses are equal to the Fund's annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

                                                      LKCM INTERNATIONAL FUND
                                             -----------------------------------------
                                                                             EXPENSES
                                                                               PAID
                                              BEGINNING        ENDING     DURING PERIOD*
                                            ACCOUNT VALUE   ACCOUNT VALUE     1/1/07-
                                               1/1/07          6/30/07        6/30/07
----------------------------------------------------------------------------------------
Actual                                        $1,000.00       $1,127.50        $6.33
Hypothetical (5% return before expenses)      $1,000.00       $1,018.84        $6.01

* Expenses are equal to the Fund's annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

         ALLOCATION OF PORTFOLIO HOLDINGS -- LKCM FUNDS -- JUNE 30, 2007

Percentages represent market value as a percentage of total investments.

pie charts:

                           LKCM SMALL CAP EQUITY FUND
Short-Term Investments 2.7%
Common Stocks 97.3%

                                LKCM EQUITY FUND
Short-Term Investments 2.1%
Common Stocks 97.9%

                               LKCM BALANCED FUND
Short-Term Investments 0.5%
U.S. Government & Agency Issues 6.3%
Common Stocks 72.5%
Corporate Bonds 20.7%

                             LKCM FIXED INCOME FUND
U.S. Government & Agency Issues 23.0%
Preferred Stocks 2.4%
Short-Term Investments 2.5%
Corporate Bonds 72.1%

                             LKCM INTERNATIONAL FUND
Short-Term Investments 0.2%
Preferred Stocks 2.7%
Short-Term Investments 97.1%

                           LKCM SMALL CAP EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2007 (UNAUDITED)

---------------------------------------------------------------
COMMON STOCKS - 97.4%                        SHARES      VALUE
---------------------------------------------------------------
AEROSPACE & DEFENSE - 3.4%

  Hexcel Corporation (a)                    522,550 $11,010,128
  Ladish Co., Inc. (a)                      300,850  12,936,550
                                                   ------------
                                                     23,946,678
                                                   ------------


AUTO COMPONENTS - 2.3%

  Drew Industries Incorporated (a)          201,750   6,685,995
  Tenneco Inc. (a)                          282,650   9,904,056
                                                   ------------
                                                     16,590,051
                                                   ------------
CAPITAL MARKETS - 2.3%

  FCStone Group Inc. (a)                    138,800   7,954,628
  Penson Worldwide, Inc. (a)                351,200   8,614,936
                                                   ------------
                                                     16,569,564
                                                   ------------
COMMERCIAL BANKS - 4.5%

  Capitol Bancorp Ltd.                      177,000   4,837,410
  First State Bancorporation                314,200   6,689,318
  Glacier Bancorp, Inc.                     288,180   5,864,463
  Sterling Financial Corporation            234,100   6,774,854
  UCBH Holdings, Inc.                       430,100   7,857,927
                                                   ------------
                                                     32,023,972
                                                   ------------
COMMERCIAL SERVICES & SUPPLIES - 6.8%

  Airgas, Inc.                              156,200   7,481,980
  Bright Horizons Family Solutions,
    Inc. (a)                                200,000   7,782,000
  Diamond Management & Technology
    Consultants, Inc. - Class A             694,350   9,165,420
  Knoll, Inc.                               385,050   8,625,120
  Mobile Mini, Inc. (a)                     257,568   7,520,986
  Resources Connection, Inc. (a)            250,800   8,321,544
                                                   ------------
                                                     48,897,050
                                                   ------------
COMMUNICATIONS EQUIPMENT - 2.3%

  Arris Group Inc. (a)                      600,250  10,558,397
  Powerwave Technologies, Inc. (a)          860,200   5,763,340
                                                   ------------
                                                     16,321,737
                                                   ------------
CONSTRUCTION & ENGINEERING - 2.8%

  EMCOR Group, Inc. (a)                     142,000  10,351,800
  MasTec, Inc. (a)                          613,100   9,699,242
                                                   ------------
                                                     20,051,042
                                                   ------------
CONSUMER FINANCE - 1.0%

  Cash America International, Inc.          174,100   6,903,065
                                                   ------------

CONTAINERS & PACKAGING - 1.6%

  Silgan Holdings Inc.                      205,550  11,362,804
                                                   ------------

DIVERSIFIED CONSUMER SERVICES - 1.3%

  Capella Education Company (a)             195,150   8,982,754
                                                   ------------

DIVERSIFIED MANUFACTURING - 1.3%

  Raven Industries, Inc.                    263,950   9,425,655
                                                   ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.6%

  Axsys Technologies, Inc. (a)              270,752   5,791,385
  I.D. Systems, Inc. (a)                    304,850   3,923,419
  LSI Industries Inc.                       215,132   3,850,863
  MTS Systems Corporation                   197,350   8,815,625
  Rofin-Sinar Technologies, Inc. (a)        115,700   7,983,300
  Rogers Corporation (a)                     68,250   2,525,250
                                                   ------------
                                                     32,889,842
                                                   ------------


---------------------------------------------------------------
COMMON STOCKS                                SHARES       VALUE
---------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES - 3.8%

  Core Laboratories N.V. (a) (b)             96,000 $ 9,762,240
  Dril-Quip, Inc. (a)                       220,200   9,897,990
  Superior Well Services, Inc. (a)          307,500   7,813,575
                                                   ------------
                                                     27,473,805
                                                   ------------
FOOD & STAPLES RETAILING - 1.2%

  Reddy Ice Holdings, Inc.                  308,850   8,808,402
                                                   ------------

HEALTH CARE EQUIPMENT & SUPPLIES - 1.8%

  Meridian Bioscience, Inc.                 344,675   7,465,661
  Wright Medical Group, Inc. (a)            230,400   5,557,248
                                                   ------------
                                                     13,022,909
                                                   ------------
HEALTH CARE PROVIDERS & SERVICES - 4.9%

  inVentiv Health Inc. (a)                  255,850   9,366,668
  MWI Veterinary Supply, Inc. (a)           204,200   8,145,538
  PAREXEL International Corporation (a)     186,300   7,835,778
  PSS World Medical, Inc. (a)               187,250   3,411,695
  The TriZetto Group, Inc. (a)              309,900   5,999,664
                                                   ------------
                                                     34,759,343
                                                   ------------

HOTELS, RESTAURANTS & LEISURE - 4.2%

  The Cheesecake Factory Incorporated (a)   298,150   7,310,638
  Great Wolf Resorts, Inc. (a)              513,150   7,312,387
  IHOP Corp.                                149,650   8,145,450
  LIFE TIME FITNESS, Inc. (a)               140,200   7,462,846
                                                   ------------
                                                     30,231,321
                                                   ------------
HOUSEHOLD DURABLES - 1.2%

  Tempur-Pedic International Inc.           343,200   8,888,880
                                                   ------------

INFORMATION TECHNOLOGY SERVICES - 1.2%

  Ness Technologies Inc. (a)                652,800   8,492,928
                                                   ------------

INSURANCE - 3.5%

  American Equity Investment Life
    Holding Company                         629,000   7,598,320
  Argonaut Group, Inc.                      253,075   7,898,471
  Max Capital Group Ltd. (b)                328,100   9,285,230
                                                   ------------
                                                     24,782,021
                                                   ------------
INTERNET SOFTWARE & SERVICES - 1.1%

  RADVision Ltd. (a) (b)                    360,750   7,586,573
                                                   ------------

MACHINERY - 6.8%

  CIRCOR International, Inc.                153,600   6,210,048
  CLARCOR Inc.                              252,900   9,466,047
  Franklin Electric Co., Inc.               179,450   8,466,451
  Gehl Company (a)                          268,550   8,153,178
  Kaydon Corporation                        161,950   8,440,834
  Nordson Corporation                       158,800   7,965,408
                                                   ------------
                                                     48,701,966
                                                   ------------
MARINE - 2.6%

  Kirby Corporation (a)                     234,050   8,985,180
  Quintana Maritime Ltd. (b)                628,100   9,936,542
                                                   ------------
                                                     18,921,722
                                                   ------------
METALS & MINING - 1.1%

  Haynes International, Inc. (a)             89,100   7,522,713
                                                   ------------

MULTILINE RETAIL - 1.1%

  Conn's, Inc. (a)                          282,800   8,076,768
                                                   ------------

   The accompanying notes are an integral part of these financial statements.

                           LKCM SMALL CAP EQUITY FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2007 (UNAUDITED)

---------------------------------------------------------------
COMMON STOCKS                                SHARES       VALUE
---------------------------------------------------------------
OIL & GAS DRILLING - 2.2%

  Atwood Oceanics, Inc. (a)                 104,950 $ 7,201,669
  Union Drilling, Inc. (a)                  518,874   8,519,911
                                                   ------------
                                                     15,721,580
                                                   ------------
OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 3.4%

  Cabot Oil & Gas Corporation               173,100   6,383,928
  Parallel Petroleum Corporation (a)        398,100   8,718,390
  PetroQuest Energy, Inc. (a)               607,050   8,826,507
                                                   ------------
                                                     23,928,825
                                                   ------------
PHARMACEUTICALS - 1.5%

  American Oriental Bioengineering,
    Inc. (a)                                407,450   3,626,305
  Bentley Pharmaceuticals, Inc. (a)         572,850   6,954,399
                                                   ------------
                                                     10,580,704
                                                   ------------
REAL ESTATE INVESTMENT TRUSTS - 1.1%

  Potlatch Corporation                      181,597   7,817,751
                                                   ------------

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 2.5%

  Cirrus Logic, Inc. (a)                    856,127   7,105,854
  RF Micro Devices, Inc. (a)                950,960   5,933,990
  Trident Microsystems, Inc. (a)            246,100   4,515,935
                                                   ------------
                                                     17,555,779
                                                   ------------
SOFTWARE - 7.0%

  i2 Technologies, Inc. (a)                 413,850   7,714,164
  Lawson Software, Inc. (a)                 640,750   6,337,018
  Nuance Communications, Inc. (a)           820,900  13,733,657
  TIBCO Software Inc. (a)                   796,700   7,210,135
  Verint Systems Inc. (a)                   195,950   6,133,235
  Wind River Systems, Inc. (a)              785,950   8,645,450
                                                   ------------
                                                     49,773,659
                                                   ------------
SPECIALTY RETAIL - 6.2%

  Build-A-Bear Workshop, Inc. (a)           140,400   3,670,056
  Guitar Center, Inc. (a)                   176,150  10,535,532
  Jos. A. Bank Clothiers, Inc. (a)          251,143  10,414,900
  Rent-A-Center, Inc. (a)                   257,100   6,743,733
  Stein Mart, Inc.                          476,200   5,838,212
  Tractor Supply Company (a)                134,600   7,005,930
                                                   ------------
                                                     44,208,363
                                                   ------------
THRIFTS & MORTGAGE FINANCE - 0.8%

  City Bank                                 177,682   5,598,760
                                                   ------------

TRADING COMPANIES & DISTRIBUTORS - 2.8%

  Anixter International, Inc. (a)           149,750  11,262,697
  UAP Holding Corp.                         299,050   9,013,367
                                                   ------------
                                                     20,276,064
                                                   ------------
WIRELESS TELECOMMUNICATION SERVICES - 1.2%

  SBA Communications Corporation -
    Class A (a)                             261,200   8,773,708
                                                   ------------

TOTAL COMMON STOCKS

    (Cost $576,615,028)                             695,468,758
                                                   ------------


---------------------------------------------------------------
SHORT-TERM INVESTMENTS - 2.7%                SHARES       VALUE
---------------------------------------------------------------
MONEY MARKET FUND - 2.7%

  Columbia Money Market Reserves Fund -
    Capital Shares                       19,280,282 $19,280,282
                                                   ------------

TOTAL SHORT-TERM INVESTMENTS

    (Cost $19,280,282)                               19,280,282
                                                   ------------

TOTAL INVESTMENTS - 100.1%

    (Cost $595,895,310)                             714,749,040

  Liabilities in Excess of Other Assets - (0.1)%       (465,440)
                                                   ------------

  TOTAL NET ASSETS - 100.0%                        $714,283,600
                                                   ============

  (a)  Non-income producing security.
  (b)  Dollar-denominated foreign security.

   The accompanying notes are an integral part of these financial statements.

                                LKCM EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2007 (UNAUDITED)

----------------------------------------------------------------
COMMON STOCKS - 97.9%                        SHARES       VALUE
----------------------------------------------------------------
AEROSPACE & DEFENSE - 6.9%

  Honeywell International Inc.               16,000  $  900,480
  Raytheon Company                           18,000     970,020
  Rockwell Collins, Inc.                     15,000   1,059,600
  United Technologies Corporation            10,000     709,300
                                                   ------------
                                                      3,639,400
                                                   ------------
AIR FREIGHT & LOGISTICS - 0.7%

  United Parcel Service, Inc. - Class B       5,000     365,000
                                                   ------------

BEVERAGES - 5.5%

  The Coca-Cola Company                      14,000     732,340
  Fomento Economico Mexicano,
    S.A.B. de C.V. - ADR (b)                 15,000     589,800
  Molson Coors Brewing Company - Class B      8,000     739,680
  PepsiCo, Inc.                              13,000     843,050
                                                   ------------
                                                      2,904,870
                                                   ------------
BUILDING PRODUCTS - 1.2%

  American Standard Companies Inc.           10,500     619,290
                                                   ------------

CHEMICALS - 3.4%

  Air Products and Chemicals, Inc.            9,000     723,330
  E. I. du Pont de Nemours & Company         10,000     508,400
  The Valspar Corporation                    19,700     559,677
                                                   ------------
                                                      1,791,407
                                                   ------------
COMMERCIAL BANKS - 6.2%

  Bank of America Corporation                17,000     831,130
  Cullen/Frost Bankers, Inc.                 20,300   1,085,441
  Wachovia Corporation                       10,000     512,500
  Wells Fargo & Company                      25,000     879,250
                                                   ------------
                                                      3,308,321
                                                   ------------
COMMERCIAL SERVICES & SUPPLIES - 2.6%

  Allied Waste Industries, Inc. (a)          40,000     538,400
  Waste Management, Inc.                     22,000     859,100
                                                   ------------
                                                      1,397,500
                                                   ------------
COMMUNICATIONS EQUIPMENT - 2.9%

  Cisco Systems, Inc. (a)                    34,000     946,900
  Motorola, Inc.                             34,000     601,800
                                                   ------------
                                                      1,548,700
                                                   ------------
COMPUTERS & PERIPHERALS - 2.6%

  EMC Corporation (a)                        30,000     543,000
  International Business Machines
    Corporation                               8,000     842,000
                                                   ------------
                                                      1,385,000
                                                   ------------
CONSTRUCTION & ENGINEERING - 1.3%

  Chicago Bridge & Iron Company N.V. -

    NY Shares - ADR (b)                      18,000     679,320
                                                   ------------

CONSUMER ELECTRONICS - 0.8%

  SONY CORPORATION - ADR (b)                  8,100     416,097
                                                   ------------

CONTAINERS & PACKAGING - 1.7%

  Temple-Inland Inc.                         15,000     922,950
                                                   ------------

DISTRIBUTORS - 0.6%

  WESCO International, Inc. (a)               5,200     314,340
                                                   ------------

DIVERSIFIED FINANCIAL SERVICES - 1.7%

  Citigroup Inc.                              5,500     282,095
  JPMorgan Chase & Co.                       13,000     629,850
                                                   ------------
                                                        911,945
                                                   ------------

---------------------------------------------------------------
COMMON STOCKS                                SHARES       VALUE
---------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 5.1%

  ALLTEL Corporation                          8,000  $  540,400
  AT&T Inc.                                  20,000     830,000
  Embarq Corporation                          9,100     576,667
  Verizon Communications Inc.                18,500     761,645
                                                   ------------
                                                      2,708,712
                                                   ------------
ELECTRIC UTILITIES - 1.1%

  Allegheny Energy, Inc. (a)                 11,600     600,184
                                                   ------------

ENERGY EQUIPMENT & SERVICES - 1.7%

  GlobalSantaFe Corporation (b)               4,700     339,575
  Noble Corporation (b)                       5,700     555,864
                                                   ------------
                                                        895,439
                                                   ------------
FOOD & STAPLES RETAILING - 1.1%

  CVS Caremark Corporation                   16,000     583,200
                                                   ------------

FOOD PRODUCTS - 1.0%

  McCormick & Company, Incorporated (c)      14,600     557,428
                                                   ------------

HEALTH CARE EQUIPMENT & SUPPLIES - 6.1%

  Alcon, Inc. (b)                             4,800     647,568
  DENTSPLY International Inc.                17,000     650,420
  ResMed Inc. (a)                             8,000     330,080
  Respironics, Inc. (a)                      14,000     596,260
  Thermo Fisher Scientific, Inc. (a)         20,000   1,034,400
                                                   ------------
                                                      3,258,728
                                                   ------------
HOUSEHOLD DURABLES - 1.7%

  Jarden Corporation (a)                     11,500     494,615
  Whirlpool Corporation                       3,800     422,560
                                                   ------------
                                                        917,175
                                                   ------------
HOUSEHOLD PRODUCTS - 2.9%

  Kimberly-Clark Corporation                 11,500     769,235
  The Procter & Gamble Company               13,000     795,470
                                                   ------------
                                                      1,564,705
                                                   ------------
INDUSTRIAL CONGLOMERATES - 2.4%

  General Electric Company                   24,000     918,720
  Tyco International Ltd. (b)                10,000     337,900
                                                   ------------
                                                      1,256,620
                                                   ------------
INSURANCE - 1.5%

  Prudential Financial, Inc.                  8,000     777,840
                                                   ------------

IT SERVICES - 1.6%

  Accenture Ltd.- Class A (b)                20,000     857,800
                                                   ------------

MARINE - 1.2%

  Kirby Corporation (a)                      16,000     614,240
                                                   ------------

MEDIA - 4.5%

  Clear Channel Communications, Inc.         20,000     756,400
  Gannett Co., Inc.                           8,000     439,600
  Grupo Televisa S.A. - ADR (b)              18,000     496,980
  Time Warner Inc.                           32,000     673,280
                                                   ------------
                                                      2,366,260
                                                   ------------


   The accompanying notes are an integral part of these financial statements.

                                LKCM EQUITY FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2007 (UNAUDITED)

---------------------------------------------------------------
COMMON STOCKS                                SHARES       VALUE
---------------------------------------------------------------
MULTILINE RETAIL - 0.8%

  Kohl's Corporation (a)                      6,300  $  447,489
                                                   ------------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 8.6%

  El Paso Corporation                        37,000     637,510
  EOG Resources, Inc.                         7,000     511,420
  Exxon Mobil Corporation                    10,000     838,800
  Noble Energy, Inc.                         10,000     623,900
  Range Resources Corporation                 8,000     299,280
  The Williams Companies, Inc.               30,000     948,600
  XTO Energy, Inc.                           12,000     721,200
                                                   ------------
                                                      4,580,710
                                                   ------------
PAPER & FOREST PRODUCTS - 1.2%

  International Paper Company                17,000     663,850
                                                   ------------

PHARMACEUTICALS - 4.5%

  Abbott Laboratories                        18,000     963,900
  Pfizer Inc.                                28,000     715,960
  Schering-Plough Corporation                23,000     700,120
                                                   ------------
                                                      2,379,980
                                                   ------------
ROAD & RAIL - 1.2%

  Burlington Northern Santa Fe Corporation    7,300     621,522
                                                   ------------

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 2.4%

  Intel Corporation                          22,000     522,720
  Texas Instruments, Incorporated            20,000     752,600
                                                   ------------
                                                      1,275,320
                                                   ------------
SOFTWARE - 4.5%

  Citrix Systems, Inc. (a)                   15,000     505,050
  Microsoft Corporation                      20,000     589,400
  Nuance Communications, Inc. (a)            18,000     301,140
  Oracle Corporation (a)                     50,000     985,500
                                                   ------------
                                                      2,381,090
                                                   ------------
SPECIALTY RETAIL - 4.7%

  PETsMART, Inc.                             31,000   1,005,950
  Tiffany & Co.                              18,000     955,080
  Tractor Supply Company (a)                 10,000     520,500
                                                   ------------
                                                      2,481,530
                                                   ------------
TOTAL COMMON STOCKS

    (Cost $36,271,958)                               51,993,962
                                                   ------------

---------------------------------------------------------------
SHORT-TERM INVESTMENTS - 2.2%                SHARES       VALUE
---------------------------------------------------------------
MONEY MARKET FUND - 2.2%

  Columbia Money Market Reserves Fund -
    Capital Shares                        1,137,596 $ 1,137,596
                                                   ------------

TOTAL SHORT-TERM INVESTMENTS

    (Cost $1,137,596)                                 1,137,596
                                                   ------------

TOTAL INVESTMENTS - 100.1%
    (Cost $37,409,554)                               53,131,558

  Liabilities in Excess of Other Assets - (0.1)%        (30,644)
                                                   ------------

  TOTAL NET ASSETS - 100.0%                        $ 53,100,914
                                                   ============

  ADR  American Depository Receipt.
  (a)  Non-income producing security.
  (b)  Dollar-denominated foreign security.
  (c)  Non-voting shares.

   The accompanying notes are an integral part of these financial statements.

                               LKCM BALANCED FUND
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2007 (UNAUDITED)

---------------------------------------------------------------
COMMON STOCKS - 72.2%                        SHARES       VALUE
---------------------------------------------------------------
AEROSPACE & DEFENSE - 4.3%

  General Dynamics Corporation                1,400  $  109,508
  Raytheon Company                            2,432     131,060
  Rockwell Collins, Inc.                      1,600     113,024
  United Technologies Corporation             2,000     141,860
                                                   ------------
                                                        495,452
                                                   ------------
AIR FREIGHT & LOGISTICS - 1.0%

  United Parcel Service, Inc. - Class B       1,600     116,800
                                                   ------------

ASSET MANAGEMENT - 2.2%

  The Bank of New York Company, Inc.          3,000     124,320
  Mellon Financial Corporation                2,840     124,960
                                                   ------------
                                                        249,280
                                                   ------------
BEVERAGES - 2.1%

  The Coca-Cola Company                       2,300     120,313
  PepsiCo, Inc.                               1,900     123,215
                                                   ------------
                                                        243,528
                                                   ------------
BUILDING PRODUCTS - 1.0%

  American Standard Companies Inc.            2,000     117,960
                                                   ------------

CHEMICALS - 3.5%

  Air Products and Chemicals, Inc.            1,800     144,666
  E.I. du Pont de Nemours & Company           2,300     116,932
  The Valspar Corporation                     4,900     139,209
                                                   ------------
                                                        400,807
                                                   ------------
COMMERCIAL BANKS - 4.4%

  Bank of America Corporation                 2,700     132,003
  Cullen/Frost Bankers, Inc.                  2,600     139,022
  The South Financial Group, Inc.             4,300      97,352
  Wells Fargo & Company                       4,000     140,680
                                                   ------------
                                                        509,057
                                                   ------------
COMMERCIAL SERVICES & SUPPLIES - 2.5%

  H&R Block, Inc.                             4,200      98,154
  Waste Management, Inc.                      3,500     136,675
  Western Union Company                       2,600      54,158
                                                   ------------
                                                        288,987
                                                   ------------
COMMUNICATIONS EQUIPMENT - 3.2%

  Cisco Systems, Inc. (a)                     5,100     142,035
  Harris Corporation                          2,600     141,830
  Motorola, Inc.                              4,500      79,650
                                                   ------------
                                                        363,515
                                                   ------------
COMPUTERS & PERIPHERALS - 2.1%

  Dell, Inc. (a)                              2,900      82,795
  International Business Machines
    Corporation                               1,500     157,875
                                                   ------------
                                                        240,670
                                                   ------------
CONTAINERS & PACKAGING - 0.9%

  Temple-Inland, Inc.                         1,600      98,448
                                                   ------------

DIVERSIFIED FINANCIAL SERVICES - 1.1%

  Citigroup Inc.                              2,366     121,352
                                                   ------------

DIVERSIFIED TELECOMMUNICATION SERVICES - 3.5%

  ALLTEL Corporation                          1,600     108,080
  AT&T Inc.                                   3,800     157,700
  Verizon Communications Inc.                 2,600     107,042
  Windstream Corporation                      1,654      24,413
                                                   ------------
                                                        397,235
                                                   ------------

---------------------------------------------------------------
COMMON STOCKS                                SHARES       VALUE
---------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES - 2.4%

  Noble Corporation (b)                       1,200  $  117,024
  Schlumberger Ltd. (b)                       1,800     152,892
                                                   ------------
                                                        269,916
                                                   ------------
FOOD & STAPLES RETAILING - 2.1%

  CVS Caremark Corporation                    3,300     120,285
  Wal-Mart Stores, Inc.                       2,500     120,275
                                                   ------------
                                                        240,560
                                                   ------------
HEALTH CARE EQUIPMENT & SUPPLIES - 5.2%

  Alcon, Inc. (b)                             1,000     134,910
  DENTSPLY International Inc.                 2,400      91,824
  Medtronic, Inc.                             2,600     134,836
  Respironics, Inc. (a)                       2,200      93,698
  Thermo Fisher Scientific, Inc. (a)          2,700     139,644
                                                   ------------
                                                        594,912
                                                   ------------
HOUSEHOLD DURABLES - 1.0%

  Jarden Corporation (a)                      2,800     120,428
                                                   ------------

HOUSEHOLD PRODUCTS - 3.4%

  Colgate-Palmolive Company                   2,200     142,670
  Kimberly-Clark Corporation                  1,700     113,713
  The Procter & Gamble Company                2,100     128,499
                                                   ------------
                                                        384,882
                                                   ------------
INDUSTRIAL CONGLOMERATES - 1.6%

  General Electric Company                    4,800     183,744
                                                   ------------

INSURANCE - 2.3%

  Genworth Financial Inc. - Class A           3,900     134,160
  Prudential Financial, Inc.                  1,381     134,275
                                                   ------------
                                                        268,435
                                                   ------------
IT SERVICES - 2.9%

  Accenture Ltd. - Class A (b)                3,200     137,248
  Automatic Data Processing, Inc.             2,200     106,634
  First Data Corp.                            2,600      84,942
                                                   ------------
                                                        328,824
                                                   ------------
MACHINERY - 0.8%

  Franklin Electric Co., Inc.                 2,000      94,360
                                                   ------------

MEDIA - 2.3%

  CBS Corporation - Class B (c)               2,643      88,065
  Harte-Hanks, Inc.                           3,000      77,040
  The Walt Disney Company                     3,000     102,420
                                                   ------------
                                                        267,525
                                                   ------------
MULTI-UTILITIES & UNREGULATED POWER - 0.9%

  National Fuel Gas Company                   2,500     108,275
                                                   ------------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 5.7%

  Anadarko Petroleum Corporation              2,200     114,378
  Chevron Corporation                         1,495     125,939
  EOG Resources, Inc.                         1,400     102,284
  Exxon Mobil Corporation                     1,900     159,372
  XTO Energy, Inc.                            2,466     148,206
                                                   ------------
                                                        650,179
                                                   ------------
PHARMACEUTICALS - 4.7%

  Abbott Laboratories                         2,500     133,875
  Pfizer Inc.                                 4,400     112,508
  Schering-Plough Corporation                 5,700     173,508
  Teva Pharmaceutical Industries
    Ltd. - ADR (b)                            3,000     123,750
                                                   ------------
                                                        543,641
                                                   ------------


   The accompanying notes are an integral part of these financial statements.

                               LKCM BALANCED FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2007 (UNAUDITED)

---------------------------------------------------------------
COMMON STOCKS                                SHARES       VALUE
---------------------------------------------------------------
SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 1.1%

  Texas Instruments Incorporated              3,400  $  127,942
                                                   ------------

SOFTWARE - 1.5%

  Citrix Systems, Inc. (a)                    2,500      84,175
  Microsoft Corporation                       3,100      91,357
                                                   ------------
                                                        175,532
                                                   ------------
SPECIALTY RETAIL - 2.5%

  The Home Depot, Inc.                        3,700     145,595
  PETsMART, Inc.                              4,300     139,535
                                                   ------------
                                                        285,130
                                                   ------------

TOTAL COMMON STOCKS

    (Cost $6,000,702)                                 8,287,376
                                                   ------------

---------------------------------------------------------------
CORPORATE                                 PRINCIPAL
BONDS - 20.6%                                AMOUNT
---------------------------------------------------------------
AEROSPACE & DEFENSE - 0.8%

  General Dynamics Corporation
    4.50%, 08/15/2010                      $100,000      97,846
                                                   ------------

ASSET MANAGEMENT - 0.9%

  The Bank of New York Company, Inc.
    3.90%, 09/01/2007                       100,000      99,797
                                                   ------------

BEVERAGES - 0.5%

  Anheuser-Busch Companies, Inc.
    5.75%, 04/01/2010                        57,000      57,606
                                                   ------------

BUILDING PRODUCTS - 0.7%

  Masco Corporation
    5.75%, 10/15/2008                        75,000      75,097
                                                   ------------

CHEMICALS - 0.9%

  E.I. du Pont de Nemours & Company
    6.875%, 10/15/2009                      100,000     103,346
                                                   ------------

COMMERCIAL BANKS - 0.7%

  Bancwest Corp.
    8.30%, 01/15/2011                        75,000      80,883
                                                   ------------

COMMERCIAL SERVICES & SUPPLIES - 0.9%

  Waste Management, Inc.
    7.375%, 08/01/2010                      100,000     104,843
                                                   ------------

COMMUNICATIONS EQUIPMENT - 1.9%

  Harris Corporation
    6.35%, 02/01/2028                       110,000     110,620
  Motorola, Inc.
    7.625%, 11/15/2010                      100,000     105,475
                                                   ------------
                                                        216,095
                                                   ------------
COMPUTERS & PERIPHERALS - 0.4%

  International Business Machines Corporation
    4.375%, 06/01/2009                       50,000      49,238
                                                   ------------

CONSUMER FINANCE - 0.9%

  Pitney Bowes Credit Corp.
    5.75%, 08/15/2008                       100,000     100,292
                                                   ------------

---------------------------------------------------------------
CORPORATE                                 PRINCIPAL
BONDS                                        AMOUNT       VALUE
---------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 1.7%

  CIT Group Inc.
    6.875%, 11/01/2009                     $100,000  $  102,697
  Citigroup Inc.
    4.25%, 07/29/2009                       100,000      98,049
                                                   ------------
                                                        200,746
                                                   ------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 1.1%

  AT&T Inc.:
    5.875%, 02/01/2012                       75,000      75,713
    5.10%, 09/15/2014                        50,000      47,762
                                                   ------------
                                                        123,475
                                                   ------------
ELECTRICAL EQUIPMENT - 0.9%

  Emerson Electric Co.
    5.85%, 03/15/2009                       100,000     100,883
                                                   ------------

FOOD & STAPLES RETAILING - 0.7%

  CVS Caremark Corporation
    3.875%, 11/01/2007                       85,000      84,524
                                                   ------------

INVESTMENT BANK & BROKERAGE - 2.9%

  The Bear Stearns Companies Inc.
    5.70%, 11/15/2014                       100,000      98,207
  The Goldman Sachs Group, Inc.:
    5.25%, 04/01/2013                       100,000      97,516
    5.50%, 11/15/2014                        35,000      34,148
  Merrill Lynch & Co., Inc.
    5.45%, 07/15/2014                       100,000      97,945
                                                   ------------
                                                        327,816
                                                   ------------
MULTILINE RETAIL - 1.0%
  J.C. Penney Co., Inc.:
    6.50%, 12/15/2007                        60,000      60,195
    7.65%, 08/15/2016                        50,000      54,241
                                                   ------------
                                                        114,436
                                                   ------------
MULTI-UTILITIES & UNREGULATED POWER - 0.4%

  Duke Energy Corp.
    6.25%, 01/15/2012                        50,000      51,373
                                                   ------------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 2.6%

  Anadarko Petroleum Corporation
    3.25%, 05/01/2008                       100,000      98,084
  Burlington Resources Finance Company (b)
    6.68%, 02/15/2011                       100,000     104,056
  EOG Resources, Inc.
    6.50%, 12/01/2007                       100,000     100,484
                                                   ------------
                                                        302,624
                                                   ------------
RESTAURANTS - 0.7%

  McDonald's Corporation
    6.00%, 04/15/2011                        75,000      76,183
                                                   ------------

TOTAL CORPORATE BONDS
    (Cost $2,392,038)                                 2,367,103
                                                   ------------


   The accompanying notes are an integral part of these financial statements.

                               LKCM BALANCED FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2007 (UNAUDITED)

---------------------------------------------------------------
U.S. GOVERNMENT &                         PRINCIPAL
AGENCY ISSUES - 6.3%                  AMOUNT/SHARES       VALUE
---------------------------------------------------------------
FANNIE MAE - 3.0%

  5.00%, 02/16/2012                        $100,000  $   98,886
  5.40%, 04/02/2012
    Callable 04/02/2008                     100,000      99,531
  5.50%, 03/26/2014
    Callable 03/26/2008                     150,000     149,194
                                                   ------------
                                                        347,611
                                                   ------------
FEDERAL HOME LOAN BANK - 0.9%

  5.66%, 10/30/2013
    Callable 10/30/2008                     100,000      99,759
                                                   ------------

FREDDIE MAC - 2.4%

  3.875%, 06/15/2008                         25,000      24,679
  5.40%, 03/02/2012
    Callable 09/02/2008                      50,000      49,771
  5.60%, 10/17/2013
    Callable 10/17/2008                     100,000      99,540
  5.45%, 11/21/2013
    Callable 11/21/2008                     100,000      99,085
                                                   ------------
                                                        273,075
                                                   ------------

TOTAL U.S. GOVERNMENT & AGENCY ISSUES

    (Cost $720,806)                                     720,445
                                                   ------------

---------------------------------------------------------------
SHORT-TERM INVESTMENTS - 0.4%
---------------------------------------------------------------
MONEY MARKET FUND - 0.4%

  Columbia Money Market Reserves Fund -
    Capital Shares                           51,896      51,896
                                                   ------------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $51,896)                                       51,896
                                                   ------------

TOTAL INVESTMENTS - 99.5%
    (Cost $9,165,442)                                11,426,820

  Other Assets in Excess of Liabilities - 0.5%           52,748
                                                   ------------

  TOTAL NET ASSETS - 100.0%                        $ 11,479,568
                                                   ============

  ADR  American Depository Receipt.
  (a)  Non-income producing security.
  (b)  Dollar-denominated foreign security.
  (c)  Non-voting shares.


   The accompanying notes are an integral part of these financial statements.

                             LKCM FIXED INCOME FUND
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2007 (UNAUDITED)

---------------------------------------------------------------
CORPORATE                                 PRINCIPAL
BONDS - 69.6%                                AMOUNT       VALUE
---------------------------------------------------------------
AEROSPACE & DEFENSE - 4.6%

  General Dynamics Corporation
    5.375%, 08/15/2015                   $1,375,000 $ 1,351,014
  Lockheed Martin Corporation:
    8.20%, 12/01/2009                       820,000     867,144
    7.65%, 05/01/2016                     1,250,000   1,409,903
  Rockwell Collins, Inc.
    4.75%, 12/01/2013                       430,000     406,974
  United Technologies Corporation:
    7.125%, 11/15/2010                      250,000     263,269
    6.10%, 05/15/2012                       700,000     718,995
                                                   ------------
                                                      5,017,299
                                                   ------------
ASSET MANAGEMENT - 2.0%

  The Bank of New York Company Inc.
    5.20%, 07/01/2007                     1,000,000   1,000,000
  Mellon Funding Corporation:
    6.70%, 03/01/2008                       325,000     327,184
    6.40%, 05/14/2011                       892,000     919,107
                                                   ------------
                                                      2,246,291
                                                   ------------
BEVERAGES - 1.2%

  Anheuser-Busch Cos., Inc.
    5.75%, 01/15/2011
      Callable 09/04/2007                   588,000     584,564
  PepsiCo, Inc.
    5.75%, 01/15/2008                       730,000     731,924
                                                   ------------
                                                      1,316,488
                                                   ------------
CHEMICALS - 2.9%

  E.I. du Pont de Nemours & Company
    4.125%, 04/30/2010                      750,000     725,353
  The Lubrizol Corporation
    5.50%, 10/01/2014                     1,579,000   1,515,104
  Praxair, Inc.
    6.375%, 04/01/2012                      925,000     953,595
                                                   ------------
                                                      3,194,052
                                                   ------------
COMMERCIAL BANKS - 2.3%

  Bank of America Corporation:
    6.375%, 02/15/2008                      350,000     351,922
    5.375%, 06/15/2014                    1,025,000   1,010,506
  National City Bank
    6.20%, 12/15/2011                       285,000     291,716
  SunTrust Banks, Inc.
    6.25%, 06/01/2008                       811,000     816,668
                                                   ------------
                                                      2,470,812
                                                   ------------
COMMERCIAL SERVICES & SUPPLIES - 2.9%

  Allied Waste Industries, Inc.
    5.75%, 02/15/2011                     1,000,000     956,250
   International Lease Finance Corporation
    6.375%, 03/15/2009                      700,000     711,524
  Pitney Bowes Inc.
    3.875%, 06/15/2013                      400,000     363,696
  Waste Management, Inc.
    7.375%, 08/01/2010                    1,049,000   1,099,798
                                                   ------------
                                                      3,131,268
                                                   ------------
COMMUNICATIONS EQUIPMENT - 3.6%

  Cisco Systems, Inc.:
    5.25%, 02/22/2011                     1,400,000   1,392,738
    5.50%, 02/22/2016                     1,000,000     977,460
  Motorola, Inc.
    7.625%, 11/15/2010                    1,500,000   1,582,122
                                                   ------------
                                                      3,952,320
                                                   ------------

---------------------------------------------------------------
CORPORATE                                 PRINCIPAL
BONDS                                        AMOUNT       VALUE
---------------------------------------------------------------
COMPUTERS & PERIPHERALS - 1.6%

  Dell, Inc.
    6.55%, 04/15/2008                    $1,000,000 $ 1,008,500
  Hewlett-Packard Company
    6.50%, 07/01/2012                       700,000     730,334
                                                   ------------
                                                      1,738,834
                                                   ------------
CONSUMER FINANCE - 2.9%

  Capital One Bank
    5.125%, 02/15/2014                    1,200,000   1,153,416
  Pitney Bowes Credit Corp.
    5.75%, 08/15/2008                     1,000,000   1,002,915
  Western Union Company
    5.93%, 10/01/2016                     1,000,000     977,340
                                                   ------------
                                                      3,133,671
                                                   ------------
CONTAINERS & PACKAGING - 1.3%

  Packaging Corp. of America
    5.75%, 08/01/2013                     1,500,000   1,454,379
                                                   ------------

DIVERSIFIED FINANCIAL SERVICES - 2.9%

  Citicorp
    7.00%, 07/01/2007                     1,157,000   1,157,000
  First Chicago Corporation
    6.375%, 01/30/2009                    1,000,000   1,014,712
  Textron Financial Corporation
    6.00%, 11/20/2009                     1,000,000   1,012,237
                                                   ------------
                                                      3,183,949
                                                   ------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 3.7%

  AT&T Inc.:
    5.30%, 11/15/2010                       125,000     124,505
    6.25%, 03/15/2011                       200,000     204,498
    5.10%, 09/15/2014                       400,000     382,100
  BellSouth Corporation
    6.00%, 10/15/2011                     1,000,000   1,013,602
  Verizon Communications Inc.
    5.55%, 02/15/2016                     1,000,000     975,905
  Verizon Global Funding Corp.

    7.375%, 09/01/2012                    1,250,000   1,347,750
                                                   ------------
                                                      4,048,360
                                                   ------------
ELECTRICAL EQUIPMENT - 1.7%

  Emerson Electric Co.:
    5.00%, 10/15/2008                       850,000     843,708
    5.85%, 03/15/2009                     1,025,000   1,034,056
                                                   ------------
                                                      1,877,764
                                                   ------------
ENERGY EQUIPMENT & SERVICES - 1.2%

  Baker Hughes Incorporated
    6.00%, 02/15/2009                     1,307,000   1,319,520
                                                   ------------

FOOD & STAPLES RETAILING - 0.5%

  CVS Caremark Corporation
    3.875%, 11/01/2007                      535,000     532,004
                                                   ------------

FOOD PRODUCTS - 0.9%

  The Hershey Company
    4.85%, 08/15/2015                     1,000,000     940,702
                                                   ------------


   The accompanying notes are an integral part of these financial statements.

                             LKCM FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2007 (UNAUDITED)

----------------------------------------------------------------
CORPORATE                                 PRINCIPAL
BONDS                                        AMOUNT       VALUE
----------------------------------------------------------------
HOUSEHOLD PRODUCTS - 2.2%

  Kimberly-Clark Corporation:
    7.10%, 08/01/2007                    $  500,000  $  500,591
    5.625%, 02/15/2012                    1,000,000   1,002,747
  The Procter & Gamble Company
    8.00%, 09/01/2024
      Putable 09/01/2014                    775,000     950,217
                                                   ------------
                                                      2,453,555
                                                   ------------
INVESTMENT BANK & BROKERAGE - 2.6%

  The Bear Stearns Companies Inc.:
    5.70%, 11/15/2014                       400,000     392,826
    5.30%, 10/30/2015                     1,634,000   1,551,055
  The Goldman Sachs Group, Inc.
    5.125%, 01/15/2015                    1,000,000     951,694
                                                   ------------
                                                      2,895,575
                                                   ------------
MACHINERY - 0.9%

  Dover Corporation
    6.50%, 02/15/2011                       925,000     954,072
                                                   ------------

MEDIA - 2.8%

  Clear Channel Communications, Inc.:
    4.625%, 01/15/2008                      725,000     718,943
    7.65%, 09/15/2010                       775,000     810,018
  The Walt Disney Company
    5.625%, 09/15/2016                    1,500,000   1,491,365
                                                   ------------
                                                      3,020,326
                                                   ------------

METALS & MINING - 1.2%

  Alcoa Inc.
    6.00%, 01/15/2012                     1,310,000   1,314,337
                                                   ------------

MULTILINE RETAIL - 2.8%
  J.C. Penney Co., Inc.:
    6.50%, 12/15/2007                     1,115,000   1,118,618
    8.00%, 03/01/2010                       950,000   1,003,714
    7.65%, 08/15/2016                       600,000     650,900
  Target Corporation
    6.35%, 01/15/2011                       300,000     308,308
                                                   ------------
                                                      3,081,540
                                                   ------------
MULTI-UTILITIES & UNREGULATED POWER - 0.9%

  Duke Energy Corp.
    6.25%, 01/15/2012                     1,000,000   1,027,466
                                                   ------------

OIL & GAS DRILLING - 1.4%

  Transocean Inc. (a)
    6.625%, 04/15/2011                    1,500,000   1,542,606
                                                   ------------


----------------------------------------------------------------
CORPORATE                                 PRINCIPAL
BONDS                                        AMOUNT       VALUE
----------------------------------------------------------------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 9.8%

  Amerada Hess Corporation:
    7.375%, 10/01/2009                   $  300,000  $  311,149
    6.65%, 08/15/2011                     1,550,000   1,602,883
  Apache Corporation
    6.25%, 04/15/2012                     1,593,000   1,634,710
  Burlington Resources Finance Company (a)
    6.68%, 02/15/2011                       985,000   1,024,952
  Conoco Funding Company (a)
    6.35%, 10/15/2011                       500,000     516,048
  Devon Financing Corp. ULC
    6.875%, 09/30/2011                    1,000,000   1,044,889
  EOG Resources, Inc.
    6.50%, 12/01/2007                     1,000,000   1,004,837
  Kerr-McGee Corporation
    6.875%, 09/15/2011                    1,000,000   1,040,346
  Noble Energy, Inc.
    5.25%, 04/15/2014                     1,500,000   1,438,542
  XTO Energy, Inc.
    6.25%, 04/15/2013                     1,150,000   1,176,724
                                                   ------------
                                                     10,795,080
                                                   ------------
RESTAURANTS - 0.9%

  McDonald's Corporation
    6.00%, 04/15/2011                     1,000,000   1,015,775
                                                   ------------

ROAD & RAIL - 3.3%

  Burlington Northern Santa Fe Corporation
    6.75%, 07/15/2011                     1,850,000   1,925,389
  Norfolk Southern Corporation
    5.257%, 09/17/2014                      750,000     717,405
  Union Pacific Corporation
    6.125%, 01/15/2012                    1,000,000   1,014,004
                                                   ------------
                                                      3,656,798
                                                   ------------
SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 0.9%

  Applied Materials, Inc.
    6.75%, 10/15/2007                     1,000,000   1,003,454
                                                   ------------

SOFTWARE - 1.0%

  Oracle Corporation
    5.25%, 01/15/2016                     1,150,000   1,104,536
                                                   ------------

SPECIALTY RETAIL - 2.7%

  The Home Depot, Inc.
    4.625%, 08/15/2010                    1,175,000   1,141,728
  Lowe's Companies, Inc.:
    8.25%, 06/01/2010                     1,225,000   1,315,757
    5.00%, 10/15/2015                       525,000     497,583
                                                   ------------
                                                      2,955,068
                                                   ------------

TOTAL CORPORATE BONDS

    (Cost $77,835,411)                               76,377,901
                                                   ------------


   The accompanying notes are an integral part of these financial statements.

                             LKCM FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2007 (UNAUDITED)

----------------------------------------------------------------
PREFERRED                                 PRINCIPAL
STOCKS - 2.3%                         AMOUNT/SHARES       VALUE
----------------------------------------------------------------
INVESTMENT BANK & BROKERAGE - 2.3%

  The Goldman Sachs Group, Inc.
    Callable 04/25/2010                      40,000 $ 1,023,600
  Lehman Brothers Holdings, Inc.
    Callable 10/31/2008                      21,000     501,270
  Merrill Lynch & Co., Inc.
    Callable 11/28/2009                      40,000   1,009,200
                                                   ------------


TOTAL PREFERRED STOCKS
     (Cost $2,523,320)                                2,534,070
                                                   ------------

----------------------------------------------------------------
U.S. GOVERNMENT
& AGENCY ISSUES - 22.3%
----------------------------------------------------------------
FANNIE MAE - 7.8%

    5.00%, 02/27/2008                    $  500,000     498,872
    5.25%, 01/29/2009
      Callable 01/29/2008                   335,000     334,608
    5.01%, 11/10/2010                     1,000,000     989,707
    5.50%, 01/18/2012
      Callable 01/18/2008                   750,000     748,911
    5.40%, 04/02/2012
      Callable 04/02/2008                 1,500,000   1,492,961
    5.50%, 05/29/2012
      Callable 05/29/2008                 1,000,000     996,569
    5.50%, 03/26/2014
      Callable 03/26/2008                 2,500,000   2,486,565
    5.00%, 03/15/2016                     1,000,000     971,524
                                                   ------------
                                                      8,519,717
                                                   ------------
FEDERAL HOME LOAN BANK - 3.7%

    4.90%, 11/21/2007                     1,000,000     998,242
    5.66%, 10/30/2013
      Callable 10/30/2008                 1,000,000     997,591
    5.25%, 06/18/2014                     1,000,000     993,974
    5.50%, 08/13/2014                     1,000,000   1,008,321
                                                   ------------
                                                      3,998,128
                                                   ------------
FREDDIE MAC - 7.5%

    4.20%, 12/28/2007                     1,000,000     994,348
    5.25%, 01/11/2010
      Callable 01/11/2008                   300,000     299,350
    5.375%, 12/27/2011
      Callable 12/27/2007                 1,500,000   1,494,913
    5.40%, 03/02/2012
      Callable 09/02/2008                 1,000,000     995,426
    5.60%, 10/17/2013
      Callable 10/17/2008                 1,000,000     995,404
    5.45%, 11/21/2013
      Callable 11/21/2008                 1,500,000   1,486,267
    5.375%, 01/09/2014
      Callable 01/09/2009                 2,000,000   1,976,616
                                                   ------------
                                                      8,242,324
                                                   ------------

U.S. TREASURY INFLATION INDEXED BONDS - 1.5%

    2.375%, 04/15/2011                      468,490     463,513
    3.375%, 01/15/2012                    1,163,750   1,201,573
                                                   ------------
                                                      1,665,086
                                                   ------------
U.S. TREASURY NOTES - 1.8%

    4.50%, 02/15/2016                       500,000     482,070
    5.125%, 05/15/2016                    1,500,000   1,508,907
                                                   ------------
                                                      1,990,977
                                                   ------------
TOTAL U.S. GOVERNMENT & AGENCY ISSUES
    (Cost $24,631,443)                               24,416,232
                                                   ------------

----------------------------------------------------------------
SHORT-TERM                                PRINCIPAL
INVESTMENTS - 2.4%                    AMOUNT/SHARES       VALUE
----------------------------------------------------------------
MONEY MARKET FUND - 0.3%

  Columbia Money Market Reserves Fund -
    Capital Shares                       $  327,582  $  327,582
                                                   ------------

U.S. GOVERNMENT & AGENCY ISSUES - 2.1%

  Fannie Mae
    4.875%, 04/10/2008                    1,100,000   1,096,281
  Federal Home Loan Bank
    5.26%, 10/19/2007
      Callable 01/19/07                   1,200,000   1,199,491
                                                   ------------
                                                      2,295,772
                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
    (Cost $2,624,244)                                 2,623,354
                                                   ------------

TOTAL INVESTMENTS - 96.6%
    (Cost $107,614,418)                             105,951,557

  Other Assets in Excess of Liabilities - 3.4%        3,764,514
                                                   ------------

  TOTAL NET ASSETS - 100.0%                        $109,716,071
                                                   ============


(a)  Dollar-denominated foreign security.

   The accompanying notes are an integral part of these financial statements.

                             LKCM INTERNATIONAL FUND
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2007 (UNAUDITED)

----------------------------------------------------------------
COMMON STOCKS - 94.2%                        SHARES VALUE (US$)
----------------------------------------------------------------
AUSTRALIA - 5.0%
----------------------------------------------------------------
AIRLINES - 0.3%

  Qantas Airways Limited                     97,561  $  463,190
                                                   ------------

COMMERCIAL BANKS - 1.0%

  Suncorp-Metway Limited                     41,126     703,262
  Westpac Banking Corporation                34,770     756,408
                                                   ------------
                                                      1,459,670
                                                   ------------
COMMERCIAL SERVICES & SUPPLIES - 0.4%

  Brambles Limited (a)                       52,127     538,275
                                                   ------------

CONTAINERS & PACKAGING - 0.3%

  Amcor Limited                              69,570     440,593
                                                   ------------

DIVERSIFIED OPERATIONS - 0.8%

  BHP Billiton Limited                       26,709     793,218
  Orica Limited                              17,841     450,744
                                                   ------------
                                                      1,243,962
                                                   ------------
INSURANCE - 0.4%

  AMP Limited                                77,328     663,456
                                                   ------------

METALS & MINING - 0.5%

  Alumina Limited                            51,255     338,508
  Rio Tinto Limited                           5,866     491,303
                                                   ------------
                                                        829,811
                                                   ------------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 0.7%

  Santos Limited                             36,768     434,537
  Woodside Petroleum Limited                 17,735     687,887
                                                   ------------
                                                      1,122,424
                                                   ------------
REAL ESTATE - 0.6%

  Lend Lease Corporation Limited             22,938     360,545
  Westfield Group                            31,968     540,967
                                                   ------------
                                                        901,512
                                                   ------------
TOTAL AUSTRALIA                                       7,662,893
                                                   ------------

----------------------------------------------------------------
CHINA - 0.2%
----------------------------------------------------------------
MACHINERY - 0.2%

  Shanghai Electric Group Company Limited -
    H Shares                                680,000     306,118
                                                   ------------
TOTAL CHINA                                             306,118
                                                   ------------

----------------------------------------------------------------
FINLAND - 1.9%
----------------------------------------------------------------
PAPER & FOREST PRODUCTS - 1.2%

  UPM - Kymmene Oyj                          71,966   1,782,470
                                                   ------------

WIRELESS TELECOMMUNICATION SERVICES - 0.7%

  Nokia Oyj                                  37,474   1,055,470
                                                   ------------
TOTAL FINLAND                                         2,837,940
                                                   ------------

----------------------------------------------------------------
FRANCE - 7.6%
----------------------------------------------------------------
BUILDING PRODUCTS - 1.0%

  Compagnie de Saint-Gobain                  13,319   1,502,883
                                                   ------------

COMMUNICATIONS EQUIPMENT - 0.6%

  Alcatel-Lucent                             68,164     957,626
                                                   ------------

ELECTRIC UTILITIES - 1.3%

  Electricite de France (a)                  18,771   2,039,569
                                                   ------------


----------------------------------------------------------------
COMMON STOCKS                                SHARES VALUE (US$)
----------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.2%

  Schneider Electric SA                      24,002 $ 3,382,728
                                                   ------------

FOOD PRODUCTS - 1.3%

  Groupe DANONE                              24,114   1,958,885
                                                   ------------

MULTI-UTILITIES & UNREGULATED POWER - 1.2%

  Veolia Environnement                       24,215   1,901,870
                                                   ------------
TOTAL FRANCE                                         11,743,561
                                                   ------------

----------------------------------------------------------------
GERMANY - 13.5%
----------------------------------------------------------------
AUTOMOTIVE - 3.6%

  Continental AG                             19,194   2,700,954
  DaimlerChrysler AG                         30,879   2,852,395
                                                   ------------
                                                      5,553,349
                                                   ------------
CHEMICALS - 2.9%

  Bayer AG                                   31,983   2,415,878
  Linde AG                                   17,339   2,087,908
                                                   ------------
                                                      4,503,786
                                                   ------------
INDUSTRIAL CONGLOMERATES - 2.3%

  Siemens AG                                 24,367   3,497,490
                                                   ------------

INSURANCE - 1.5%

  Allianz SE                                 10,103   2,360,124
                                                   ------------

MACHINERY - 1.1%

  MAN AG                                     11,995   1,719,253
                                                   ------------

SOFTWARE - 1.2%

  SAP AG                                     37,602   1,926,794
                                                   ------------

TEXTILES, APPAREL & LUXURY GOODS - 0.9%

  Adidas AG                                  20,721   1,323,721
                                                   ------------
TOTAL GERMANY                                        20,884,517
                                                   ------------

----------------------------------------------------------------
HONG KONG - 1.2%
----------------------------------------------------------------
ELECTRIC UTILITIES - 0.2%

  CLP Holdings Limited                       50,500     338,746
                                                   ------------

INDUSTRIAL CONGLOMERATES - 0.2%

  Shanghai Industrial Holdings Limited       79,000     303,100
                                                   ------------

REAL ESTATE - 0.3%

  Shimao Property Holdings Limited          199,000     444,869
                                                   ------------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 0.5%

  CNOOC Limited                             627,000     710,459
                                                   ------------
TOTAL HONG KONG                                       1,797,174
                                                   ------------

----------------------------------------------------------------
ITALY - 1.9%
----------------------------------------------------------------
COMMERCIAL BANKS - 1.9%

  Capitalia S.p.A                           294,515   2,937,776
                                                   ------------
TOTAL ITALY                                           2,937,776
                                                   ------------

----------------------------------------------------------------
JAPAN - 21.9%
----------------------------------------------------------------
AUTO COMPONENTS - 0.8%

  AISIN SEIKI CO., LTD.                      34,100   1,254,603
                                                   ------------



   The accompanying notes are an integral part of these financial statements.

                             LKCM INTERNATIONAL FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2007 (UNAUDITED)

----------------------------------------------------------------
COMMON STOCKS                                SHARES VALUE (US$)
----------------------------------------------------------------
AUTOMOTIVE - 1.3%

  Toyota Motor Corporation                   30,400 $ 1,925,848
                                                   ------------

BUILDING PRODUCTS - 1.0%

  Nippon Sheet Glass Company, Limited       338,000   1,545,535
                                                   ------------

CHEMICALS - 0.3%

  DAICEL CHEMICAL INDUSTRIES, LTD.           46,000     300,004
  NITTO DENKO CORPORATION                     4,600     232,382
                                                   ------------
                                                        532,386
                                                   ------------
COMMERCIAL BANKS - 1.6%

  Mitsubishi UFJ Financial Group, Inc.          184   2,032,406
  Yamaguchi Financial Group, Inc.            39,000     476,077
                                                   ------------
                                                      2,508,483
                                                   ------------
CONSTRUCTION & ENGINEERING - 0.3%

  TAISEI CORPORATION                        123,000     416,577
                                                   ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.0%

  MURATA MANUFACTURING COMPANY, LTD.         19,900   1,501,490
  NIDEC CORPORATION                          18,600   1,093,718
  YASKAWA Electric Corporation               45,000     513,137
                                                   ------------
                                                      3,108,345
                                                   ------------
FINANCIAL SERVICES - 0.4%

  Credit Saison Co., Ltd.                    22,600     589,206
                                                   ------------

FOOD & STAPLES RETAILING - 0.4%

  AEON CO., LTD.                             31,900     593,308
                                                   ------------

HOUSEHOLD DURABLES - 0.4%

  Makita Corporation                         13,000     578,599
                                                   ------------

INDUSTRIAL CONGLOMERATES - 0.5%

  Hankyu Hanshin Holdings, Inc.              25,000     132,183
  TOKYU CORPORATION                          84,000     562,160
                                                   ------------
                                                        694,343
                                                   ------------
INSURANCE - 0.4%

  T & D Holdings, Inc.                        9,300     629,190
                                                   ------------

INVESTMENT BANK & BROKERAGE - 1.1%

  Nomura Holdings, Inc.                      84,700   1,651,005
                                                   ------------

MACHINERY - 3.6%

  Hitachi Construction Machinery Co., Ltd.   32,600   1,135,870
  KOMATSU LTD.                               23,226     675,323
  Mitsubishi Heavy Industries, Ltd.         302,000   1,940,158
  Mitsui Engineering & Shipbuilding
    Co., Ltd.                               152,000     813,547
  THK CO., LTD.                              41,400   1,038,993
                                                   ------------
                                                      5,603,891
                                                   ------------
MEDIA - 0.1%

  TOHO CO., LTD.                              4,000      72,447
                                                   ------------

METALS & MINING - 0.5%

  Kobe Steel, Ltd.                          196,000     744,999
                                                   ------------

PHARMACEUTICALS - 1.0%

  Takeda Pharmaceutical Company Limited      23,300   1,506,339
                                                   ------------

PHOTO EQUIPMENT & SUPPLIES - 0.3%

  KONICA MINOLTA HOLDINGS, INC.              35,500     524,463
                                                   ------------

----------------------------------------------------------------
COMMON STOCKS                                SHARES VALUE (US$)
----------------------------------------------------------------
REAL ESTATE - 0.7%

  Mitsubishi Estate Company Ltd.             13,000  $  353,705
  Mitsui Fudosan Co., Ltd.                   28,000     786,843
                                                   ------------
                                                      1,140,548
                                                   ------------
ROAD & RAIL - 0.4%

  East Japan Railway Company                     84     648,122
                                                   ------------

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 1.9%

  ADVANTEST CORPORATION                      13,300     580,069
  SUMCO CORPORATION                          33,800   1,699,265
  Tokyo Electron Limited                      9,600     707,963
                                                   ------------
                                                      2,987,297
                                                   ------------
TOBACCO - 0.6%

  JAPAN TOBACCO INC.                            201     992,552
                                                   ------------

TRADING COMPANIES & DISTRIBUTORS - 2.3%

  Marubeni Corporation                      130,000   1,071,675
  MITSUI & CO., LTD.                         69,000   1,375,797
  Sojitz Corporation                        242,700   1,088,085
                                                   ------------
                                                      3,535,557
                                                   ------------
TOTAL JAPAN                                          33,783,643
                                                   ------------

----------------------------------------------------------------
NETHERLANDS - 4.0%
----------------------------------------------------------------
BEVERAGES - 1.4%

  Heineken NV                                36,531   2,150,278
                                                   ------------

CHEMICALS - 1.0%

  Akzo Nobel N.V.                            17,433   1,509,122
                                                   ------------

METALS & MINING - 1.1%

  Arcelor Mittal                             28,498   1,795,468
                                                   ------------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 0.5%

  Royal Dutch Shell PLC - A Shares           18,264     746,282
                                                   ------------
TOTAL NETHERLANDS                                     6,201,150
                                                   ------------

----------------------------------------------------------------
NORWAY - 4.0%
----------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 4.0%

  Norsk Hydro ASA                           105,400   4,075,191
  Statoil ASA                                68,500   2,131,568
                                                   ------------
TOTAL NORWAY                                          6,206,759
                                                   ------------

----------------------------------------------------------------
RUSSIA - 0.5%
----------------------------------------------------------------
COMMERCIAL BANKS - 0.2%

  VTB Bank OJSC - GDR (Acquired 05/11/2007,
    Cost $283,008) (a)(b)                    26,800     289,440
                                                   ------------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 0.3%

  LUKOIL - ADR                                6,700     510,540
                                                   ------------
TOTAL RUSSIA                                            799,980
                                                   ------------

----------------------------------------------------------------
SINGAPORE - 0.8%
----------------------------------------------------------------
DIVERSIFIED OPERATIONS - 0.4%

  Keppel Corporation Limited                 76,000     620,611
                                                   ------------

REAL ESTATE - 0.4%

  City Developments Limited                  53,000     598,987
                                                   ------------


   The accompanying notes are an integral part of these financial statements.

                             LKCM INTERNATIONAL FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2007 (UNAUDITED)

----------------------------------------------------------------
COMMON STOCKS                                SHARES VALUE (US$)
----------------------------------------------------------------
SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 0.0%

  Chartered Semiconductor Manufacturing
    Limited (a)                              23,000  $   20,284
                                                   ------------
TOTAL SINGAPORE                                       1,239,882
                                                   ------------

----------------------------------------------------------------
SOUTH KOREA - 0.7%
----------------------------------------------------------------
COMMERCIAL BANKS - 0.2%

  Woori Finance Holdgings Co., Ltd.          12,630     319,903
                                                   ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.4%

  LG.Phillips LCD Co., Ltd (a)               12,300     547,199
                                                   ------------

OIL, GAS & CONSUMABLE FUELS - 0.1%

  S-Oil Corporation                           1,960     150,843
                                                   ------------
TOTAL SOUTH KOREA                                     1,017,945
                                                   ------------

----------------------------------------------------------------
SWEDEN - 1.9%
----------------------------------------------------------------
SPECIALTY RETAIL - 0.9%

  Hennes & Mauritz AB                        24,050   1,429,455
                                                   ------------

WIRELESS TELECOMMUNICATION SERVICES - 1.0%

  Telefonaktiebolaget LM Ericsson -
    B Shares                                383,052   1,537,988
                                                   ------------
TOTAL SWEDEN                                          2,967,443
                                                   ------------

----------------------------------------------------------------
SWITZERLAND - 4.9%
----------------------------------------------------------------
CAPITAL MARKETS - 2.1%

  UBS AG                                     53,404   3,217,793
                                                   ------------

ELECTRICAL EQUIPMENT - 1.6%

  ABB Ltd.                                  110,733   2,520,162
                                                   ------------

SPECIALTY RETAIL - 1.2%

  Compagnie Financiere Richemont AG -
     A shares                                30,451   1,832,295
                                                   ------------
TOTAL SWITZERLAND                                     7,570,250
                                                   ------------

----------------------------------------------------------------
TAIWAN - 0.8%
----------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 0.3%

  Cathay Financial Holding Co., Ltd. - GDR   16,973     405,315

ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.5%

  AU Optronics Corp. - ADR                   46,600     801,520
                                                   ------------
  Total Taiwan                                        1,206,835
                                                   ------------

----------------------------------------------------------------
UNITED KINGDOM - 23.4%
----------------------------------------------------------------
AEROSPACE & DEFENSE - 1.5%

  BAE Systems plc                           286,225   2,327,827
                                                   ------------

AIRLINES - 0.8%

  British Airways plc (a)                    77,853     654,273
  easyJet plc (a)                            61,456     647,906
                                                   ------------
                                                      1,302,179
                                                   ------------
COMMERCIAL BANKS - 3.5%

  Royal Bank of Scotland Group plc          235,682   2,995,837
  Standard Chartered plc                     71,120   2,327,917
                                                   ------------
                                                      5,323,754
                                                   ------------


----------------------------------------------------------------
COMMON STOCKS                                SHARES VALUE (US$)
----------------------------------------------------------------
COMMERCIAL SERVICES - 1.0%

  Experian Group Ltd. (a)                   118,171 $ 1,493,808
                                                   ------------

DIVERSIFIED FINANCIAL SERVICES - 1.1%

  Man Group plc                             142,573   1,743,583
                                                   ------------

DIVERSIFIED OPERATIONS - 1.5%

  Rolls-Royce Group plc (a)                 217,413   2,351,036
                                                   ------------

ELECTRIC UTILITIES - 0.7%

  British Energy Group plc                   95,349   1,035,861
                                                   ------------

FOOD & STAPLES RETAILING - 0.6%

  William Morrison Supermarkets plc         141,983     862,482
                                                   ------------

HOUSEHOLD PRODUCTS - 1.3%

  Unilever plc                               62,563   2,028,982
                                                   ------------

INSURANCE - 0.9%

  Prudential plc                             94,877   1,360,339
                                                   ------------

METALS & MINING - 5.1%

  Anglo American plc                         43,259   2,558,291
  Lonmin PLC                                 12,735   1,028,047
  Xstrata plc                                70,920   4,253,947
                                                   ------------
                                                      7,840,285
                                                   ------------
MULTILINE RETAIL - 1.1%

  Marks & Spencer Group plc                 140,672   1,774,007
                                                   ------------

MULTI-UTILITIES & UNREGULATED POWER - 1.2%

  International Power plc                   216,073   1,863,596
                                                   ------------

PHARMACEUTICALS - 3.1%

  AstraZeneca plc                            60,923   3,282,389
  Shire plc                                  63,207   1,575,161
                                                   ------------
                                                      4,857,550
                                                   ------------
TOTAL UNITED KINGDOM                                 36,165,289
                                                   ------------

TOTAL COMMON STOCKS
    (Cost $127,075,183)                             145,329,155
                                                   ------------


   The accompanying notes are an integral part of these financial statements.

                             LKCM INTERNATIONAL FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2007 (UNAUDITED)

----------------------------------------------------------------
PREFERRED STOCKS - 2.6%                      SHARES VALUE (US$)
----------------------------------------------------------------
GERMANY - 2.6%
----------------------------------------------------------------
AUTOMOTIVE - 2.6%

  Porsche AG                                    928 $ 1,661,646
  Volkswagen AG                              23,200   2,398,971
                                                   ------------
TOTAL GERMANY                                         4,060,617
                                                   ------------

TOTAL PREFERRED STOCKS

    (Cost $3,451,471)                                 4,060,617
                                                   ------------

----------------------------------------------------------------
SHORT-TERM INVESTMENTS - 0.2%
----------------------------------------------------------------
MONEY MARKET FUND - 0.2%

  Dreyfus Cash Management Fund -
     Investor Shares                        265,073     265,073
                                                   ------------

TOTAL SHORT-TERM INVESTMENTS

    (Cost $265,073)                                     265,073
                                                   ------------

TOTAL INVESTMENTS - 97.0%

    (Cost $130,791,727)                             149,654,845

  Other Assets in Excess of Liabilities - 3.0%        4,668,135
                                                   ------------

  TOTAL NET ASSETS - 100.0%                        $154,322,980
                                                   ============

  ADR  American Depository Receipt

  GDR  Global Depository Receipt

  (a)  Non-income producing security.

  (b) Restricted security. Purchased shares in a private placement transaction. Resale to the public may require registration or may extend only to qualified institutional buyers. The aggregate amount was $289,440 representing 0.2% of the Portfolio.

At June 30, 2007, the Fund had entered into "position hedge" forward currency exchange contracts that obligated the Fund to deliver or receive currencies at a specified future date. The contracts had net unrealized depreciation of $25,579 as of June 30, 2007. The terms of the open contracts are as follows:

    SETTLEMENT               CURRENCY TO       U.S. $ VALUE AT               CURRENCY TO       U.S. $ VALUE AT
    DATE                   BE DELIVERED        JUNE 30, 2007                 BE RECEIVED        JUNE 30, 2007
--------------------------------------------------------------------------------------------------------------
    7/25/07             24,911,135    NK         $ 4,228,215              3,100,000   EURO      $   4,199,071
    7/25/07                640,080    KB           1,284,799                950,000   EURO          1,286,812
    7/25/07              1,680,000    EURO         2,275,626              2,661,641   AUD           2,254,531
    7/25/07             32,980,800    JPY            268,822                200,000   EURO            270,908
    7/25/07          1,537,147,580    JPY         12,529,097              6,260,000   KB           12,565,380
    7/25/07          1,562,225,920    JPY         12,733,507             12,710,000   USD          12,710,000
    7/25/07              4,100,000    USD          4,100,000            503,723,300   JPY           4,105,785
                                               -------------                                    -------------
                                                 $37,420,066                                      $37,392,487
                                               =============                                    =============

    AUD     Australian Dollar
    EURO    Euro
    JPY     Japanese Yen
    NK      Norwegian Kroner
    KB      British Pound
    USD     U.S. Dollar


   The accompanying notes are an integral part of these financial statements.

                      STATEMENTS OF ASSETS AND LIABILITIES
                            JUNE 30, 2007 (UNAUDITED)
                                                                LKCM                          LKCM          LKCM           LKCM
                                                              SMALL CAP        LKCM         BALANCED    FIXED INCOME   INTERNATIONAL
                                                             EQUITY FUND    EQUITY FUND       FUND          FUND           FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value *................................... $714,749,040    $53,131,558    $11,426,820  $105,951,557   $149,654,845
Cash......................................................           --            540             --            --             --
Foreign currency **.......................................           --             --             --            --      4,946,909
Dividends and interest receivable.........................      702,512         53,807         58,338     1,649,916        393,160
Unrealized gain on open forward foreign currency
  contracts...............................................           --             --             --            --        135,349

Receivable for investments sold...........................           --             --             --     1,906,850      2,988,985
Receivable for fund shares sold...........................      542,196         27,955          2,037       360,014      1,039,061
Other assets..............................................       69,930         20,109          6,884        14,006         14,506
                                                            -----------     ----------     ----------   -----------    -----------
  Total assets............................................  716,063,678     53,233,969     11,494,079   109,882,343    159,172,815
                                                            -----------     ----------     ----------   -----------    -----------

LIABILITIES:
Payable for investments purchased.........................           --             --             --            --      4,263,228
Unrealized loss on open forward foreign currency
  contracts...............................................           --             --             --            --        162,928
Payable for investment advisory fees......................    1,316,605         63,922          2,193       115,128        309,375
Payable for fund shares redeemed..........................      180,731         40,400             --            --         41,799
Distribution expense payable..............................       31,361             --             --            --             --
Accrued expenses and other liabilities....................      251,381         28,733         12,318        51,144         72,505
                                                            -----------     ----------     ----------   -----------    -----------
  Total liabilities.......................................    1,780,078        133,055         14,511       166,272      4,849,835
                                                            -----------     ----------     ----------   -----------    -----------
NET ASSETS................................................ $714,283,600    $53,100,914    $11,479,568  $109,716,071   $154,322,980
                                                            ===========     ==========     ==========   ===========    ===========

NET ASSETS CONSIST OF:

Paid in capital........................................... $541,263,128    $35,902,484     $9,047,918  $111,933,596   $117,303,782
Undistributed net investment income.......................       97,321        202,151          6,827       212,193      1,573,340
Accumulated net realized gain (loss) on
  securities and foreign currency transactions............   54,069,421      1,274,275        163,445      (766,857)    16,589,320
Net unrealized appreciation (depreciation) on:
  Investments ............................................  118,853,730     15,722,004      2,261,378    (1,662,861)    18,863,118
  Other assets and liabilities denominated in
     foreign currency                                                --             --             --            --         (6,580)
                                                            -----------     ----------     ----------   -----------    -----------
NET ASSETS................................................ $714,283,600    $53,100,914    $11,479,568  $109,716,071   $154,322,980
                                                            ===========     ==========     ==========   ===========    ===========

INSTITUTIONAL CLASS***
Net assets................................................ $687,598,945    $53,100,914    $11,479,568  $109,716,071   $154,322,980
Shares of beneficial interest outstanding
  (unlimited shares of no par value authorized)...........   29,155,094      3,334,958        807,884    10,846,802     10,143,243

Net asset value per share (offering and redemption price). $      23.58    $     15.92    $     14.21  $      10.12   $      15.21
                                                            ===========     ==========     ==========   ===========    ===========

ADVISER CLASS
Net assets................................................ $ 26,684,655
Shares of beneficial interest outstanding
  (unlimited shares of no par value authorized)...........    1,146,327
Net asset value per share
  (offering and redemption price)......................... $      23.28
                                                            ===========

*   Cost of Investments................................... $595,895,310    $37,409,554    $ 9,165,442  $107,614,418   $130,791,727
                                                            ===========     ==========     ==========   ===========    ===========

**  Cost of Foreign Currency.............................. $         --    $        --    $        --  $         --   $  4,922,971
                                                            ===========     ==========     ==========   ===========    ===========

*** Currently, only the Small Cap Equity and Equity Funds offer a second class.

   The accompanying notes are an integral part of these financial statements.

                            STATEMENTS OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)
                                                                LKCM                          LKCM          LKCM           LKCM
                                                              SMALL CAP        LKCM         BALANCED    FIXED INCOME   INTERNATIONAL
                                                             EQUITY FUND    EQUITY FUND       FUND          FUND           FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends *...............................................  $ 2,652,034     $  393,995     $   61,388    $   77,900    $ 1,844,964
Interest..................................................      664,402         15,801         80,536     2,689,355         45,379
                                                             ----------      ---------      ---------     ---------     ----------
  Total income............................................    3,316,436        409,796        141,924     2,767,255      1,890,343
                                                             ----------      ---------      ---------     ---------     ----------

EXPENSES:
Investment advisory fees .................................    2,523,763        181,843         34,522       268,932        705,684
Distribution expense - Adviser Class......................       29,142             --             --            --             --
Administrative fees.......................................      284,938         23,401          9,955        43,406         57,563
Accounting and transfer agent fees and expenses...........      116,181         29,614         19,305        35,329         49,653
Professional fees.........................................       99,488          8,739          1,810        18,947         20,613
Federal and state registration............................       40,632         12,859          4,078         7,950          7,432
Custody fees and expenses.................................       41,567          2,946          2,068         5,948         71,659
Trustees' fees............................................       23,399          2,043            414         4,399          4,595
Reports to shareholders...................................       18,557          1,328            262         2,864          2,565
Other ....................................................       41,448          3,577            822         7,016          8,195
                                                             ----------      ---------      ---------     ---------     ----------
  Total expenses..........................................    3,219,115        266,350         73,236       394,791        927,959
  Less, expense waiver and/or reimbursement...............           --        (58,529)       (30,747)      (45,179)       (81,138)
                                                             ----------      ---------      ---------     ---------     ----------
  Net expenses............................................    3,219,115        207,821         42,489       349,612        846,821
                                                             ----------      ---------      ---------     ---------     ----------
NET INVESTMENT INCOME.....................................       97,321        201,975         99,435     2,417,643      1,043,522
                                                             ----------      ---------      ---------     ---------     ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
  Investments.............................................   31,734,499      1,366,662        184,107       (59,362)    11,865,428
  Foreign currency transactions...........................           --             --             --            --      1,190,706
                                                             ----------      ---------      ---------     ---------     ----------
                                                             31,734,499      1,366,662        184,107       (59,362)    13,056,134
                                                             ----------      ---------      ---------     ---------     ----------
Net change in unrealized appreciation/depreciation on:
  Investments.............................................   16,678,198      3,568,195        465,633      (848,825)     3,410,590
  Foreign currency transactions...........................           --             --             --            --       (264,333)
                                                             ----------      ---------      ---------     ---------     ----------
                                                             16,678,198      3,568,195        465,633      (848,825)     3,146,257
                                                             ----------      ---------      ---------     ---------     ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS....   48,412,697      4,934,857        649,740      (908,187)    16,202,391
                                                             ----------      ---------      ---------     ---------     ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......  $48,510,018     $5,136,832     $  749,175    $1,509,456    $17,245,913
                                                             ==========      =========      =========     =========     ==========


* Net of foreign taxes withheld...........................  $        --     $    3,844     $      812    $       --    $   224,208
                                                             ==========      =========      =========     =========     ==========


   The accompanying notes are an integral part of these financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS
                                                                                      LKCM                          LKCM
                                                                              SMALL CAP EQUITY FUND              EQUITY FUND
                                                                            Six Months        Year       Six Months         Year
                                                                               Ended         Ended          Ended          Ended
                                                                           June 30, 2007  December 31,  June 30, 2007   December 31,
                                                                            (Unaudited)       2006       (Unaudited)       2006
                                                                            ----------     ----------    ----------     -----------
OPERATIONS:
Net investment income (loss)............................................   $    97,321    $  (876,239)   $  201,975    $  464,789
Net realized gain on investments .......................................    31,734,499     71,930,820     1,366,662     1,252,873
Net change in unrealized appreciation/depreciation
  on investments........................................................    16,678,198     (4,283,456)    3,568,195     4,073,957
                                                                          ------------   ------------   -----------   -----------

    Net increase in net assets
      resulting from operations.........................................    48,510,018     66,771,125     5,136,832     5,791,619
                                                                          ------------   ------------   -----------   -----------

DIVIDENDS AND DISTRIBUTIONS
  TO INSTITUTIONAL CLASS SHAREHOLDERS:
Net investment income...................................................            --             --            --      (473,247)
Net realized gain on investments........................................            --    (58,721,958)           --    (1,395,027)
                                                                          ------------   ------------   -----------   -----------
                                                                                    --    (58,721,958)           --    (1,868,274)
                                                                          ------------   ------------   -----------   -----------

DISTRIBUTIONS TO ADVISER CLASS SHAREHOLDERS:
Net realized gain on investments........................................            --     (2,012,985)           --            --
                                                                          ------------   ------------   -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS (NOTE C)......................................    36,433,434    243,727,750    (2,420,492)      (49,003)
                                                                          ------------   ------------   -----------   -----------

Total increase in net assets............................................    84,943,452    249,763,932     2,716,340     3,874,342

NET ASSETS:
Beginning of period.....................................................   629,340,148    379,576,216    50,384,574    46,510,232
                                                                          ------------   ------------   -----------   -----------
End of period *.........................................................  $714,283,600   $629,340,148   $53,100,914   $50,384,574
                                                                          ============   ============   ===========   ===========

* Including undistributed net
  investment income of:.................................................  $     97,321   $         --   $   202,151   $       176
                                                                          ============   ============   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS
                                                                                      LKCM                          LKCM
                                                                                  BALANCED FUND               FIXED INCOME FUND
                                                                            Six Months        Year       Six Months         Year
                                                                               Ended         Ended          Ended          Ended
                                                                           June 30, 2007  December 31,  June 30, 2007   December 31,
                                                                            (Unaudited)       2006       (Unaudited)       2006
                                                                            ----------     ----------    ----------     -----------
OPERATIONS:
Net investment income...................................................   $    99,435     $  184,512   $ 2,417,643   $ 4,639,766
Net realized gain (loss) on investments ................................       184,107        129,081       (59,362)     (416,361)
Net change in unrealized appreciation/depreciation
  on investments........................................................       465,633        692,596      (848,825)       65,851
                                                                           -----------      ---------   -----------   -----------

    Net increase in net assets
      resulting from operations.........................................       749,175      1,006,189     1,509,456     4,289,256
                                                                           -----------      ---------   -----------   -----------

DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS:
Net investment income...................................................       (96,827)      (187,812)   (2,372,808)   (4,681,335)
Net realized gain on investments........................................            --       (133,606)           --            --
                                                                           -----------      ---------   -----------   -----------
                                                                               (96,827)      (321,418)   (2,372,808)   (4,681,335)
                                                                           -----------      ---------   -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS FROM
  FROM FUND SHARE TRANSACTIONS (NOTE C).................................       905,396          4,563     4,497,362    (9,124,756)
                                                                           -----------      ---------   -----------   -----------

Total increase (decrease) in net assets.................................     1,557,744        689,334     3,634,010    (9,516,835)

NET ASSETS:
Beginning of period.....................................................     9,921,824      9,232,490   106,082,061   115,598,896
                                                                           -----------      ---------   -----------   -----------
End of period *.........................................................   $11,479,568     $9,921,824  $109,716,071  $106,082,061
                                                                           ===========      =========   ===========   ===========

* Including undistributed net
  investment income of:.................................................   $     6,827     $    4,220  $    212,193  $    167,359
                                                                           ===========      =========   ===========   ===========

                                                                                                                    LKCM
                                                                                                             INTERNATIONAL FUND
                                                                                                         Six Months        Year
                                                                                                            Ended         Ended
                                                                                                        June 30, 2007  December 31,
                                                                                                         (Unaudited)       2006
                                                                                                         ----------     -----------
OPERATIONS:
Net investment income................................................................................   $ 1,043,522    $   761,977
Net realized gain on investments, futures contracts and foreign currency transactions................    13,056,134     13,463,472
Net change in unrealized appreciation/depreciation...................................................     3,146,257     10,145,879
                                                                                                        -----------    -----------
    Net increase in net assets resulting from operations.............................................    17,245,913     24,371,328
                                                                                                        -----------    -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income................................................................................            --     (1,404,574)
Net realized gain on investments.....................................................................            --     (4,379,796)
                                                                                                        -----------    -----------
                                                                                                                 --     (5,784,370)
                                                                                                        -----------    -----------

NET INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS (NOTE C).....................................       782,515     35,807,148
                                                                                                        -----------    -----------

Total increase in net assets.........................................................................    18,028,428     54,394,106

NET ASSETS:
Beginning of period..................................................................................   136,294,552     81,900,446
                                                                                                        -----------    -----------
End of period *......................................................................................  $154,322,980   $136,294,552
                                                                                                        ===========    ===========
* Including undistributed net investment income of:..................................................  $  1,573,340   $    529,817
                                                                                                        ===========    ===========

   The accompanying notes are an integral part of these financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING
                                                                        LKCM SMALL CAP EQUITY FUND
                                           Institutional  Institutional  Institutional  Institutional  Institutional
                                                Class         Class        Class          Class          Class*
                                             Six Months        Year         Year          Year           Year           Year
                                                Ended          Ended        Ended         Ended          Ended         Ended
                                               June 30,      December      December      December       December      December,
                                                 2007           31,           31,           31,            31,           31,
                                             (Unaudited)       2006          2005          2004           2003          2002
                                               --------      --------      --------      --------       --------       --------
NET ASSET VALUE -- BEGINNING OF PERIOD....     $  21.98      $  21.12      $  21.46      $  19.54       $  15.24       $  17.29
                                               --------      --------      --------      --------       --------       --------
Net investment income (loss)..............         0.00(1)      (0.04)(2)     (0.05)(2)     (0.08)(2)      (0.08)(2)      (0.03)(3)
Net realized and unrealized gain
   (loss) on investments..................         1.60          3.22          3.17          4.40           5.38          (2.01)
                                               --------      --------      --------      --------       --------       --------
   Total from investment operations.......         1.60          3.18          3.12          4.32           5.30          (2.04)
                                               --------      --------      --------      --------       --------       --------
Dividends from net investment income......           --            --            --            --             --          (0.00)(4)
Distributions from net realized gains.....           --         (2.32)        (3.46)        (2.40)         (1.00)         (0.01)
                                               --------      --------      --------      --------       --------       --------
   Total dividends and distributions......           --         (2.32)        (3.46)        (2.40)         (1.00)         (0.01)
                                               --------      --------      --------      --------       --------       --------
NET ASSET VALUE -- END OF PERIOD..........     $  23.58      $  21.98      $  21.12      $  21.46       $  19.54       $  15.24
                                               ========      ========      ========      ========       ========       ========
Total Return..............................        7.28%(5)     14.98%        14.42%        22.09%         34.71%       (11.79)%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (thousands).....     $687,599      $608,417      $370,988      $344,990       $266,842       $206,886
Ratio of expenses to average net assets:..        0.95%(6)      0.96%         0.99%         0.96%          0.97%          0.94%
Ratio of net investment income (loss)
  to average net assets: .................        0.04%(6)    (0.16)%       (0.23)%       (0.38)%        (0.45)%        (0.19)%
Portfolio turnover rate(7)................          29%           56%           56%           53%            43%            52%

* On May 1, 2003 the Adviser Class Shares were effective and the initial class of shares were named Institutional Class Shares.
(1)  Less than $0.005.
(2) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(3) Net investment loss per shares is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(4)  Less than $(0.005).
(5)  Not annualized.
(6)  Annualized.
(7) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                                                  LKCM SMALL CAP EQUITY FUND - ADVISER CLASS
                                                                          Six Months    Year        Year       Year     June 5, 2003
                                                                            Ended       Ended      Ended       Ended      through
                                                                          June 30,     December   December   December     December
                                                                            2007          31,       31,          31,        31,
                                                                         (Unaudited)     2006       2005        2004       2003*
                                                                          --------    --------   --------    --------    --------
NET ASSET VALUE -- BEGINNING OF PERIOD..................................  $  21.73    $  20.95   $  21.36    $  19.51    $  16.85
                                                                          --------    --------   --------    --------    --------
Net investment loss(1).................................................      (0.02)      (0.09)     (0.11)      (0.13)      (0.08)
Net realized and unrealized gain on investments........................       1.57        3.19       3.16        4.38        3.74
                                                                          --------    --------   --------    --------    --------
   Total from investment operations....................................       1.55        3.10       3.05        4.25        3.66
                                                                          --------    --------   --------    --------    --------
Distributions from net realized gains..................................         --       (2.32)     (3.46)      (2.40)      (1.00)
                                                                          --------    --------   --------    --------    --------
NET ASSET VALUE -- END OF PERIOD........................................  $  23.28    $  21.73   $  20.95    $  21.36    $  19.51
                                                                          ========    ========   ========    ========    ========
TOTAL RETURN...........................................................      7.13%(2)   14.72%     14.16%      21.76%      21.66%(2)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)..................................    $26,685     $20,923     $8,589      $7,329      $3,636
Ratio of expenses to average net assets:...............................       1.20%(3)   1.21%      1.24%       1.21%       1.21%(3)
Ratio of net investment income (loss) to average net assets:...........     (0.21)%(3) (0.41)%    (0.48)%     (0.63)%     (0.69)%(3)
Portfolio turnover rate(4).............................................        29%         56%        56%         53%         43%

* On May 1, 2003 the Adviser Class Shares were effective and the initial class of shares were named Institutional Class Shares. Commencement of sales of the Adviser Class occurred on June 5, 2003.
(1) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)  Not annualized.
(3)  Annualized.
(4) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

   The accompanying notes are an integral part of these financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING
                                                                             LKCM EQUITY FUND
                                                  Six Months       Year      Year        Year        Year        Year
                                                     Ended         Ended     Ended       Ended      Ended       Ended
                                                    June 30,     December   December   December    December   December,
                                                      2007          31,        31,        31,         31,       31,
                                                  (Unaudited)      2006       2005       2004        2003       2002
                                                    --------    --------    --------   --------    --------   --------
NET ASSET VALUE -- BEGINNING OF PERIOD............  $  14.43    $  13.30    $  13.09   $  12.24    $   9.98   $  11.76
                                                    --------    --------    --------   --------    --------   --------
Net investment income ............................      0.06        0.14        0.11       0.11        0.07       0.06
Net realized and unrealized gain (loss)
   on investments.................................      1.43        1.55        0.52       0.85        2.26      (1.78)
                                                    --------    --------    --------   --------    --------   --------
   Total from investment operations...............      1.49        1.69        0.63       0.96        2.33      (1.72)
                                                    --------    --------    --------   --------    --------   --------
Dividends from net investment income..............        --       (0.14)      (0.12)     (0.11)      (0.07)     (0.06)
Distributions from net realized gains.............        --       (0.42)      (0.30)        --          --         --
                                                    --------    --------    --------   --------    --------   --------
   Total dividends and distributions..............        --       (0.56)      (0.42)     (0.11)      (0.07)     (0.06)
                                                    --------    --------    --------   --------    --------   --------
NET ASSET VALUE -- END OF PERIOD..................  $  15.92    $  14.43    $  13.30   $  13.09    $  12.24   $   9.98
                                                    ========    ========    ========   ========    ========   ========
TOTAL RETURN......................................    10.33%(1)   12.65%       4.80%      7.88%      23.38%    (14.64)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands).............  $ 53,101    $ 50,385    $ 46,510   $ 37,240    $ 33,729   $ 24,672
Ratio of expenses to average net assets:
 Before expense waiver and/or reimbursement.......     1.03%(2)    1.06%       1.10%      1.18%       1.18%       1.05%
 After expense waiver and/or reimbursement........     0.80%(2)    0.80%       0.80%      0.80%       0.80%       0.80%
Ratio of net investment income to
   average net assets:
 Before expense waiver and/or reimbursement.......     0.55%(2)    0.71%       0.60%      0.54%       0.33%       0.29%
 After expense waiver and/or reimbursement........     0.78%(2)    0.97%       0.90%      0.92%       0.71%       0.54%
Portfolio turnover rate...........................        7%         24%         21%        28%         14%         44%

(1)  Not annualized
(2)  Annualized.

                                                                           LKCM BALANCED FUND
                                                  Six Months       Year      Year        Year        Year        Year
                                                     Ended         Ended     Ended       Ended      Ended       Ended
                                                    June 30,     December   December   December    December   December,
                                                      2007          31,        31,        31,         31,       31,
                                                  (Unaudited)      2006       2005       2004        2003       2002
                                                    --------    --------    --------   --------    --------   --------
NET ASSET VALUE -- BEGINNING OF PERIOD............  $  13.36    $  12.42    $  11.85   $  11.29    $   9.86    $  11.44
                                                    --------    --------    --------   --------    --------    --------
Net investment income ............................      0.13        0.25        0.21       0.22        0.19        0.23
Net realized and unrealized gain (loss)
   on investments.................................      0.84        1.13        0.48       0.57        1.42       (1.59)
                                                    --------    --------    --------   --------    --------    --------
   Total from investment operations...............      0.97        1.38        0.69       0.79        1.61       (1.36)
                                                    --------    --------    --------   --------    --------    --------
Dividends from net investment income..............     (0.12)      (0.26)      (0.12)     (0.23)      (0.18)      (0.21)
Distributions from net realized gains.............        --       (0.18)         --         --          --       (0.01)
                                                    --------    --------    --------   --------    --------    --------
   Total dividends and distributions..............     (0.12)      (0.44)      (0.12)     (0.23)      (0.18)      (0.22)
                                                    --------    --------    --------   --------    --------    --------
NET ASSET VALUE -- END OF PERIOD..................  $  14.21    $  13.36    $  12.42   $  11.85    $  11.29     $  9.86
                                                    ========    ========    ========   ========    ========     =======
TOTAL RETURN......................................     7.30%(1)   11.22%       5.87%      7.10%      16.59%    (11.97)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands).............  $11,480     $  9,922    $  9,232   $  8,408     $ 8,753     $ 7,298
Ratio of expenses to average net assets:
 Before expense waiver and/or reimbursement.......    1.38%(2)     1.45%       1.47%      1.49%       1.52%       1.66%
 After expense waiver and/or reimbursement........    0.80%(2)     0.80%       0.80%      0.80%       0.80%       0.80%
Ratio of net investment income to
   average net assets:
 Before expense waiver and/or reimbursement.......    1.29%(2)     1.30%       1.03%      1.20%       1.09%       1.31%
 After expense waiver and/or reimbursement........    1.87%(2)     1.95%       1.70%      1.89%       1.81%       2.17%
Portfolio turnover rate...........................      10%          12%         24%        19%         24%         17%

(1)  Not annualized.
(2)  Annualized.

   The accompanying notes are an integral part of these financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING
                                                                         LKCM FIXED INCOME FUND
                                                  Six Months        Year      Year        Year        Year        Year
                                                     Ended          Ended     Ended       Ended      Ended       Ended
                                                    June 30,      December   December   December    December   December,
                                                      2007           31,        31,        31,         31,       31,
                                                  (Unaudited)       2006       2005       2004        2003       2002
                                                    --------     --------    --------   --------    --------   --------
NET ASSET VALUE -- BEGINNING OF PERIOD............  $  10.19     $  10.24    $  10.42   $  10.52    $  10.61   $  10.48
                                                    --------     --------    --------   --------    --------   --------
Net investment income ............................      0.23         0.44        0.36       0.39        0.42       0.51
Net realized and unrealized gain
   (loss) on investments..........................     (0.08)       (0.05)      (0.18)     (0.10)      (0.08)      0.13
                                                    --------     --------    --------   --------    --------   --------
   Total from investment operations...............      0.15         0.39        0.18       0.29        0.34       0.64
                                                    --------     --------    --------   --------    --------   --------
Dividends from net investment income..............     (0.22)       (0.44)      (0.36)     (0.39)      (0.43)     (0.51)
                                                    --------     --------    --------   --------    --------   --------
NET ASSET VALUE -- END OF PERIOD..................  $  10.12     $  10.19    $  10.24   $  10.42    $  10.52   $  10.61
                                                    ========     ========    ========   ========    ========   ========
TOTAL RETURN......................................     1.50%(1)     3.96%       1.79%      2.77%       3.25%      6.32%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands).............  $109,716     $106,082    $115,599   $ 93,283    $ 68,354   $ 56,565
Ratio of expenses to average net assets:
 Before expense waiver and/or reimbursement.......     0.73%(2)     0.74%       0.76%      0.75%       0.77%      0.75%
 After expense waiver and/or reimbursement........     0.65%(2)     0.65%       0.65%      0.65%       0.65%      0.65%
Ratio of net investment income
   to average net assets:
 Before expense waiver and/or reimbursement.......     4.41%(2)     4.14%       3.56%      3.78%       3.98%      4.96%
 After expense waiver and/or reimbursement........     4.49%(2)     4.23%       3.67%      3.88%       4.10%      5.06%
Portfolio turnover rate...........................       19%          30%         40%        27%         58%        40%

(1)  Not annualized.
(2)  Annualized.

   The accompanying notes are an integral part of these financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING
                                                                              LKCM INTERNATIONAL FUND
                                                    Six Months     Year        Year          Year         Year         Year
                                                      Ended        Ended       Ended        Ended        Ended        Ended
                                                     June 30,    December     December    December     December     December,
                                                       2007         31,        31,            31,         31,           31,
                                                   (Unaudited)     2006         2005         2004         2003         2002
                                                    --------     --------     --------     --------     --------     --------
NET ASSET VALUE -- BEGINNING OF PERIOD............  $  13.49     $  11.10      $  9.40     $   8.52     $   6.41     $   8.07
                                                    --------     --------     --------     --------     --------     --------
Net investment income ............................      0.10         0.10(1)      0.02(1)      0.04(1)      0.07(2)      0.08(1)
Net realized and unrealized gain (loss)
   on investments.................................      1.62         2.95         1.91         0.95         2.13        (1.60)
                                                    --------     --------     --------     --------     --------     --------
   Total from investment operations...............      1.72         3.05         1.93         0.99         2.20        (1.52)
                                                    --------     --------     --------     --------     --------     --------
Redemption fees...................................        --           --           --           --         0.02           --
                                                    --------     --------     --------     --------     --------     --------
Dividends from net investment income..............                  (0.16)       (0.23)       (0.11)       (0.11)       (0.14)
Distributions from net realized gains.............        --        (0.50)          --           --           --           --
                                                    --------     --------     --------     --------     --------     --------
   Total dividends and distributions..............        --        (0.66)       (0.23)       (0.11)       (0.11)       (0.14)
                                                    --------     --------     --------     --------     --------     --------
NET ASSET VALUE -- END OF PERIOD..................  $  15.21     $  13.49     $  11.10     $   9.40     $   8.52     $   6.41
                                                    ========     ========     ========     ========     ========     ========
TOTAL RETURN......................................    12.75%(3)    27.51%       20.49%       11.59%       34.68%     (18.86)%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (thousands).............  $154,323     $136,295     $ 81,900     $ 42,104     $ 41,189     $ 31,542
Ratio of expenses to average net assets:
 Before expense waiver and/or reimbursement.......     1.31%(4)     1.34%        1.99%        1.67%        1.99%        1.55%
 After expense waiver and/or reimbursement........     1.20%(4)     1.20%        1.20%        1.20%        1.20%        1.20%
Ratio of net investment income
   to average net assets:
 Before expense waiver and/or reimbursement.......     1.37%(4)     0.62%      (0.57)%        0.01%        0.25%        0.68%
 After expense waiver and/or reimbursement........     1.48%(4)     0.76%        0.22%        0.48%        1.04%        1.03%
Portfolio turnover rate...........................       78%         141%          56%(5)       N/A          N/A          N/A

(1) Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(2) Net investment income per shares is calculated using the ending balance of undistributed net investment income prior to considerations of adjustments for permanent book and tax differences.
(3)  Not annualized.
(4)  Annualized.
(5) On August 29, 2005, the Fund began investing directly in foreign securities again instead of investing all of its investable assets into the TT EAFE Portfolio. Portfolio turnover rate is provided for the period August 29, 2005 through December 31, 2005.

   The accompanying notes are an integral part of these financial statements.

                                   LKCM FUNDS
                  NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

A. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES: LKCM Funds (the "Trust") is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end, management investment company. The Trust was organized as a Delaware business trust on February 10, 1994 and consists of nine diversified series, five of which are presented herein and include the LKCM Small Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Fund (collectively, the "Funds"), the assets of which are invested in separate, independently managed portfolios. Investment operations of the Funds began on July 14, 1994 (LKCM Small Cap Equity Fund), January 3, 1996 (LKCM Equity Fund), and December 30, 1997 (LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Fund). The Small Cap Equity Fund and the Equity Fund issued a second class of shares, Adviser Class Shares, and renamed the initial class as Institutional Class Shares on May 1, 2003. The Small Cap Equity Adviser Class Shares were initially sold on June 5, 2003 and are subject to expenses pursuant to the Rule 12b-1 plan described in Note B. The Equity Fund Adviser Class Shares have not yet commenced sales. Each Fund charges a 1% redemption fee for redemptions on Fund shares held for less than 30 days.

The LKCM Small Cap Equity Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities of small companies (those with market capitalizations at the time of investment between $400 million and $2 billion) which Luther King Capital Management Corporation (the "Adviser") believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The LKCM Equity Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities of companies which the Adviser believes are likely to have above-average growth in revenue and/or earnings, above-average returns on shareholders' equity and under-leveraged balance sheets, and potential for above-average capital appreciation. The LKCM Balanced Fund seeks to provide investors with current income and capital appreciation by investing primarily in a diversified portfolio of equity and debt securities of companies with established operating histories and strong fundamental characteristics. The LKCM Fixed Income Fund seeks to provide investors with current income by investing primarily in a diversified portfolio of investment grade, short and intermediate-term debt securities issued by corporations, the U.S. Government, agencies or instrumentalities of the U.S. Government and cash equivalent securities. The LKCM International Fund seeks to provide investors with a total return in excess of the Morgan Stanley Capital International EAFE Index.

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements.

     1. SECURITY VALUATION: Securities listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price taken from the exchange where the security is primarily traded. Nasdaq National Market securities are valued at the Nasdaq Official Closing Price ("NOCP"). Unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. Securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price. Debt securities (other than obligations having a maturity of 60 days or less) are normally valued at the mean of the bid and ask price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost which reflects fair value. Other assets and securities for which no quotations are readily available (including restricted securities) are valued in good faith at fair value using methods determined by the Board of Trustees. The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to the Adviser. The procedures authorize the Adviser to make all determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Funds may also use independent pricing services to assist in pricing portfolio securities.

     Trading in securities on most foreign exchanges is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Trustees.

     In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements". SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact of adoption of SFAS No. 157 on its financial statements.

     2. FEDERAL INCOME TAXES: The Funds have elected to be treated as "regulated investment companies" under Subchapter M of the Internal Revenue Code and each Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

     3. DISTRIBUTIONS TO SHAREHOLDERS: The LKCM Small Cap Equity, LKCM Equity and LKCM International Funds generally intend to pay dividends and net capital gain distributions, if any, at least on an annual basis. The LKCM Balanced and LKCM Fixed Income Funds generally intend to pay dividends on a quarterly basis and net capital gain distributions, if any, at least on an annual basis.

     4. FOREIGN SECURITIES: Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

     5. FOREIGN CURRENCY TRANSLATIONS: The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank, on the following basis:

     1. Market value of investment securities and other assets and liabilities: at the rate of exchange at the valuation date.

     2. Purchases and sales of investment securities, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the periods, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

     Reported realized foreign currency gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes are recorded on the Funds' books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies which are held at period end. At June 30, 2007, substantially all of the LKCMInternational Fund's net assets consist of securities of issuers which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

     6. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Funds may enter into forward foreign currency contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Fund's exposure to foreign currency exchange fluctuations. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market".

     When the forward contract is closed, or the delivery of the currency is made or taken, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of currency and in an unlimited amount for sales of currency. As of June 30, 2007, the International Fund had outstanding forward foreign currency contracts as shown on the Schedule of Investments.

     7. EXPENSE ALLOCATION: Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense. Expenses that are directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class. For multi-class Funds, income, unrealized and realized gains/losses are generally allocated between the Fund's classes in proportion to their respective net assets.

     8. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     9. GUARANTEES AND INDEMNIFICATIONS: In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

     10. OTHER: Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. All discounts and premiums are amortized on the effective interest method for tax and financial reporting purposes. Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

     11. RESTRICTED AND ILLIQUID SECURITIES: The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

B. INVESTMENT ADVISORY AND OTHER AGREEMENTS: Luther King Capital Management Corporation (the "Adviser") serves as the investment adviser to the Funds under an Investment Advisory Agreement (the "Agreement"). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund's average daily net assets. The Adviser has entered into a Subadvisory Agreement with TT International (the "Sub-Adviser") for the LKCM International Fund. Pursuant to its Subadvisory Agreement with the Adviser, the Sub-Adviser is entitled to receive a fee from the Adviser, calculated daily and payable quarterly, at the annual rate below as applied to the LKCM International Fund's average daily net assets. The Adviser has voluntarily agreed to pay operating expenses in excess of the annual cap rates presented below as applied to each Fund's average daily net assets. For the six months ended June 30, 2007, the Adviser waived and/or reimbursed the following expenses:

                                  LKCM              LKCM       LKCM            LKCM               LKCM
                                SMALL CAP          EQUITY    BALANCED         FIXED           INTERNATIONAL
                               EQUITY FUND          FUND       FUND        INCOME FUND            FUND

Annual Advisory Rate          0.75%                0.70%       0.65%          0.50%             1.00%(1)(2)
Annual Cap on Expenses        1.00% (Inst.)        0.80%       0.80%          0.65%             1.20%
                              1.25% (Adviser)

Expenses Waived and/or
Reimbursed                      --               $58,529     $30,747        $45,179          $81,138

(1) The Adviser is entitled to receive a fee, calculated daily and payable quarterly, at the annual rate of 1.00% of the Fund's average daily net assets.

(2) Pursuant to its Subadvisory Agreement with the Adviser, the Sub-Adviser is entitled to receive a fee from the Adviser, calculated daily and payable quarterly, at an annual rate of 0.50%, net of fee waivers.

U.S. Bancorp Fund Services, LLC serves as transfer agent and administrator for the Trust and serves as accounting services agent for the Trust. U.S. Bank, N.A. serves as custodian for the Trust.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust's principal underwriter.

The Small Cap Equity Fund and the Equity Fund have adopted a Rule 12b-1 plan under which the Adviser Class of each Fund may pay up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized a fee of 0.25% of each Fund's average daily net assets. For the six months ended June 30, 2007, fees accrued by the Small Cap Equity Fund pursuant to the 12b-1 Plan were $29,142.

C. FUND SHARES: At June 30, 2007, there was an unlimited number of shares of beneficial interest, no par value, authorized. The following table summarizes the activity in shares of each Fund:

SMALL CAP EQUITY FUND

                                                   SIX MONTHS ENDED                                  YEAR ENDED
                                                     JUNE 30, 2007                                DECEMBER 31, 2006
                                                -----------------------                        -----------------------
                                                  INSTITUTIONAL CLASS                            INSTITUTIONAL CLASS
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------    -----------                      ----------    -----------
Shares sold                                     4,760,613   $107,026,843                      11,064,923   $255,892,577
Shares issued to shareholders in
  reinvestment of distributions                        --             --                       2,354,952     52,209,347
Shares redeemed                                (3,284,550)   (74,655,344)                     (3,305,745)   (76,618,156)
Redemption fee                                                       546                                          9,628
                                               ----------   ------------                      ----------   ------------
Net increase                                    1,476,063   $ 32,372,045                      10,114,130   $231,493,396
                                                            ============                                   ============
SHARES OUTSTANDING:

Beginning of period                            27,679,031                                     17,564,901
                                               ----------                                     ----------
End of period                                  29,155,094                                     27,679,031
                                               ==========                                     ==========

SMALL CAP EQUITY FUND
                                                   SIX MONTHS ENDED                                  YEAR ENDED
                                                     JUNE 30, 2007                                DECEMBER 31, 2006
                                                -----------------------                        -----------------------
                                                     ADVISER CLASS                                  ADVISER CLASS
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------    -----------                      ----------    -----------
Shares sold                                       342,907   $  7,632,622                         629,302   $ 14,187,670
Shares issued to shareholders in
  reinvestment of distributions                        --             --                          91,875      2,012,985
Shares redeemed                                  (159,670)    (3,571,233)                       (168,008)    (3,966,306)
Redemption fee                                                        --                                              5
                                               ----------   ------------                      ----------   ------------
Net increase                                      183,237   $  4,061,389                         553,169   $ 12,234,354
                                                            ============                                   ============
SHARES OUTSTANDING:

Beginning of period                               963,090                                        409,921
                                               ----------                                     ----------
End of period                                   1,146,327                                        963,090
                                               ==========                                     ==========
Total Net Increase                                          $ 36,433,434                                   $243,727,750
                                                            ============                                   ============

EQUITY FUND
                                                   SIX MONTHS ENDED                                  YEAR ENDED
                                                     JUNE 30, 2007                                DECEMBER 31, 2006
                                                -----------------------                        -----------------------
                                                  INSTITUTIONAL CLASS                            INSTITUTIONAL CLASS
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------    -----------                      ----------    -----------
Shares sold                                       217,628   $  3,294,830                         647,235   $  8,805,006
Shares issued to shareholders in
  reinvestment of distributions                        --             --                         115,441      1,676,196
Shares redeemed                                  (373,984)    (5,715,322)                       (769,114)   (10,531,915)
Redemption fee                                                        --                                          1,710
                                               ----------   ------------                      ----------   ------------
Net decrease                                     (156,356)  $ (2,420,492)                         (6,438)  $    (49,003)
                                                            ============                                   ============
SHARES OUTSTANDING:

Beginning of period                             3,491,314                                      3,497,752
                                               ----------                                     ----------
End of period                                   3,334,958                                      3,491,314
                                               ==========                                     ==========

BALANCED FUND
                                                   SIX MONTHS ENDED                                  YEAR ENDED
                                                     JUNE 30, 2007                                DECEMBER 31, 2006
                                                -----------------------                        -----------------------
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------    -----------                      ----------    -----------
Shares sold                                        99,280   $  1,380,262                          82,100   $  1,070,196
Shares issued to shareholders in
  reinvestment of distributions                     6,867         95,646                          24,220        317,817
Shares redeemed                                   (41,017)      (570,512)                       (106,900)    (1,383,450)
Redemption fee                                                        --                                             --
                                               ----------   ------------                      ----------   ------------
Net increase (decrease)                            65,130   $    905,396                            (580)  $      4,563
                                                            ============                                   ============
SHARES OUTSTANDING:

Beginning of period                               742,754                                        743,334
                                               ----------                                     ----------
End of period                                     807,884                                        742,754
                                               ==========                                     ==========

FIXED INCOME FUND
                                                   SIX MONTHS ENDED                                  YEAR ENDED
                                                     JUNE 30, 2007                                DECEMBER 31, 2006
                                                -----------------------                        -----------------------
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------    -----------                      ----------    -----------
Shares sold                                       635,363   $  6,501,887                       1,325,366   $ 13,518,101
Shares issued to shareholders in
  reinvestment of distributions                   207,083      2,105,567                         404,444      4,099,350
Shares redeemed                                  (400,954)    (4,110,092)                     (2,618,337)   (26,742,207)
                                               ----------   ------------                      ----------   ------------
Net increase (decrease)                           441,492   $  4,497,362                        (888,527)  $ (9,124,756)
                                                            ============                                   ============
SHARES OUTSTANDING:

Beginning of period                            10,405,310                                     11,293,837
                                               ----------                                     ----------
End of period                                  10,846,802                                     10,405,310
                                               ==========                                     ==========

INTERNATIONAL FUND
                                                   SIX MONTHS ENDED                                  YEAR ENDED
                                                     JUNE 30, 2007                                DECEMBER 31, 2006
                                                -----------------------                        -----------------------
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------    -----------                      ----------    -----------
Shares sold                                       865,975   $ 12,137,841                       2,684,049   $ 34,856,332
Shares issued to shareholders in
  reinvestment of distributions                     2,293         30,923                         418,999      5,652,304
Shares redeemed                                  (825,448)   (11,386,249)                       (379,205)    (4,703,089)
Redemption fee                                                        --                                          1,601
                                               ----------   ------------                      ----------   ------------
Net increase                                       42,820   $    782,515                       2,723,843   $ 35,807,148
                                                            ============                                   ============
SHARES OUTSTANDING:

Beginning of period                            10,100,423                                      7,376,580
                                               ----------                                     ----------
End of period                                  10,143,243                                     10,100,423
                                               ==========                                     ==========

From time to time, the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds. At June 30, 2007, the LKCM International Fund had a shareholder that owned greater than 20%of the Fund.

D. SECURITY TRANSACTIONS: Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 2007 were as follows:

                                                PURCHASES                           SALES
                                          U.S.                               U.S.
                                       GOVERNMENT       OTHER             GOVERNMENT       OTHER
                                      -----------   ------------          ----------   ------------
LKCM Small Cap Equity Fund            $        --   $236,556,872          $       --   $192,054,091
LKCM Equity Fund                               --      3,787,933                  --      6,534,751
LKCM Balanced Fund                        846,541      1,052,475             150,219        839,947
LKCM Fixed Income Fund                 17,443,920      6,773,764           4,264,340     15,072,020
LKCM International Fund                        --    122,059,522                  --    106,747,145

E. TAX INFORMATION: At December 31, 2006, the components of accumulated earnings (losses) on a tax basis were as follows:

                                   LKCM                LKCM                 LKCM              LKCM                   LKCM
                                 SMALL CAP            EQUITY               BALANCED           FIXED              INTERNATIONAL
                                EQUITY FUND            FUND                  FUND           INCOME FUND               FUND
                               -------------       ------------          -----------       -------------        --------------
Cost of Investments            $ 525,776,999       $ 38,066,393          $ 8,078,667       $ 104,736,232        $  105,135,931
                               =============       ============          ===========       =============        ==============
Gross Unrealized Appreciation  $ 116,878,594       $ 12,705,112          $ 2,022,996       $     674,981        $   16,872,885
Gross Unrealized Depreciation    (14,703,062)          (551,961)            (223,031)         (1,351,774)           (1,654,721)
                               -------------       ------------          -----------       -------------        --------------
Net Unrealized
  Appreciation (Depreciation)  $ 102,175,532       $ 12,153,151          $ 1,799,965       $    (676,793)       $   15,218,164
                               =============       ============          ===========       =============        ==============
Undistributed Ordinary Income  $          --       $        176          $        --       $          --        $      783,952
Undistributed Long-Term
  Capital Gain                    22,334,922                 --                  450                  --             3,878,798
                               -------------       ------------          -----------       -------------        --------------
Total Distributable Earnings   $  22,334,922       $        176          $       450       $          --        $    4,662,750
                               -------------       ------------          -----------       -------------        --------------
Other Accumulated
  Losses                       $          --       $    (91,729)         $   (21,113)      $    (677,380)       $       (6,624)
                               -------------       ------------          -----------       -------------        --------------
Total Accumulated
  Earnings (Losses)            $ 124,510,454       $ 12,061,598          $ 1,779,302       $  (1,354,173)       $   19,874,290
                               =============       ============          ===========       =============        ==============

At December 31, 2006 the accumulated capital loss carryforwards were as follows:

                                  LKCM
                                 FIXED
                             ------------
Expiring in 2010             $    191,023
Expiring in 2013                   38,877
Expiring in 2014                  338,541
                             ------------
                             $    568,441
                             ============

To the extent the Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code. For the year ended December 31, 2006, capital loss carryforwards of $4,803 and $17,059,390 were utilized by the LKCM Balanced Fund and the LKCM International Fund, respectively. At December 31, 2006, the LKCM Equity Fund, LKCM Balanced Fund and LKCM Fixed Income Fund had net realized losses from transactions between November 1, 2006 and December 31, 2006 of $91,729, $21,113 and $108,939, respectively, which are deferred for tax purposes and will be recognized in 2007.

The tax components of dividends paid during the six months ended June 30, 2007 were as follows:

                                         ORDINARY                   LONG-TERM
                                          INCOME                  CAPITAL GAINS
                                        ----------                -------------
LKCM Small Cap Equity Fund              $       --                     $ --
LKCM Equity Fund                                --                       --
LKCM Balanced Fund                          96,827                       --
LKCM Fixed Income Fund                   2,372,968                       --
LKCM International Fund                         --                       --

The tax components of dividends paid during the year ended December 31, 2006 were as follows:

                                         ORDINARY                   LONG-TERM
                                          INCOME                  CAPITAL GAINS
                                        ----------                -------------
LKCM Small Cap Equity Fund              $       --                $60,734,943
LKCM Equity Fund                           473,247                  1,395,027
LKCM Balanced Fund                         209,384                    112,034
LKCM Fixed Income Fund                   4,681,335                         --
LKCM International Fund                  1,404,574                  4,379,796

Effective June 29, 2007, the Fund adopted Financial Accounting Standards Board
(FASB) Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes", a clarification of FASB Statement No. 109, "Accounting for Income Taxes". FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The adoption of FIN 48 had no impact on the Fund's net assets or results of operations.

F. SUBSEQUENT EVENTS: Effective August 1, 2007, with the approval of the Audit and Compliance Committee of the LKCM Funds ("Funds"), PricewaterhouseCoopers LLP was dismissed as the independent registered public accounting firm for the Funds. At a meeting held on August 28, 2007, based on Audit and Compliance Committee recommendations and approvals, the full Board of Trustees of the Funds approved the appointment of Deloitte & Touche LLP as the Funds' registered public accounting firm for the fiscal year ending December 31, 2007.

The reports of PricewaterhouseCoopers LLP on the Funds' financial statements for each of the last two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Funds' two most recent fiscal years, and through August 1, 2007, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds' financial statements.

Additionally, during the fiscal years ended December 31, 2005 and December 31, 2006, and during the period from January 1, 2007 through August 1, 2007, the Funds did not consult with Deloitte & Touche LLP on items which concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds' financial statements or concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

                                   LKCM FUNDS
                             ADDITIONAL INFORMATION
                                  JUNE 30, 2007

TAX INFORMATION: The Funds designated the following percentages of dividends declared from net investment income for the fiscal year ended December 31, 2006 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

                  Equity                            100.00%
                  Balanced                           61.88%
                  Fixed Income                        3.00%
                  International                      52.75%

The Funds designated the following percentages of dividends declared during the fiscal year ended December 31, 2006 as dividends qualifying for the dividends received deduction available to corporate shareholders.

                  Equity                            100.00%
                  Balanced                           59.30%
                  Fixed Income                        3.00%
                  International                       0.00%

ADDITIONAL INFORMATION APPLICABLE TO FOREIGN SHAREHOLDERS ONLY: The Funds hereby designate the following percentages of their ordinary income distributions for the fiscal year as interest-related dividends under Internal Revenue Code
Section 871(k)(1)( C ).

                  Equity                             10.16%
                  Balanced                           56.79%
                  Fixed Income                      100.00%
                  International                       1.49%

The Funds hereby designate the following percentages of their ordinary income distributions as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)( C ).

                  Equity                              0.00%
                  Balanced                           10.31%
                  Fixed Income                        0.00%
                  International                       0.00%

AVAILABILITY OF PROXY VOTING INFORMATION: A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, as well as the proxy voting record, is available without charge, upon request, by calling toll-free 1-800-688-LKCM or on the SEC website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-688-LKCM or by accessing the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE: The Funds' are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Funds' Form N-Q is available without charge upon request on the SEC's website (http://www.sec.gov) and may be available by calling 1-800-688-LKCM. You can also obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549; or (iii) sending your request electronically to publicinfosec.gov.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT AND SUBADVISORY AGREEMENT WITH RESPECT TO LKCM FUNDS

INTRODUCTION. At a meeting held on February 27, 2007, the Board of Trustees of LKCM Funds, including the independent Trustees (the "Board"), approved the renewal of the Investment Advisory Agreement between Luther King Capital Management Corporation ("LKCM") and LKCM Funds (the "Trust"), on behalf of the LKCM Small Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Fund (each, a "Fund" and collectively, the "Funds"). In addition, the Board approved the renewal of the Subadvisory Agreement between LKCM and TT International, on behalf of the LKCM International Fund. The Investment Advisory Agreement and Subadvisory Agreement are referred to collectively as the "Agreements."

In voting to approve the renewal of the Agreements, the Board considered the overall fairness of the Agreements and factors it deemed relevant with respect to each Fund including, but not limited to: (1) the nature, extent and quality of the services provided to each Fund; (2) the performance of each Fund (and adviser) as compared to a relevant benchmark and other similar funds; (3) the level of the fees and the overall expenses of each Fund and how those compared to other similar funds and other institutional accounts; (4) the costs of services provided to the Funds and the profitability of LKCM; and (5) the effect of, as applicable, the growth or decline in a Fund's assets on the advisory fee and, in the case of the International Fund, the subadvisory fee (i.e., economies of scale) and whether the fee levels reflect economies of scale for the benefit of investors. The Board did not identify any single factor or item of information as all-important or controlling.

In considering the approval of the Agreements, the Board considered a broad range of information provided by LKCM and TT International including, but not limited to, reports relating to each Fund's performance and expenses, information on private (non-fund) clients, certain portfolio compliance policies and the background and experience of the portfolio managers. In addition, the Board considered a memorandum from its legal counsel regarding the Board's fiduciary duties in considering the renewal of the Agreements. The Board also meets each quarter to review various aspects of the Funds.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board reviewed and considered the nature, extent and quality of the advisory services provided by LKCM to each Fund and TT International with respect to the International Fund under the Agreements. The Board considered that LKCM has provided investment management services to individuals, foundations, endowments and corporations since 1979 and these long-standing relationships have been responsible for a majority of the assets in the Funds. The Board noted that LKCM has reinvested considerable resources into the firm and its personnel to augment investment management and client service. The Board also reviewed and considered the qualifications of the portfolio managers and other key personnel who provide services to each Fund. LKCM also represented that the firm offers an attractive compensation structure designed to attract and retain highly qualified investment professionals. The Board determined that the portfolio managers at LKCM and TT International appear to be well qualified by education, training and experience to manage the Funds in an efficient and professional manner.

The Board recognized that TT International focuses entirely on investment management and has substantial experience managing international assets. In this regard, the Board noted that TT International has international accounts with nearly $16 billion under management.

PERFORMANCE OF THE LKCM FUNDS. The Board considered the performance of each Fund compared to a benchmark index ("Benchmark") and/or Lipper, Inc. peer group funds ("Lipper Index") for various time periods ended December 31, 2006.

The Board noted that the Institutional Class of the Small Cap Fund outperformed its Benchmark and the Lipper Index for the three-year, five-year, ten-year and since inception periods, outperformed the Lipper Index for the one-year period, and underperformed its Benchmark for the one-year period. The Board considered LKCM's explanation that investments in certain sectors reduced overall performance of the Fund relative to its Benchmark during the last year.

The Board noted that the Equity Fund underperformed its Benchmark for the one-year, three-year, five-year, ten-year and since inception periods, underperformed the Lipper Index for the one-year and three-year periods and outperformed the Lipper Index for the five-year, ten-year and since inception periods. The Board considered LKCM's explanation that investments in certain sectors reduced the overall performance of the Fund relative to its Benchmark and its Lipper Index during the periods.

The Board noted that the Balanced Fund underperformed its Lipper Index for the one-year, three-year and five-year periods. The Board considered LKCM's explanation that investments in certain sectors reduced overall performance relative to its Lipper Index during the last year. In addition, the Board noted that LKCM had represented that its philosophy of controlling risk via a blend of asset classes remains an attractive investment strategy for the Fund.

The Board noted that the Fixed Income Fund underperformed its Benchmark and Lipper Index for the one-year and five-year periods, and also underperformed its Benchmark for the three-year and since inception periods, but outperformed its Lipper Index for the three-year and five-year periods. The Board considered LKCM's explanation that a portion of the Fund's assets was invested in securities with shorter durations compared to its Benchmark, which contributed to the Fund's underperformance.

The Board noted that the International Fund underperformed its Benchmark for the three-year, five-year and since inception periods, but outperformed for the one-year period. With respect to the International Fund, the Board noted its performance during the last two calendar years was better than its Benchmark.

FEES AND EXPENSES. The Board considered the advisory fee rates of each Fund, the subadvisory fee rate applicable to the International Fund and the total expense ratios of each Fund relative to similar funds and LKCM's other institutional accounts. The Board also considered that LKCM intends to continue its voluntary fee waivers and expense caps for each Fund's 2007 fiscal year. The Board compared the contractual advisory fee rate and the total expense ratio (after fee waivers and/or expense reimbursements) of each Fund to a category of similar funds compiled by Lipper, Inc. ("Lipper Category"). The first quartile in the Lipper Category represents those funds with the lowest fees or expenses.

In this regard, the Board noted that the contractual advisory fee rate for the Small Cap Equity Fund was in the second quartile of the Lipper Category, and the total expense ratios for the Fund's Adviser and Institutional Classes were in the second and first quartiles, respectively. In each case, the advisory fee rate and total expense ratios also were lower than the average of the Lipper Category.

The Board noted that the contractual advisory fee rate and the total expense ratio for the Equity Fund were in the second and first quartile of the Lipper Category, respectively. In this case, the advisory fee rate was slightly higher than average and the total expense ratio was significantly lower than average.

The Board noted that the contractual advisory fee rate and the total expense ratio for the Balanced Fund were in the third quartile and first quartile of the Lipper Category, respectively. In this case, the advisory fee rate was higher than average and the total expense ratio was significantly lower than average.

The Board noted that the contractual advisory fee rate and the total expense ratio for the International Fund were in the fourth quartile and first quartile of the Lipper Category, respectively. In this case, the advisory fee was higher than average and the total expense ratio was significantly lower than average.

The Board noted that the contractual advisory fee rate and the total expense ratio for the Fixed Income Fund were in the third quartile and second quartile of the Lipper Category, respectively. In this case, the advisory fee was higher than average and the total expense ratio was lower than average.

In considering the advisory fees charged by LKCM to other mutual funds it manages and LKCM's other separately managed accounts, the Board noted that the fees are comparable but that the other accounts have additional breakpoints as assets in those accounts increase. In addition, the Board considered that there are additional expenses incurred by LKCM in managing the other mutual funds due to their mandate for socially responsible investing.

With respect to the subadvisory fee paid to TT International, the Board considered TT International's representation that some clients have a lower fee rate due to their having established their relationships with TT International prior to LKCM. The Board also noted that TT International has waived and intends to continue to waive voluntarily its fees in order to maintain an expense cap for the International Fund.

COSTS, PROFITABILITY AND ECONOMIES OF SCALE. The Board considered the costs to operate the Funds and the profitability of LKCM. The Board reviewed the fees paid by each Fund to LKCM for the last three calendar years. The Board also reviewed the profit and loss statement provided by LKCM on a Fund-by-Fund basis. In this regard, the Board noted that LKCM earned a profit for its services to each Fund except the Balanced Fund. The Board did not consider the profitability of TT International's subadvisory agreement because it does not provide that data. However, the Board noted TT International's representation that it has reported a profit in each financial year since its inception.

With respect to economies of scale, the Board considered that the assets in each Fund have increased during the last calendar year. In this connection, the Board noted that LKCM believes asset growth should continue due to the firm's track record and competitive expense structure. The Board also noted that, based on the relatively low total expense ratios of the Funds (after waivers), LKCM believes Fund shareholders currently enjoy substantial economies of scale, which may increase if assets continue to grow.

Regarding TT International, the Board noted that the fee structure of TT International includes breakpoints based on asset levels. In addition, the Board noted that TT International represented that the Fund may experience lower execution costs due to TT International's ability of bunching client trades.

CONCLUSION. Based on its evaluation of these and other factors, the Board concluded with respect to each Fund that (1) each Fund was reasonably likely to benefit from the nature, extent and quality of services provided by LKCM and/or TT International, as applicable; (2) each Fund's performance was satisfactory in light of all the factors considered by the Board; (3) the profits, where applicable, and fees payable to LKCM were reasonable in the context of all the factors considered by the Board; (4) TT International's fee rate was reasonable in the context of all the factors considered by the Board; and (5) the current advisory fee structure provides Fund shareholders with reasonable benefits associated with economies of scale. In light of these conclusions, the Board determined, in its business judgment, to renew the Agreements with respect to each Fund.

                                   LKCM FUNDS
                                  P.O. BOX 701
                            MILWAUKEE, WI 53201-0701

--------------------------------------------------------------------------------

OFFICERS AND TRUSTEES

   J. Luther King, Jr., CFA            Richard Lenart
   Trustee,                            Secretary & Treasurer
   President

   Paul W. Greenwell                   Jacob D. Smith
   Vice President                      Chief Compliance Officer

   Steven R. Purvis, CFA
   Vice President

   H. Kirk Downey
   Chairman of the Board

   Richard J. Howell
   Trustee

   Earle A. Shields, Jr.
   Trustee
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Luther King Capital Management Corporation
   301 Commerce Street, Suite 1600
   Fort Worth, TX 76102

--------------------------------------------------------------------------------

ADMINISTRATOR, TRANSFER AGENT, DIVIDEND
PAYING AGENT & SHAREHOLDER SERVICING AGENT

   U.S. Bancorp Fund Services, LLC
   P.O. Box 701
   Milwaukee, WI 53201-0701

--------------------------------------------------------------------------------

CUSTODIAN

   U.S. Bank, N.A.
   1555 N. River Center Drive, Suite 302
   Milwaukee, WI 53212
--------------------------------------------------------------------------------

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   Deloitte & Touche LLP
   555 E. Wells St., Suite 1400
   Milwaukee, WI 53202
--------------------------------------------------------------------------------

DISTRIBUTOR

   Quasar Distributors, LLC
   615 E. Michigan Street
   Milwaukee, WI 53202

--------------------------------------------------------------------------------

U.S. Bancorp Fund Services, LLC                                 ----------------
P.O. Box 701                                                        PRESORTED
Milwaukee, WI 53201-0701                                            STANDARD
                                                                 USPOSTAGE PAID
                                                                  PERMIT #3602
                                                                BERWYN, IL 60402
                                                                ----------------

                                      LKCM
                                      FUNDS

--------------------------------------------------------------------------------

                             LKCM AQUINAS VALUE FUND
                            LKCM AQUINAS GROWTH FUND
                           LKCM AQUINAS SMALL CAP FUND
                         LKCM AQUINAS FIXED INCOME FUND


                               Semi-Annual Report
                                  June 30, 2007

                       This page intentionally left blank.

DEAR FELLOW SHAREHOLDERS:

We are pleased to report the following performance information for the LKCM Aquinas Funds:

                                                                                                                             AVG.
                                                                                                                           ANNUAL
                                                                                                                            TOTAL
                                                                                          SIX MONTH        ONE YEAR         RETURN
                                  INCEPTION        NAV @    NET EXPENSE   GROSS EXPENSE  TOTAL RETURN    TOTAL RETURN       SINCE
FUNDS                               DATES        06/30/07     RATIO*         RATIO**    ENDED 06/30/07  ENDED 06/30/07   INCEPT.***
-----------------------------------------------------------------------------------------------------------------------------------
LKCM Aquinas Value Fund             7/11/05       $15.04       1.49%          1.50%          9.70%           22.70%           14.68%
  Russell 1000 Value Index1                                                                  6.23%           21.87%           16.11%

LKCM Aquinas Growth Fund            7/11/05       $16.58       1.46%          1.48%          7.31%           13.87%            4.88%
  Russell 1000 Growth Index2                                                                 8.13%           19.04%           11.36%

LKCM Aquinas Small Cap Fund         7/11/05       $7.08        1.50%          2.33%          7.60%           13.28%           12.49%
  Russell 2000 Index3                                                                        6.45%           16.43%           13.67%

LKCM Aquinas Fixed Income Fund      7/11/05        $9.65       0.80%          1.00%          1.44%            5.26%            2.64%
  Lehman Government/
  Credit Bond Index4                                                                         1.44%            5.76%            3.03%

     Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-423-6369. The Funds impose a 1.00% redemption fee on shares held less than 30 days. If reflected, the fee would reduce performance shown.

* The Adviser has agreed voluntarily to waive all or a portion of its management fee and/or reimburse the Funds indefinitely to maintain designated expense caps. Investment performance reflects fee waivers, if any, in effect. In the absence of such waivers, total return would be reduced. Investment performance is based upon the net expense ratio.

** Expense ratios above are as of December 31, 2006, the Funds' prior fiscal year end, as reported in the Funds' most recent prospectus. Expense ratios reported for other periods in the financial highlights of this report may differ.

*** On July 11, 2005, the Aquinas Funds merged into the LKCM Aquinas Funds. Due to the change in adviser and investment technique, performance is being quoted for the period after the merger.

1 The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

2 The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

3 The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest companies in the Russell 3000 Index. As of the latest reconstitution, the average market capitalization of the Russell 2000 Index was approximately $1.289 billion.

4 The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody's Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

     Note: These indices defined above are not available for direct investment.


Economic growth continued in the first half of 2007, albeit at a slower pace than in 2006. The rate of year-over-year corporate earnings growth is beginning to reflect this economic slowdown as we expect profit growth to slow to less than 10% for the first time since 2003.

Corporate balance sheets remain very liquid with record levels of cash and borrowing capacity. We believe corporate mergers and acquisitions will continue at a record pace. Competing with corporations for these opportunities is private equity capital. Private equity remains in the headlines whether it is the raising of funds, announced deals, or the recent initial public offering of one of the largest private equity firms, The Blackstone Group. We anticipate headlines surrounding private equity will continue through the balance of the year as recently raised capital is put to work.

Core inflation readings continue to show stable levels of inflation. The Federal Reserve Open Market Committee stated in its March minutes their predominant policy concern is higher inflation. With stable inflation readings, the Fed will likely remain neutral with regard to interest rates. It appears that the Fed does not believe enough slack has been created in the U.S. economy in the past twelve months to warrant a cut in rates despite the modest economic growth. Conversely, it is unlikely the Fed would increase interest rates as that may put additional pressure on the housing market.

The corporate sector remains in good health as measured by profit margins and balance sheets. The slowing of economic growth appears linked to a pause in expansion plans rather than a significant cut in programs or employees. It would likely take a significant closing of the gap between returns on capital and the cost of capital before corporations would retrench enough to influence the unemployment rate. This suggests that consumer confidence should not be negatively impacted and the odds of an economic recession remain low.

Growth in liquidity generally results in the multiple of equities being bid higher, yet the price/earnings ratio for the Standard & Poor's 500 Index remains reasonable. This suggests the equities market has room for multiple expansion particularly if inflation remains in check as highlighted above.

In summary, we believe that economic growth will continue, corporate balance sheets remain strong and profit margins remain high. Weakness in the job market related to housing and retail is currently being offset and although the rate of growth in employment is slowing we do not see much risk above the current 4.5% level of unemployment. As a result, we expect consumer confidence to remain generally stable. The stock market appears slightly undervalued given the current price/earnings relative to the current interest rate backdrop. There are a number of risks which we continue to watch including a spike in energy costs, further deterioration in the sub-prime mortgage market, other credit issues surfacing related to the broader housing market, or a significant rise in bond yields from current levels.

The LKCM Aquinas Small Cap Fund is managed to maximize long-term capital appreciation through investment primarily in the equity securities of smaller companies. The performance of the Fund for the first half of 2007 was 7.60% vs. the Russell 2000 Index's 6.45% return. The Fund's strategy focuses on investing in shares of reasonably valued niche companies with above-average growth and return prospects. Stock selection and a focus on valuation remain an important component of our performance. As of June 30, 2007, the total net assets of the portfolio were $11.3 million with 94.6% of the net assets invested in common stocks and 5.4% in cash reserves, net of liabilities. Both our sector allocation and stock selection decisions added value in the first half of 2007. We were overweight Industrials and Energy, two of the benchmark's strongest sectors, and underweight Financials and Utilities, the two weakest benchmark sectors. Our positive stock selection was broad based as each of our top five contributing stocks came from different sectors.

The LKCM Aquinas Growth Fund is managed to maximize long-term capital appreciation by choosing investments that generally have above-average growth in revenue and/or earnings, above-average return on equity, and under-leveraged balance sheets. The Fund's strategy is to identify quality companies based on various financial and fundamental criteria. As of June 30, 2007, the total net assets in the portfolio were $53.4 million with 99.5% of the net assets invested in common stocks and 0.5% invested in cash reserves, net of liabilities. The performance of the Fund during the first six months was 7.31% vs. the Russell 1000 Growth Index's 8.13% return. Stock selection in the Energy, Healthcare, Consumer Discretionary and Technology sectors were beneficial to overall performance. Stock selection in the Industrials and Materials sectors were slightly detrimental to the performance of the portfolio during the period. Our overweight position in the Energy sector continues to be positive to the Fund's performance.

The LKCM Aquinas Value Fund is managed to maximize long-term capital appreciation through investments that we believe are undervalued relative to earnings growth rates. The Fund generally seeks equity holdings that sell at a discount to their growth rate versus other publicly traded equities, have low price to cash flow characteristics, attractive dividend yields, or lower price to book values than the overall market. As of June 30, 2007, the total net assets in the portfolio were $39.1 million, with 98.0% invested in common stocks and 2.0% invested in cash reserves, net of liabilities. The performance of the Fund during the first six months of 2007 was 9.70% versus the Russell 1000 Value Index's 6.23% return. Performance during the first half of 2007 benefitted from good stock selection and overweight allocation to the Technology and Health Care sectors. An underweight allocation to the Financials sector also contributed to performance during the first half of 2007.

The LKCM Aquinas Fixed Income Fund is managed to provide current income. The Fund typically invests in a diversified portfolio of investment grade corporate and government fixed income securities with short and intermediate maturities from one to ten years and cash equivalent securities. Our primary strategy in managing the Fund is to select debt securities based on factors such as price, yield and credit quality. During the first half of 2007, the total return for the Fund was 1.44% vs. 1.44% for the Lehman Intermediate Government/Credit Bond Index. The Fund had an effective duration of 3.7 years and an average quality rating of single A as of June 30, 2007. The Fund benefited from its shorter effective duration much of the first half of the year while the overweight in credit detracted from performance. As of June 30, 2007, the total net assets in the Fund were $10.1 million, with 62.9% invested in corporate bonds and asset backed securities, 27.7% invested in U. S. Treasury, agency and taxable municipal debt, 3.6% in preferred stock and 5.8% in cash reserves, net of liabilities.

/s/ Luther King

J. Luther King, Jr., CFA

July 1, 2007



*Ratings provided by Standard &Poor's Corporation. AAA: highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA: also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A: regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB: regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investments.



The information provided herein represents the opinion of J. Luther King, Jr. and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments found on pages 7-15 of the report for more information on Fund holdings. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

The LKCM Aquinas Small Cap Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Mutual fund investing involves risk. Principal loss is possible.

Return on equity (ROE) is net income divided by average common equity.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

The Funds' investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus for the Funds contains this and other important information and may be obtained by calling 1-800-423-6369. Please read the prospectus carefully before investing in the Funds.

The first use date of this report is 8/07.

               LKCM AQUINAS FUNDS EXPENSE EXAMPLE -- JUNE 30, 2007

     As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/07-6/30/07).

ACTUAL EXPENSES

     The first line of the tables below provides information about actual account values and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds' transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the LKCM Aquinas Value, Aquinas Growth, Aquinas Small Cap and Aquinas Fixed Income Funds within 30 days of purchase. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES
FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

                                                       LKCM AQUINAS VALUE FUND
                                           ------------------------------------------------
                                                                              EXPENSES
                                                                                PAID
                                              BEGINNING        ENDING       DURING PERIOD*
                                            ACCOUNT VALUE   ACCOUNT VALUE      1/1/07-
                                               1/1/07          6/30/07         6/30/07
-------------------------------------------------------------------------------------------
Actual ....................................   $1,000.00       $1,097.00        $7.75
Hypothetical (5% return before expenses) ..   $1,000.00       $1,017.41        $7.45

* Expenses are equal to the Fund's annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

                                                       LKCM AQUINAS GROWTH FUND
                                           ------------------------------------------------
                                                                              EXPENSES
                                                                                PAID
                                              BEGINNING        ENDING       DURING PERIOD*
                                            ACCOUNT VALUE  ACCOUNT VALUE       1/1/07-
                                               1/1/07         6/30/07          6/30/07
-------------------------------------------------------------------------------------------
Actual ....................................   $1,000.00       $1,073.10        $7.56
Hypothetical (5% return before expenses) ..   $1,000.00       $1,017.50        $7.35

* Expenses are equal to the Fund's annualized expense ratio of 1.47%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

                                                    LKCM AQUINAS SMALL CAP FUND
-------------------------------------------------------------------------------------------
                                                                              EXPENSES
                                                                                PAID
                                              BEGINNING        ENDING       DURING PERIOD*
                                            ACCOUNT VALUE  ACCOUNT VALUE       1/1/07-
                                               1/1/07         6/30/07          6/30/07
                                           ------------------------------------------------
Actual ....................................   $1,000.00       $1,076.00       $7.72
Hypothetical (5% return before expenses) ..   $1,000.00       $1,017.36       $7.50

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

                                                  LKCM AQUINAS FIXED INCOME FUND
                                           ------------------------------------------------
                                                                              EXPENSES
                                                                                PAID
                                              BEGINNING        ENDING       DURING PERIOD*
                                            ACCOUNT VALUE  ACCOUNT VALUE       1/1/07-
                                               1/1/07         6/30/07          6/30/07
-------------------------------------------------------------------------------------------
Actual ....................................   $1,000.00       $1,014.40       $4.00
Hypothetical (5% return before expenses) ..   $1,000.00       $1,020.83       $4.01

* Expenses are equal to the Fund's annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


     ALLOCATION OF PORTFOLIO HOLDINGS -- LKCM AQUINAS FUNDS -- JUNE 30, 2007

Percentages represent market value as a percentage of total investments.


Pie Chart:
LKCM AQUINAS VALUE FUND
Short-Term Investments                              2.0%
Common Stocks                                      98.0%

Pie Chart:
LKCM Aquinas Growth Fund
Short-Term Investments                              0.9%
Common Stocks                                      99.1%

Pie Chart:
LKCM Aquinas Small Cap Fund
Short-Term Investments                              5.3%
Common Stocks                                      94.7%

Pie Chart:
LKCM Aquinas Fixed Income Fund
Municipal Bonds                                     5.4%
U.S. Government & Agency Issues                    17.9%
Preferred Stocks                                    3.7%
Short-Term Investments                              7.8%
Mortgage & Asset-Backed Securities                  0.5%
Corporate Bonds                                    64.7%

                             LKCM AQUINAS VALUE FUND
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2007 (UNAUDITED)

---------------------------------------------------------------
COMMON STOCKS - 98.0%                        SHARES       VALUE
---------------------------------------------------------------
AEROSPACE & DEFENSE - 1.0%
  General Dynamics Corporation                5,000  $  391,100
                                                     ----------

AIR FREIGHT & LOGISTICS - 1.2%
  United Parcel Service, Inc. - Class B       6,500     474,500
                                                     ----------

ASSET MANAGEMENT - 1.4%
  Mellon Financial Corporation               12,500     550,000
                                                     ----------

BEVERAGES - 2.8%
  The Coca-Cola Company                      15,000     784,650
  PepsiCo, Inc.                               5,000     324,250
                                                     ----------
                                                      1,108,900
                                                     ----------
BUILDING PRODUCTS - 1.1%
  Masco Corporation                          15,000     427,050
                                                     ----------

CHEMICALS - 5.7%
  E.I. du Pont de Nemours and Company        12,500     635,500
  Praxair, Inc.                              12,500     899,875
  The Valspar Corporation                    25,000     710,250
                                                     ----------
                                                      2,245,625
                                                     ----------
COMMERCIAL BANKS - 5.1%
  Bank of America Corporation                21,244   1,038,619
  BOK Financial Corporation                  10,000     534,200
  Cullen/Frost Bankers, Inc.                  7,500     401,025
                                                     ----------
                                                      1,973,844
                                                     ----------
COMMUNICATIONS EQUIPMENT - 1.5%
  Corning Incorporated (a)                   22,400     572,320
                                                     ----------

COMPUTERS & PERIPHERALS - 1.6%
  International Business
    Machines Corporation                      6,020     633,605
                                                     ----------

CONSTRUCTION & ENGINEERING - 1.2%
  Chicago Bridge & Iron Company N.V. -
    NY Shares - ADR (b)                      12,500     471,750
                                                     ----------

CONSUMER ELECTRONICS - 1.3%
  SONY CORPORATION - ADR (b)                 10,000     513,700
                                                     ----------

CONSUMER FINANCE - 2.0%
  American Express Company                   12,500     764,750
                                                     ----------

CONTAINERS & PACKAGING - 1.3%
  Temple-Inland, Inc.                         8,000     492,240
                                                     ----------

DISTRIBUTORS - 1.2%
  WESCO International, Inc. (a)               7,500     453,375
                                                     ----------

DIVERSIFIED FINANCIAL SERVICES - 4.9%
  Citigroup Inc.                             14,000     718,060
  JPMorgan Chase & Co.                       25,000   1,211,250
                                                     ----------
                                                      1,929,310
                                                     ----------
DIVERSIFIED TELECOMMUNICATION SERVICES - 5.0%
  AT&T Inc.                                  22,500     933,750
  Verizon Communications Inc.                25,000   1,029,250
                                                     ----------
                                                      1,963,000
                                                     ----------

---------------------------------------------------------------
COMMON STOCKS                                SHARES       VALUE
---------------------------------------------------------------
ELECTRIC UTILITIES - 1.7%
  Allegheny Energy, Inc. (a)                 12,500  $  646,750
                                                     ----------

ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.2%
  Agilent Technologies, Inc. (a)             12,500     480,500
                                                     ----------

ENERGY EQUIPMENT & SERVICES - 4.4%
  BJ Services Company                        25,000     711,000
  Nabors Industries Ltd. (a) (b)             16,000     534,080
  Noble Corporation (b)                       5,000     487,600
                                                     ----------
                                                      1,732,680
                                                     ----------
FOOD & STAPLES RETAILING - 2.3%
  CVS Caremark Corporation                   25,000     911,250
                                                     ----------

FOOD PRODUCTS - 0.9%
  General Mills, Inc.                         6,000     350,520
                                                     ----------

HEALTH CARE EQUIPMENT & SUPPLIES - 9.8%
  Baxter International Inc.                  15,000     845,100
  DENTSPLY International Inc.                30,000   1,147,800
  Medtronic, Inc.                             8,000     414,880
  Respironics, Inc. (a)                      15,000     638,850
  Thermo Fisher Scientific, Inc. (a)         15,000     775,800
                                                     ----------
                                                      3,822,430
                                                     ----------
HOUSEHOLD DURABLES - 0.9%
  Jarden Corporation (a)                      8,500     365,585
                                                     ----------

HOUSEHOLD PRODUCTS - 1.9%
  Colgate-Palmolive Company                   6,000     389,100
  Kimberly-Clark Corporation                  4,990     333,781
                                                     ----------
                                                        722,881
                                                     ----------
INSURANCE - 3.4%
  The Allstate Corporation                    8,200     504,382
  Genworth Financial Inc. - Class A           8,000     275,200
  Lincoln National Corporation                7,500     532,125
                                                     ----------
                                                      1,311,707
                                                     ----------
INTERNET SOFTWARE & SERVICES - 1.6%
  Yahoo! Inc. (a)                            22,500     610,425
                                                     ----------

INVESTMENT BANK & BROKERAGE - 4.3%
  The Goldman Sachs Group, Inc.               3,000     650,250
  Morgan Stanley                             12,500   1,048,500
                                                     ----------
                                                      1,698,750
                                                     ----------
IT SERVICES - 2.2%
  Accenture Ltd. - Class A (b)               20,000     857,800
                                                     ----------

MACHINERY - 1.2%
  Franklin Electric Co., Inc.                10,000     471,800
                                                     ----------

MEDIA - 1.9%
  CBS Corporation - Class B                  22,500     749,700
                                                     ----------

METALS & MINING - 2.5%
  Peabody Energy Corporation                 20,000     967,600
                                                     ----------

MULTILINE RETAIL - 0.8%
  Kohl's Corporation (a)                      4,500     319,635
                                                     ----------


   The accompanying notes are an integral part of these financial statements.

                             LKCM AQUINAS VALUE FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2007 (UNAUDITED)

---------------------------------------------------------------
COMMON STOCKS                                SHARES       VALUE
---------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER - 1.4%
  Duke Energy Corporation                    30,000  $  549,000
                                                     ----------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 6.8%
  ConocoPhillips                             10,000     785,000
  Devon Energy Corporation                    8,000     626,320
  Exxon Mobil Corporation                     8,000     671,040
  Range Resources Corporation                15,000     561,150
                                                     ----------
                                                      2,643,510
                                                     ----------
PERSONAL PRODUCTS - 1.1%
  Avon Products, Inc.                        12,000     441,000
                                                     ----------

PHARMACEUTICALS - 1.4%
  Abbott Laboratories                        10,000     535,500
                                                     ----------

SOFTWARE - 3.1%
  BEA Systems, Inc. (a)                      40,000     547,600
  Citrix Systems, Inc. (a)                   20,000     673,400
                                                     ----------
                                                      1,221,000
                                                     ----------
SPECIALTY RETAIL - 4.9%
  Guitar Center, Inc. (a)                    12,500     747,625
  The Home Depot, Inc.                       17,500     688,625
  PETsMART, Inc.                             15,000     486,750
                                                     ----------
                                                      1,923,000
                                                     ----------

TOTAL COMMON STOCKS
    (Cost $29,563,272)                               38,298,092
                                                     ----------


---------------------------------------------------------------
SHORT-TERM INVESTMENTS - 2.0%                SHARES       VALUE
---------------------------------------------------------------
MONEY MARKET FUND - 2.0%
  Columbia Money Market Reserves Fund -
    Capital Shares                          795,568  $  795,568
                                                     ----------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $795,568)                                     795,568
                                                     ----------

  TOTAL INVESTMENTS - 100.0%
    (Cost $30,358,840)                               39,093,660

  Liabilities in Excess of Other Assets - (0.0%)        (14,257)
                                                     ----------

  TOTAL NET ASSETS - 100.0%                         $39,079,403
                                                    ===========


  ADR  American Depository Receipt.
  (a)  Non-income producing security.
  (b)  Dollar-denominated foreign security.


   The accompanying notes are an integral part of these financial statements.

                            LKCM AQUINAS GROWTH FUND
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2007 (UNAUDITED)

---------------------------------------------------------------
COMMON STOCKS - 99.5%                        SHARES      VALUE
---------------------------------------------------------------
AEROSPACE & DEFENSE - 5.8%
  The Boeing Company                         10,000  $  961,600
  Raytheon Company                           20,000   1,077,800
  Rockwell Collins, Inc.                     15,000   1,059,600
                                                     ----------
                                                      3,099,000
                                                     ----------
AIR FREIGHT & LOGISTICS - 2.1%
  FedEx Corp.                                10,000   1,109,700
                                                     ----------

BEVERAGES - 3.4%
  Fomento Economico Mexicano, S.A.B. de C.V. -
    ADR (b)                                  21,000     825,720
  PepsiCo, Inc.                              15,000     972,750
                                                     ----------
                                                      1,798,470
                                                     ----------
BUILDING PRODUCTS - 1.8%
  Cemex S.A. de C.V. - ADR (b)               25,981     958,720
                                                     ----------

COMMERCIAL BANKS - 1.1%
  Cullen/Frost Bankers, Inc.                 11,000     588,170
                                                     ----------

COMMUNICATIONS EQUIPMENT - 9.3%
  Cisco Systems, Inc. (a)                    30,000     835,500
  Corning Incorporated (a)                   55,000   1,405,250
  Harris Corporation                         20,000   1,091,000
  Nokia Oyj - ADR (b)                        20,000     562,200
  QUALCOMM Inc.                              25,000   1,084,750
                                                     ----------
                                                      4,978,700
                                                     ----------
COMPUTERS & PERIPHERALS - 1.7%
  Hewlett-Packard Company                    20,000     892,400
                                                     ----------

CONSUMER FINANCE - 1.1%
  American Express Company                   10,000     611,800
                                                     ----------

DIVERSIFIED TELECOMMUNICATION SERVICES - 1.9%
  AT&T Inc.                                  23,800     987,700
                                                     ----------

ELECTRIC UTILITIES - 1.5%
  Allegheny Energy, Inc. (a)                 15,000     776,100
                                                     ----------

ELECTRICAL EQUIPMENT - 2.6%
  Emerson Electric Co.                       30,000   1,404,000
                                                     ----------

ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.2%
  Agilent Technologies, Inc. (a)             30,000   1,153,200
                                                     ----------

ENERGY EQUIPMENT & SERVICES - 3.6%
  National-Oilwell Varco Inc. (a)             8,000     833,920
  Weatherford International Ltd. (a) (b)     20,000   1,104,800
                                                     ----------
                                                      1,938,720
                                                     ----------
FOOD & STAPLES RETAILING - 2.0%
  Walgreen Co.                               25,000   1,088,500
                                                     ----------

HEALTH CARE EQUIPMENT & SUPPLIES - 10.5%
  Alcon, Inc. (b)                            10,000   1,349,100
  Baxter International Inc.                  11,000     619,740
  DENTSPLY International Inc.                39,000   1,492,140
  Medtronic, Inc.                            10,000     518,600
  Respironics, Inc. (a)                      14,000     596,260
  Thermo Fisher Scientific, Inc. (a)         20,000   1,034,400
                                                     ----------
                                                      5,610,240
                                                     ----------

---------------------------------------------------------------
COMMON STOCKS                                SHARES       VALUE
---------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES - 1.0%
  inVentiv Health Inc. (a)                   15,000 $   549,150
                                                     ----------

HOTELS, RESTAURANTS & LEISURE - 1.9%
  Starwood Hotels & Resorts Worldwide, Inc.  15,000   1,006,050
                                                     ----------

HOUSEHOLD DURABLES - 3.6%
  Jarden Corporation (a)                     25,000   1,075,250
  Whirlpool Corporation                       7,500     834,000
                                                     ----------
                                                      1,909,250
                                                     ----------
HOUSEHOLD PRODUCTS - 3.7%
  Colgate-Palmolive Company                  16,000   1,037,600
  The Procter & Gamble Company               15,000     917,850
                                                     ----------
                                                      1,955,450
                                                     ----------
INSURANCE - 1.8%
  Prudential Financial, Inc.                 10,000     972,300
                                                     ----------

INTERNET SOFTWARE & SERVICES - 1.5%
  Google Inc. - Class A (a)                   1,500     785,070
                                                     ----------

INVESTMENT BANK & BROKERAGE - 3.2%
  Lehman Brothers Holdings Inc.              12,000     894,240
  Morgan Stanley                             10,000     838,800
                                                     ----------
                                                      1,733,040
                                                     ----------
MACHINERY - 0.7%
  CLARCOR Inc.                               10,000     374,300
                                                     ----------

MEDIA - 3.1%
  Grupo Televisa S.A. - ADR (b)              26,000     717,860
  The McGraw-Hill Companies, Inc.            14,000     953,120
                                                     ----------
                                                      1,670,980
                                                     ----------
MULTI-UTILITIES & UNREGULATED POWER - 1.0%
  Duke Energy Corporation                    30,000     549,000
                                                     ----------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 6.5%
  Devon Energy Corporation                   25,000   1,957,250
  Range Resources Corporation                40,000   1,496,400
                                                     ----------
                                                      3,453,650
                                                     ----------
PERSONAL PRODUCTS - 1.4%
  Avon Products, Inc.                        20,000     735,000
                                                     ----------

PHARMACEUTICALS - 1.7%
  Abbott Laboratories                        17,000     910,350
                                                     ----------

ROAD & RAIL - 2.4%
  Burlington Northern Santa Fe Corporation   15,000   1,277,100
                                                     ----------

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 1.3%
  Intel Corporation                          30,000     712,800
                                                     ----------

SOFTWARE - 4.1%
  Microsoft Corporation                      40,100   1,181,747
  Oracle Corporation (a)                     50,000     985,500
                                                     ----------
                                                      2,167,247
                                                     ----------
SPECIALTY RETAIL - 2.5%
  Office Depot, Inc. (a)                     20,000     606,000
  O'Reilly Automotive, Inc. (a)              20,000     731,000
                                                     ----------
                                                      1,337,000
                                                     ----------

   The accompanying notes are an integral part of these financial statements.

                            LKCM AQUINAS GROWTH FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2007 (UNAUDITED)

---------------------------------------------------------------
COMMON STOCKS                                SHARES       VALUE
---------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS - 1.3%
  Coach, Inc. (a)                            15,000  $  710,850
                                                     ----------

TRADING COMPANIES & DISTRIBUTORS - 2.4%
  Fastenal Company                           30,000   1,255,800
                                                     ----------

WIRELESS TELECOMMUNICATION SERVICES - 3.8%
  SBA Communications Corporation -
  Class A (a)                                60,000  2,015,400
                                                     ----------

TOTAL COMMON STOCKS
    (Cost $45,141,185)                               53,075,207
                                                     ----------

---------------------------------------------------------------
SHORT-TERM INVESTMENTS - 0.9%
---------------------------------------------------------------
MONEY MARKET FUND - 0.9%
  Columbia Money Market Reserves Fund -
    Capital Shares                          470,485     470,485
                                                     ----------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $470,485)                                     470,485
                                                     ----------

  TOTAL INVESTMENTS - 100.4%
    (Cost $45,611,670)                               53,545,692

  Liabilities in Excess of Other Assets - (0.4)%       (192,038)
                                                     ----------

  TOTAL NET ASSETS - 100.0%                         $53,353,654
                                                    ===========

  ADR  American Depository Receipt.
  (a)  Non-income producing security.
  (b)  Dollar-denominated foreign security.


   The accompanying notes are an integral part of these financial statements.

                           LKCM AQUINAS SMALL CAP FUND
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2007 (UNAUDITED)

---------------------------------------------------------------
COMMON STOCKS - 94.6%                        SHARES       VALUE
---------------------------------------------------------------
AEROSPACE & DEFENSE - 3.2%
  Hexcel Corporation (a)                      7,750  $  163,292
  Ladish Co., Inc. (a)                        4,550     195,650
                                                     ----------
                                                        358,942
                                                     ----------
AUTO COMPONENTS - 2.2%
  Drew Industries Incorporated (a)            3,050     101,077
  Tenneco Inc. (a)                            4,150     145,416
                                                     ----------
                                                        246,493
                                                     ----------
CAPITAL MARKETS - 2.2%
  FCStone Group Inc. (a)                      2,100     120,351
  Penson Worldwide, Inc. (a)                  5,300     130,009
                                                     ----------
                                                        250,360
                                                     ----------
COMMERCIAL BANKS - 3.6%
  First State Bancorporation                  4,050      86,224
  Glacier Bancorp, Inc.                       4,350      88,523
  Sterling Financial Corporation              3,850     111,419
  UCBH Holdings, Inc.                         6,500     118,755
                                                     ----------
                                                        404,921
                                                     ----------
COMMERCIAL SERVICES & SUPPLIES - 6.8%
  Airgas, Inc.                                2,500     119,750
  Bright Horizons Family Solutions, Inc. (a) 3,050 118,675 Diamond Management & Technology
    Consultants, Inc. - Class A              10,600     139,920
  Knoll, Inc.                                 5,900     132,160
  Mobile Mini, Inc. (a)                       4,050     118,260
  Resources Connection, Inc. (a)              4,100     136,038
                                                     ----------
                                                        764,803
                                                     ----------
COMMUNICATIONS EQUIPMENT - 2.2%
  Arris Group Inc. (a)                        9,200     161,828
  Powerwave Technologies, Inc. (a)           13,100      87,770
                                                     ----------
                                                        249,598
                                                     ----------
CONSTRUCTION & ENGINEERING - 2.8%
  EMCOR Group, Inc. (a)                       2,200     160,380
  MasTec, Inc. (a)                            9,650     152,663
                                                     ----------
                                                        313,043
                                                     ----------
CONSUMER FINANCE - 0.9%
  Cash America International, Inc.            2,650     105,072
                                                     ----------

CONTAINERS & PACKAGING - 1.4%
  Silgan Holdings Inc.                        2,950     163,076
                                                     ----------

DIVERSIFIED CONSUMER SERVICES - 1.2%
  Capella Education Company (a)               2,950     135,788
                                                     ----------

DIVERSIFIED MANUFACTURING - 1.3%
  Raven Industries, Inc.                      4,200     149,982
                                                     ----------

ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.0%
  Axsys Technologies, Inc. (a)                4,250      90,907
  I.D. Systems, Inc. (a)                      3,950      50,837
  MTS Systems Corporation                     3,200     142,944
  Rofin-Sinar Technologies, Inc. (a)          1,800     124,200
  Rogers Corporation (a)                      1,100      40,700
                                                     ----------
                                                        449,588
                                                     ----------

---------------------------------------------------------------
COMMON STOCKS                                SHARES       VALUE
---------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES - 3.6%
  Core Laboratories N.V. (a) (b)              1,450  $  147,451
  Dril-Quip, Inc. (a)                         3,100     139,345
  Superior Well Services, Inc. (a)            4,650     118,156
                                                     ----------
                                                        404,952
                                                     ----------
FOOD & STAPLES RETAILING - 1.3%
  Reddy Ice Holdings, Inc.                    5,000     142,600
                                                     ----------

HEALTH CARE EQUIPMENT & SUPPLIES - 2.7%
  DJO Incorporated (a)                        2,250      92,858
  Meridian Bioscience, Inc.                   6,000     129,960
  Wright Medical Group, Inc. (a)              3,500      84,420
                                                     ----------
                                                        307,238
                                                     ----------
HEALTH CARE PROVIDERS & SERVICES - 4.8%
  inVentiv Health Inc. (a)                    3,950     144,609
  MWI Veterinary Supply, Inc. (a)             3,350     133,632
  PAREXEL International Corporation (a)       2,900     121,974
  PSS World Medical, Inc. (a)                 2,850      51,927
  The TriZetto Group, Inc. (a)                4,750      91,960
                                                     ----------
                                                        544,102
                                                     ----------
HOTELS, RESTAURANTS & LEISURE - 4.2%
  The Cheesecake Factory Incorporated (a)     4,850     118,922
  Great Wolf Resorts, Inc. (a)                7,850     111,862
  IHOP Corp.                                  2,300     125,189
  LIFE TIME FITNESS, Inc. (a)                 2,300     122,429
                                                     ----------
                                                        478,402
                                                     ----------
HOUSEHOLD DURABLES - 1.2%
  Tempur-Pedic International Inc.             5,200     134,680
                                                     ----------

INFORMATION TECHNOLOGY SERVICES - 1.2%
  Ness Technologies Inc. (a)                 10,150     132,052
                                                     ----------

INSURANCE - 3.3%
  American Equity Investment Life
    Holding Company                           9,600     115,968
  Argonaut Group, Inc.                        3,750     117,037
  Max Capital Group Ltd. (b)                  4,950     140,085
                                                     ----------
                                                        373,090
                                                     ----------
INTERNET SOFTWARE & SERVICES - 1.0%
  RADVision Ltd. (a) (b)                      5,400     113,562
                                                     ----------

MACHINERY - 6.6%
  CIRCOR International, Inc.                  2,350      95,011
  CLARCOR Inc.                                3,800     142,234
  Franklin Electric Co., Inc.                 2,750     129,745
  Gehl Company (a)                            4,000     121,440
  Kaydon Corporation                          2,450     127,694
  Nordson Corporation                         2,600     130,416
                                                     ----------
                                                        746,540
                                                     ----------
MARINE - 2.6%
  Kirby Corporation (a)                       3,700     142,043
  Quintana Maritime Ltd. (b)                  9,500     150,290
                                                     ----------
                                                        292,333
                                                     ----------
METALS & MINING - 1.0%
  Haynes International, Inc. (a)              1,350     113,981
                                                     ----------


   The accompanying notes are an integral part of these financial statements.

                           LKCM AQUINAS SMALL CAP FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2007 (UNAUDITED)

---------------------------------------------------------------
COMMON STOCKS                                SHARES       VALUE
---------------------------------------------------------------
MULTILINE RETAIL - 1.2%
  Conn's, Inc. (a)                            4,650  $  132,804
                                                     ----------

OIL & GAS DRILLING - 2.1%
  Atwood Oceanics, Inc. (a)                   1,600     109,792
  Union Drilling, Inc. (a)                    8,000     131,360
                                                     ----------
                                                        241,152
                                                     ----------
OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 3.4%
  Cabot Oil & Gas Corporation                 3,000     110,640
  Parallel Petroleum Corporation (a)          6,250     136,875
  PetroQuest Energy, Inc. (a)                 9,300     135,222
                                                     ----------
                                                        382,737
                                                     ----------
PHARMACEUTICALS - 1.5%
  American Oriental Bioengineering, Inc. (a)  6,400      56,960
  Bentley Pharmaceuticals, Inc. (a)           8,900     108,046
                                                     ----------
                                                        165,006
                                                     ----------
REAL ESTATE INVESTMENT TRUSTS - 1.0%
  Potlatch Corporation                        2,728     117,440
                                                     ----------

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 2.4%
  Cirrus Logic, Inc. (a)                     12,950     107,485
  RF Micro Devices, Inc. (a)                 15,630      97,531
  Trident Microsystems, Inc. (a)              3,700      67,895
                                                     ----------
                                                        272,911
                                                     ----------
SOFTWARE - 6.9%
  i2 Technologies, Inc. (a)                   6,150     114,636
  Lawson Software, Inc. (a)                  10,000      98,900
  Nuance Communications, Inc. (a)            12,850     214,981
  TIBCO Software Inc. (a)                    13,200     119,460
  Verint Systems Inc. (a)                     3,000      93,900
  Wind River Systems, Inc. (a)               12,000     132,000
                                                     ----------
                                                        773,877
                                                     ----------
SPECIALTY RETAIL - 6.1%
  Build-A-Bear Workshop, Inc. (a)             2,150      56,201
  Guitar Center, Inc. (a)                     2,900     173,449
  Jos. A. Bank Clothiers, Inc. (a)            3,800     157,586
  Rent-A-Center, Inc. (a)                     3,900     102,297
  Stein Mart, Inc.                            7,700      94,402
  Tractor Supply Company (a)                  2,100     109,305
                                                     ----------
                                                        693,240
                                                     ----------
THRIFTS & MORTGAGE FINANCE - 0.8%
  City Bank                                   2,750      86,653
                                                     ----------

TRADING COMPANIES & DISTRIBUTORS - 2.7%
  Anixter International, Inc. (a)             2,200     165,462
  UAP Holding Corp.                           4,550     137,137
                                                     ----------
                                                        302,599
                                                     ----------
WIRELESS TELECOMMUNICATION SERVICES - 1.2%
  SBA Communications Corporation - Class A (a)4,000     134,360
                                                     ----------

TOTAL COMMON STOCKS
    (Cost $8,947,130)                                10,677,977
                                                     ----------


---------------------------------------------------------------
SHORT-TERM INVESTMENTS - 5.3%                SHARES       VALUE
---------------------------------------------------------------
MONEY MARKET FUNDS - 5.3%
  Columbia Money Market Reserves Fund -
    Capital Shares                          282,885  $  282,885
  Dreyfus Cash Management Fund -
    Investor Shares                         315,509     315,509
                                                     ----------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $598,394)                                     598,394
                                                     ----------

  TOTAL INVESTMENTS - 99.9%
    (Cost $9,545,524)                                11,276,371

  Other Assets in Excess of Liabilities - 0.1%           14,930
                                                     ----------

  TOTAL NET ASSETS - 100.0%                         $11,291,301
                                                    ===========


(a)  Non-income producing security.
(b)  Dollar-denominated foreign security.

   The accompanying notes are an integral part of these financial statements.

                         LKCM AQUINAS FIXED INCOME FUND
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2007 (UNAUDITED)

---------------------------------------------------------------
ASSET BACKED                              PRINCIPAL
SECURITIES - 0.5%                            AMOUNT       VALUE
---------------------------------------------------------------
  FedEx Corp.
    Series 981, Class C, 7.02%, 01/15/2016
      Sinkable 07/15/2007                  $ 48,988  $   50,700
                                                     ----------

TOTAL ASSET BACKED SECURITIES
    (Cost $52,549)                                       50,700
                                                     ----------

---------------------------------------------------------------
CORPORATE BONDS - 62.4%
---------------------------------------------------------------
AEROSPACE & DEFENSE - 2.5%
  Raytheon Company
    5.50%, 11/15/2012                       100,000      99,730
  United Technologies Corporation
    6.35%, 03/01/2011                       150,000     154,477
                                                     ----------
                                                        254,207
                                                     ----------
BUILDING PRODUCTS - 1.0%
  Masco Corporation
    5.75%, 10/15/2008                       100,000     100,129
                                                     ----------

CHEMICALS - 2.4%
  The Lubrizol Corporation
    5.50%, 10/01/2014                       250,000     239,883
                                                     ----------

COMMERCIAL BANKS - 2.2%
  Landesbank Baden-Wuerttemberg (a)
    6.35%, 04/01/2012                        45,000      46,666
  Northern Trust Company
    7.10%, 08/01/2009                       168,000     173,430
                                                     ----------
                                                        220,096
                                                     ----------
COMMUNICATIONS EQUIPMENT - 3.6%
  Cisco Systems, Inc.
    5.25%, 02/22/2011                       100,000      99,481
  Motorola, Inc.
    7.625%, 11/15/2010                      250,000     263,687
                                                     ----------
                                                        363,168
                                                     ----------
CONSUMER FINANCE - 1.9%
  Western Union Company
    5.93%, 10/01/2016                       200,000     195,468
                                                     ----------

DIVERSIFIED FINANCIAL SERVICES - 3.1%
  AXA Financial, Inc.
    7.75%, 08/01/2010                        25,000      26,632
  CIT Group Inc.:
    6.875%, 11/01/2009                      150,000     154,046
    4.75%, 12/15/2010                        30,000      29,119
  Textron Financial Corporation
    6.00%, 11/20/2009                       100,000     101,224
                                                     ----------
                                                        311,021
                                                     ----------
DIVERSIFIED TELECOMMUNICATION SERVICES - 3.2%
  BellSouth Corporation
    6.00%, 10/15/2011                       100,000     101,360
  Sprint Capital Corp.
    8.375%, 03/15/2012                       45,000      49,070
  Verizon Global Funding Corp.:
    7.25%, 12/01/2010                        10,000      10,549
    7.375%, 09/01/2012                      150,000     161,730
                                                     ----------
                                                        322,709
                                                     ----------
ELECTRICAL EQUIPMENT - 0.4%
  Arrow Electronics, Inc.
    9.15%, 10/01/2010                        40,000      43,787
                                                     ----------

---------------------------------------------------------------
CORPORATE                                 PRINCIPAL
BONDS                                        AMOUNT       VALUE
---------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES - 1.4%
  Baker Hughes Incorporated
    6.00%, 02/15/2009                     $ 100,000  $  100,958
  Halliburton Company
    5.50%, 10/15/2010                        40,000      39,991
                                                     ----------
                                                        140,949
                                                     ----------
FOOD PRODUCTS - 1.9%
  The Hershey Company
    4.85%, 08/15/2015                       200,000     188,140
                                                     ----------

HOUSEHOLD PRODUCTS - 3.4%
  Kimberly-Clark Corporation
    5.625%, 02/15/2012                      100,000     100,275
  The Procter & Gamble Company
    8.00%, 09/01/2024
      Putable 09/01/2014                    200,000     245,217
                                                     ----------
                                                        345,492
                                                     ----------
INDUSTRIAL AUTOMATION - 1.7%
  Rockwell Automation, Inc.
    6.15%, 01/15/2008                       170,000     170,656
                                                     ----------

INSURANCE - 1.0%
  The Hartford Financial Services Group, Inc.
    4.70%, 09/01/2007                       100,000      99,877
                                                     ----------

INVESTMENT BANK & BROKERAGE - 5.2%
  Credit Suisse First Boston USA
    6.50%, 01/15/2012                        45,000      46,655
  The Goldman Sachs Group, Inc.:
    5.15%, 01/15/2014                        30,000      28,866
    5.125%, 01/15/2015                      200,000     190,339
  Lehman Brothers Holdings, Inc.
    7.00%, 02/01/2008                       250,000     251,949
                                                     ----------
                                                        517,809
                                                     ----------
MACHINERY - 1.0%
  Dover Corporation
    6.50%, 02/15/2011                       100,000     103,143
                                                     ----------

MEDIA - 1.6%
  The Walt Disney Company
    6.375%, 03/01/2012                      150,000     155,531
                                                     ----------

METALS & MINING - 1.5%
  Alcoa Inc.
    6.00%, 01/15/2012                       150,000     150,497
                                                     ----------

MULTILINE RETAIL - 3.2%
  J.C. Penney Co., Inc.
    7.65%, 08/15/2016                       200,000     216,967
  Target Corporation
    6.35%, 01/15/2011                       100,000     102,769
                                                     ----------
                                                        319,736
                                                     ----------


   The accompanying notes are an integral part of these financial statements.

                         LKCM AQUINAS FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2007 (UNAUDITED)

---------------------------------------------------------------
CORPORATE                                 PRINCIPAL
BONDS                                        AMOUNT       VALUE
---------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 14.1%
  Amerada Hess Corporation
    6.65%, 08/15/2011                    $  100,000  $  103,412
  Apache Corporation
    6.25%, 04/15/2012                       100,000     102,618
  Burlington Resources Finance Company (a)
    6.68%, 02/15/2011                       100,000     104,056
  Conoco Funding Company (a)
    6.35%, 10/15/2011                       100,000     103,210
  Noble Energy, Inc.
    5.25%, 04/15/2014                       200,000     191,805
  Occidental Petroleum Corporation
    6.75%, 01/15/2012                       100,000     105,303
  Ocean Energy Inc.
    4.375%, 10/01/2007                      238,000     237,319
  ONEOK, Inc.
    5.20%, 06/15/2015                        40,000      37,495
  USX Corporation
    9.125%, 01/15/2013                      200,000     233,074
  XTO Energy, Inc.
    6.25%, 04/15/2013                       200,000     204,648
                                                     ----------
                                                      1,422,940
                                                     ----------
REAL ESTATE - 0.7%
  Health Care Property Investors, Inc.
    6.45%, 06/25/2012                        20,000      20,377
  Health Care REIT, Inc.
    8.00%, 09/12/2012                        50,000      54,317
                                                     ----------
                                                         74,694
                                                     ----------
RESTAURANTS - 1.0%
  McDonald's Corporation
    6.00%, 04/15/2011                       100,000     101,578
                                                     ----------

ROAD & RAIL - 1.4%
  Burlington Northern Santa Fe Corporation:
    6.125%, 03/15/2009                       40,000      40,439
    6.75%, 07/15/2011                       100,000     104,075
                                                     ----------
                                                        144,514
                                                     ----------
SOFTWARE - 1.0%
  Oracle Corporation
    5.25%, 01/15/2016                       100,000      96,047
                                                     ----------

SPECIALTY RETAIL - 2.0%
  The Home Depot, Inc.
    4.625%, 08/15/2010                      100,000      97,168
  Lowe's Companies, Inc.
    8.25%, 06/01/2010                       100,000     107,409
                                                     ----------
                                                        204,577
                                                     ----------
TOTAL CORPORATE BONDS
    (Cost $6,401,360)                                 6,286,648
                                                     ----------


---------------------------------------------------------------
                                          SHARES OR
                                          PRINCIPAL
MUNICIPAL BONDS - 5.2%                       AMOUNT       VALUE
---------------------------------------------------------------
  Fiscal Year 2005 Securitization Corp. NY
    3.40%, 08/15/2008                     $ 160,000  $  159,349
  Southern California Public Power Authority
    Power Project
    6.93%, 05/15/2017                       330,000     362,620
                                                     ----------

TOTAL MUNICIPAL BONDS
    (Cost $537,645)                                     521,969
                                                     ----------

---------------------------------------------------------------
PREFERRED STOCKS - 3.6%
---------------------------------------------------------------
INVESTMENT BANK & BROKERAGE - 3.6%
  The Goldman Sachs Group, Inc.
    Callable 10/31/2010                      10,000     254,500
  Lehman Brothers Holdings, Inc.
    Callable 10/31/2008                       4,500     107,415
                                                     ----------

TOTAL PREFERRED STOCKS
    (Cost $362,140)                                     361,915
                                                     ----------

---------------------------------------------------------------
U.S. GOVERNMENT &
AGENCY ISSUES - 17.3%
---------------------------------------------------------------
FANNIE MAE - 2.0%
  5.50%, 05/29/2012
    Callable 05/29/2008                     100,000      99,657
  5.50%, 03/26/2014
    Callable 03/26/2008                     100,000      99,463
                                                     ----------
                                                        199,120
                                                     ----------
FEDERAL HOME LOAN BANK - 5.0%
  5.75%, 10/15/2007                         300,000     300,357
  5.50%, 08/13/2014                         200,000     201,664
                                                     ----------
                                                        502,021
                                                     ----------
FREDDIE MAC - 5.2%
  5.375%, 12/27/2011
    Callable 12/27/2007                     325,000     323,898
  5.40%, 03/02/2012
    Callable 09/02/2008                     100,000      99,543
  5.60%, 10/17/2013
    Callable 10/17/2008                     100,000      99,540
                                                     ----------
                                                        522,981
                                                     ----------
U.S. TREASURY INFLATION INDEXED BONDS - 2.1%
  1.625%, 01/15/2015                        227,262     211,318
                                                     ----------

U.S. TREASURY NOTE - 3.0%
  5.125%, 05/15/2016                        300,000     301,781
                                                     ----------

TOTAL U.S. GOVERNMENT & AGENCY ISSUES
    (Cost $1,747,523)                                 1,737,221
                                                     ----------


   The accompanying notes are an integral part of these financial statements.

                         LKCM AQUINAS FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2007 (UNAUDITED)

---------------------------------------------------------------
                                          SHARES OR
                                          PRINCIPAL
SHORT-TERM INVESTMENTS - 7.5%                AMOUNT       VALUE
---------------------------------------------------------------
MONEY MARKET FUND - 2.3%
  Columbia Money Market Reserves Fund -
    Capital Shares                          229,823  $  229,823
                                                     ----------

U.S. GOVERNMENT & AGENCY ISSUES - 5.2%
  Fannie Mae
    4.875%, 04/10/2008                   $  100,000      99,662
  Federal Home Loan Bank
    5.26%, 10/19/2007
      Callable 07/19/2007                   225,000     224,905
  U.S. Treasury Note
    3.375%, 02/15/2008                      200,000     198,047
                                                     ----------
                                                        522,614
                                                     ----------
TOTAL SHORT-TERM INVESTMENTS
    (Cost $752,536)                                     752,437
                                                     ----------

  TOTAL INVESTMENTS - 96.5%
    (Cost $9,853,753)                                 9,710,890

  Other Assets in Excess of Liabilities - 3.5%          356,621
                                                     ----------

  TOTAL NET ASSETS - 100.0%                         $10,067,511
                                                    ===========

  (a) Dollar-denominated foreign security.


   The accompanying notes are an integral part of these financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                            JUNE 30, 2007 (UNAUDITED)

                                                                               LKCM           LKCM         LKCM           LKCM
                                                                              AQUINAS        AQUINAS      AQUINAS     AQUINAS FIXED
                                                                               VALUE         GROWTH      SMALL CAP       INCOME
                                                                               FUND           FUND          FUND          FUND
                                                                           ---------------------------------------------------------
ASSETS:
Investments, at value *................................................    $39,093,660    $53,545,692   $11,276,371   $ 9,710,890
Cash...................................................................            375             --            --            --
Dividends and interest receivable......................................         27,553         21,052        11,305       149,086
Receivable for investments sold........................................             --             --            --       218,550
Receivable from Adviser................................................             --             --            --         4,622
Receivable for fund shares sold........................................        144,531        106,747        21,886         1,101
Other assets...........................................................         11,404         13,695        16,661        12,103
                                                                           -----------    -----------   -----------   -----------
  Total assets.........................................................     39,277,523     53,687,186    11,326,223    10,096,352
                                                                           -----------    -----------   -----------   -----------

LIABILITIES:
Payable for investment advisory fees...................................         87,879        126,617         5,233            --
Payable for fund shares redeemed.......................................         17,948         64,404            --            --
Distribution expense payable...........................................         67,292        104,053        15,676            --
Accrued expenses and other liabilities.................................         25,001         38,458        14,013        28,841
                                                                           -----------    -----------   -----------   -----------
  Total liabilities....................................................        198,120        333,532        34,922        28,841
                                                                           -----------    -----------   -----------   -----------
Net assets.............................................................    $39,079,403    $53,353,654   $11,291,301   $10,067,511
                                                                           ===========    ===========   ===========   ===========

NET ASSETS CONSIST OF:
Paid in capital........................................................    $26,416,187    $44,520,106   $ 9,444,551   $10,508,889
Undistributed net investment income....................................         15,057             --            --         5,244
Accumulated net realized gain (loss) on securities.....................      3,913,339        899,526       115,903      (303,759)
Net unrealized appreciation (depreciation) on investments..............      8,734,820      7,934,022     1,730,847      (142,863)
                                                                           -----------    -----------   -----------   -----------
Net assets.............................................................    $39,079,403    $53,353,654   $11,291,301   $10,067,511
                                                                           ===========    ===========   ===========   ===========

NET ASSETS.............................................................    $39,079,403    $53,353,654   $11,291,301   $10,067,511
Shares of beneficial interest outstanding
  (unlimited shares of no par value
  authorized)..........................................................      2,598,530      3,217,916     1,595,269     1,043,342
Net asset value per share
  (offering and redemption price)......................................    $     15.04    $     16.58   $      7.08   $      9.65
                                                                           ===========    ===========   ===========   ===========

* Cost of Investments..................................................    $30,358,840    $45,611,670   $ 9,545,524   $ 9,853,753
                                                                           ===========    ===========   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                             STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

                                                                               LKCM           LKCM         LKCM           LKCM
                                                                              AQUINAS        AQUINAS      AQUINAS     AQUINAS FIXED
                                                                               VALUE         GROWTH      SMALL CAP       INCOME
                                                                               FUND           FUND          FUND          FUND
                                                                           ---------------------------------------------------------
INVESTMENT INCOME:
Dividends *............................................................     $  290,074     $  300,112    $   40,829    $   18,797
Interest...............................................................         17,049         26,095         8,386       462,398
                                                                            ----------     ----------    ----------    ----------
  Total income.........................................................        307,123        326,207        49,215       481,195
                                                                            ----------     ----------    ----------    ----------

EXPENSES:
Investment advisory fees...............................................        176,042        255,963        53,043        59,482
Distribution expense...................................................         48,901         71,101        13,260            --
Accounting and transfer agent fees and expenses........................         25,734         31,954        19,629        33,328
Administrative fees....................................................         15,490         22,875        10,105        12,889
Professional fees......................................................          6,514         10,913         1,679         2,675
Federal and state registration.........................................          9,298         10,511        10,816         9,935
Custody fees and expenses..............................................          2,896          3,701         5,768         3,244
Reports to shareholders................................................          3,062          5,519           792           877
Trustees' fees.........................................................          1,676          2,605           362         1,197
Other..................................................................          2,453          3,474         2,509         1,770
                                                                            ----------     ----------    ----------    ----------
  Total expenses.......................................................        292,066        418,616       117,963       125,397
  Less, expense waiver and/or
    reimbursement......................................................             --             --       (38,399)      (46,087)
                                                                            ----------     ----------    ----------    ----------
  Net expenses.........................................................        292,066        418,616        79,564        79,310
                                                                            ----------     ----------    ----------    ----------
NET INVESTMENT INCOME (LOSS)...........................................         15,057        (92,409)      (30,349)      401,885
                                                                            ----------     ----------    ----------    ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments................................      3,463,280        539,018       335,635      (181,510)
Net change in unrealized appreciation/depreciation on investments......        117,152      3,518,809       506,315       163,433
                                                                            ----------     ----------    ----------    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS.......................................................      3,580,432      4,057,827       841,950       (18,077)
                                                                            ----------     ----------    ----------    ----------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS............................................     $3,595,489     $3,965,418    $  811,601    $  383,808
                                                                            ==========     ==========    ==========    ==========

* Net of foreign taxes withheld........................................     $      302     $    9,274    $       --    $       --
                                                                            ==========     ==========    ==========    ==========


   The accompanying notes are an integral part of these financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS
                                                                                  LKCM AQUINAS                  LKCM AQUINAS
                                                                                   VALUE FUND                    GROWTH FUND

                                                                            Six Months       Year        Six Months       Year
                                                                               Ended         Ended         Ended         Ended
                                                                          June 30, 2007   December 31,  June 30, 2007  December 31,
                                                                           (Unaudited)        2006      (Unaudited)       2006
                                                                           -----------    -----------   -----------   -----------
OPERATIONS:
Net investment income (loss)............................................   $    15,057    $   182,921   $   (92,409)  $  (238,177)
Net realized gain on investments .......................................     3,463,280      3,698,983       539,018       585,630
Net change in unrealized appreciation/depreciation on investments.......       117,152      2,237,358     3,518,809      (960,702)
                                                                           -----------    -----------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from operations.........................................     3,595,489      6,119,262     3,965,418      (613,249)
                                                                           -----------    -----------   -----------   -----------

DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS:
Net investment income...................................................            --       (301,160)           --            --
Net realized gain on investments........................................            --     (1,251,226)           --      (481,852)
                                                                           -----------    -----------   -----------   -----------
                                                                                    --     (1,552,386)           --      (481,852)
                                                                           -----------    -----------   -----------   -----------

NET DECREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS (NOTE C)......................................    (4,341,859)    (7,430,832)   (9,608,616)  (14,514,040)
                                                                           -----------    -----------   -----------   -----------
    Total decrease in net assets........................................      (746,370)    (2,863,956)   (5,643,198)  (15,609,141)

NET ASSETS:
Beginning of period.....................................................    39,825,773     42,689,729    58,996,852    74,605,993
                                                                           -----------    -----------   -----------   -----------
End of period *.........................................................   $39,079,403    $39,825,773   $53,353,654   $58,996,852
                                                                           ===========    ===========   ===========   ===========

* Including undistributed net
  investment income of:.................................................   $    15,057    $        --   $       --    $        --
                                                                           ===========    ===========   ===========   ===========
                                                                                  LKCM AQUINAS                  LKCM AQUINAS
                                                                                 SMALL CAP FUND               FIXED INCOME FUND

                                                                            Six Months       Year        Six Months       Year
                                                                               Ended         Ended         Ended         Ended
                                                                          June 30, 2007   December 31,  June 30, 2007  December 31,
                                                                           (Unaudited)        2006      (Unaudited)       2006
                                                                           -----------    -----------   -----------   -----------
OPERATIONS:
Net investment income (loss)............................................     $ (30,349)     $ (63,963)   $  401,885   $ 1,599,388
Net realized gain (loss) on investments ................................       335,635      1,101,782      (181,510)      (63,963)
Net change in unrealized appreciation/depreciation on investments.......       506,315         66,752       163,433       (24,857)
                                                                           -----------    -----------   -----------   -----------

     Net increase in net assets
      resulting from operations.........................................       811,601      1,104,571       383,808     1,510,568
                                                                           -----------    -----------   -----------   -----------

DIVIDENDS TO SHAREHOLDERS:
Net investment income...................................................            --             --      (397,797)   (1,621,812)
                                                                           -----------    -----------   -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS FROM
  FROM FUND SHARE TRANSACTIONS (NOTE C).................................      (477,146)     2,788,192   (29,536,765)   (3,052,240)
                                                                           -----------    -----------   -----------   -----------

  Total increase (decrease) in net assets...............................       334,455      3,892,763   (29,550,754)   (3,163,484)
                                                                           -----------    -----------   -----------   -----------

NET ASSETS:
Beginning of period.....................................................    10,956,846      7,064,083    39,618,265    42,781,749
                                                                           -----------    -----------   -----------   -----------
End of period *.........................................................   $11,291,301    $10,956,846   $10,067,511   $39,618,265
                                                                           ===========    ===========   ===========   ===========

* Including undistributed net
  investment income of:.................................................   $        --    $        --   $     5,244   $     1,156
                                                                           ===========    ===========   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                                      LKCM AQUINAS VALUE FUND
                                                              Six Months      Year        Year        Year       Year        Year
                                                                 Ended        Ended       Ended      Ended      Ended        Ended
                                                                June 30,    December    December    December   December    December
                                                                  2007         31,          31,       31,          31,          31,
                                                              (Unaudited)      2006      2005(1)     2004         2003        2002
                                                                 -------     -------     -------    -------     -------     -------
NET ASSET VALUE - BEGINNING OF PERIOD......................      $ 13.71     $ 12.24     $ 11.77    $ 10.17      $ 7.95     $ 10.22
                                                                 -------     -------     -------    -------     -------     -------
Net investment income......................................         0.01        0.07        0.04       0.02        0.03        0.01
Net realized and unrealized gain (loss) on investments.....         1.32        1.95        0.44       1.60        2.22       (2.27)
                                                                 -------     -------     -------    -------     -------     -------
  Total from investment operations.........................         1.33        2.02        0.48       1.62        2.25       (2.26)
                                                                 -------     -------     -------    -------     -------     -------
Dividends from net investment income.......................           --       (0.11)      (0.01)     (0.02)      (0.03)      (0.01)
Distributions from net realized gains......................           --       (0.44)         --         --          --          --
                                                                 -------     -------     -------    -------     -------     -------
  Total dividends and distributions........................           --       (0.55)      (0.01)     (0.02)      (0.03)      (0.01)
                                                                 -------     -------     -------    -------     -------     -------
NET ASSET VALUE - END OF PERIOD............................      $ 15.04     $ 13.71     $ 12.24    $ 11.77     $ 10.17     $  7.95
                                                                 =======     =======     =======    =======     =======     =======
TOTAL RETURN...............................................        9.70%(2)   16.51%       4.13%     15.93%      28.29%     (22.11)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)......................      $39,079     $39,826     $42,690    $42,765     $40,470     $33,783
Ratio of expenses to average net assets:
  Before expense waiver and/or reimbursement...............        1.49%(3)    1.49%       1.55%      1.57%       1.59%       1.55%
  After expense waiver and/or reimbursement................        1.49%(3)    1.49%       1.52%(4)   1.53%       1.50%       1.50%
Ratio of net investment income to average net assets:
  Before expense waiver and/or reimbursement...............        0.08%(3)    0.44%       0.34%      0.17%       0.21%       0.06%
  After expense waiver and/or reimbursement................        0.08%(3)    0.44%       0.37%      0.21%       0.30%       0.11%
Portfolio turnover rate....................................          24%         47%         71%        61%         70%         45%

(1) The financial highlights set forth herein include the historical financial highlights of the Aquinas Value Fund. The assets of the Aquinas Value Fund were acquired by the LKCM Aquinas Value Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment
     Advisers, Inc. to Luther King Capital Management Corporation.
(2)  Not annualized.
(3)  Annualized.
(4) The LKCM Aquinas Value Fund implemented a voluntary expense cap of 1.50% effective July 11, 2005.

                                                                                     LKCM AQUINAS GROWTH FUND
                                                              Six Months      Year        Year        Year       Year        Year
                                                                 Ended        Ended       Ended      Ended      Ended        Ended
                                                                June 30,    December    December    December   December    December
                                                                  2007         31,          31,       31,          31,          31,
                                                              (Unaudited)      2006      2005(1)     2004         2003        2002
                                                                 -------     -------     -------    -------     -------     -------
NET ASSET VALUE - BEGINNING OF PERIOD......................      $ 15.45     $ 15.61     $ 14.67    $ 13.58     $ 11.26     $ 14.61
                                                                 -------     -------     -------    -------     -------     -------
Net investment income (loss)...............................        (0.03)(2)   (0.06)(2)    0.03      (0.07)      (0.08)      (0.10)
Net realized and unrealized gain (loss) on investments.....         1.16        0.03        1.31       1.16        2.40       (3.25)
                                                                 -------     -------     -------    -------     -------     -------
  Total from investment operations.........................         1.13       (0.03)       1.34       1.09        2.32       (3.35)
                                                                 -------     -------     -------    -------     -------     -------
Dividends from net investment income.......................           --          --       (0.03)        --          --          --
Distributions from net realized gains......................           --       (0.13)      (0.37)        --          --          --
                                                                 -------     -------     -------    -------     -------     -------
  Total dividends and distributions........................           --       (0.13)      (0.40)        --          --          --
                                                                 -------     -------     -------    -------     -------     -------
NET ASSET VALUE - END OF PERIOD............................      $ 16.58     $ 15.45     $ 15.61    $ 14.67     $ 13.58     $ 11.26
                                                                 =======     =======     =======    =======     =======     =======
TOTAL RETURN...............................................        7.31%(3)   (0.22)%      9.15%      8.03%      20.60%     (22.93)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)......................      $53,354     $58,997     $74,606    $58,434     $57,818     $48,773
Ratio of expenses to average net assets:
  Before expense waiver and/or reimbursement...............        1.47%(4)    1.46%       1.51%      1.55%       1.58%       1.54%
  After expense waiver and/or reimbursement................        1.47%(4)    1.46%       1.51%(5)   1.53%       1.50%       1.50%
Ratio of net investment income (loss) to average net assets:
  Before expense waiver and/or reimbursement...............       (0.32)%(4)  (0.36)%      0.25%     (0.50)%     (0.70)%     (0.86)%
  After expense waiver and/or reimbursement................       (0.32)%(4)  (0.36)%      0.25%     (0.48)%     (0.62)%     (0.82)%
Portfolio turnover rate....................................          19%         73%        114%       196%        105%         94%

(1) The financial highlights set forth herein include the historical financial highlights of the Aquinas Growth Fund. The assets of the Aquinas Growth
     Fund were acquired by the LKCM Aquinas Growth Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas
     Investment Advisers, Inc. to Luther King Capital Management Corporation.
(2) Net investment loss per share is calculated using the ending balance of undistributed net investment income loss prior to considerations of adjustments for permanent book and tax differences.
(3)  Not annualized.
(4)  Annualized.
(5) The LKCM Aquinas Growth Fund implemented a voluntary expense cap of 1.50% effective July 11, 2005.

   The accompanying notes are an integral part of these financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                                 LKCM AQUINAS SMALL CAP FUND
                                                             Six Months        Year       Year        Year       Year         Year
                                                                Ended         Ended       Ended      Ended       Ended        Ended
                                                               June 30,      December    December   December   December     December
                                                                 2007           31,         31,        31,         31,         31,
                                                             (Unaudited)       2006       2005(1)     2004        2003        2002
                                                                ------        ------      ------     ------      ------      ------
NET ASSET VALUE - BEGINNING OF PERIOD.....................      $ 6.58        $ 5.82      $ 5.66     $ 5.50      $ 4.21      $ 6.08
                                                                ------        ------      ------     ------      ------      ------
Net investment loss.......................................       (0.02)(2)     (0.04)(2)   (0.07)(2)  (0.09)      (0.08)      (0.08)
Net realized and unrealized gain (loss) on investments....        0.52          0.80        0.23       0.25        1.37       (1.79)
                                                                ------        ------      ------     ------      ------      ------
  Total from investment operations........................        0.50          0.76        0.16       0.16        1.29       (1.87)
                                                                ------        ------      ------     ------      ------      ------
NET ASSET VALUE - END OF PERIOD...........................      $ 7.08        $ 6.58      $ 5.82     $ 5.66      $ 5.50      $ 4.21
                                                                ======        ======      ======     ======      ======      ======
TOTAL RETURN..............................................       7.60%(3)     13.06%       2.83%      2.91%      30.64%     (30.76)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands).....................     $11,291       $10,957      $7,064     $7,575      $7,283      $5,419
Ratio of expenses to average net assets:
  Before expense waiver and/or reimbursement..............       2.22%(4)      2.32%       2.65%      2.76%       2.99%       2.91%
  After expense waiver and/or reimbursement...............       1.50%(4)      1.50%       1.73%(5)   1.95%       1.95%       1.95%
Ratio of net investment loss to average net assets:
  Before expense waiver and/or reimbursement..............      (1.29)%(4)   (1.53)%     (2.09)%    (2.62)%     (2.74)%     (2.72)%
  After expense waiver and/or reimbursement...............      (0.57)%(4)   (0.71)%     (1.17)%    (1.81)%     (1.70)%     (1.76)%
Portfolio turnover rate...................................         35%           91%        148%       260%        161%        113%

(1) The financial highlights set forth herein include the historical financial highlights of the Aquinas Small-Cap Fund. The assets of the Aquinas
     Small-Cap Fund were acquired by the LKCM Aquinas Small Cap Fund on July 11,
     2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management
     Corporation.
(2) Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(3)  Not annualized.
(4)  Annualized.
(5)  The LKCM Aquinas Small Cap Fund implemented a voluntary expense cap of
     1.50% effective July 11, 2005.

                                                                                  LKCM AQUINAS FIXED INCOME FUND
                                                              Six Months      Year        Year        Year       Year         Year
                                                                 Ended       Ended       Ended      Ended        Ended        Ended
                                                                June 30,    December    December   December    December     December
                                                                  2007         31,         31,        31,         31,          31,
                                                              (Unaudited)     2006       2005(1)     2004        2003         2002
                                                                ------       ------      ------     -------     -------     -------
NET ASSET VALUE - BEGINNING OF PERIOD.....................      $ 9.81       $ 9.84      $10.06     $ 10.16     $ 10.23     $ 10.07
                                                                ------       ------      ------     -------     -------     -------
Net investment income.....................................        0.21(2)      0.40        0.37        0.34        0.35        0.50
Net realized and unrealized gain (loss) on investments....       (0.07)       (0.03)      (0.19)       0.09        0.14        0.21
                                                                ------       ------      ------     -------     -------     -------
  Total from investment operations........................        0.14         0.37        0.18        0.43        0.49        0.71
                                                                ------       ------      ------     -------     -------     -------
Dividends from net investment income......................       (0.30)       (0.40)      (0.36)      (0.38)      (0.40)      (0.50)
Distributions from net realized gains.....................          --           --       (0.04)      (0.15)      (0.16)      (0.05)
                                                                ------       ------      ------     -------     -------     -------
  Total dividends and distributions.......................       (0.30)       (0.40)      (0.40)      (0.53)      (0.56)      (0.55)
                                                                ------       ------      ------     -------     -------     -------
NET ASSET VALUE - END OF PERIOD...........................      $ 9.65       $ 9.81      $ 9.84     $ 10.06     $ 10.16     $ 10.23
                                                                ======       ======      ======     =======     =======     =======
TOTAL RETURN..............................................       1.44%(3)     3.82%       1.75%       4.35%       4.90%       7.29%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands).....................     $10,068      $39,618     $42,782     $46,116     $44,760     $47,688
Ratio of expenses to average net assets:
  Before expense waiver and/or reimbursement..............       1.26%(4)     0.99%       1.11%       1.19%       1.20%       1.12%
  After expense waiver and/or reimbursement...............       0.80%(4)     0.80%       0.93%(5)    1.02%       1.00%       1.00%
Ratio of net investment income to average net assets:
  Before expense waiver and/or reimbursement..............       3.59%(4)     3.73%       3.34%       3.20%       3.23%       4.83%
  After expense waiver and/or reimbursement...............       4.05%(4)     3.92%       3.52%       3.37%       3.43%       4.95%
Portfolio turnover rate...................................          9%          24%        152%        147%        276%        168%

(1) The financial highlights set forth herein include the historical financial highlights of the Aquinas Fixed Income Fund. The assets of the Aquinas Fixed Income Fund were acquired by the LKCM Aquinas Fixed Income Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation.
(2) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(3)  Not annualized.
(4)  Annualized.
(5) The LKCM Aquinas Fixed Income Fund implemented a voluntary expense cap of 0.80% effective July 11, 2005.

   The accompanying notes are an integral part of these financial statements.

                                   LKCM FUNDS
                  NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

A. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES: LKCM Funds (the "Trust") is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end, management investment company. The Trust was organized as a Delaware business trust on February 10, 1994 and consists of nine diversified series of shares, four of which are the LKCM Aquinas Value, LKCM Aquinas Growth, LKCM Aquinas Small Cap and LKCM Aquinas Fixed Income Funds (collectively, the "Funds") and are reported here. On July 11, 2005, the Funds acquired the assets and assumed the liabilities of the Aquinas Funds. The LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds are subject to expenses pursuant to the Rule 12b-1 plan described in Note B. Each Fund charges a 1% redemption fee for redemptions on Fund shares held for less than 30 days.

The LKCM Aquinas Value Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities that Luther King Capital Management Corporation (the "Adviser") believes to be undervalued relative to a company's earnings growth rate. The LKCM Aquinas Growth Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities that the Adviser believes generally have above-average growth in revenue and/or earnings, above average returns on shareholders' equity, under-leveraged balance sheets and potential for above-average capital appreciation. The LKCM Aquinas Small Cap Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities of small companies (those with market capitalizations at the time of investment between $400 million and $2 billion) which the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The LKCM Aquinas Fixed Income Fund seeks to provide investors with current income by investing primarily in a diversified portfolio of investment grade, short and intermediate-term debt securities issued by corporations, the U.S. Government, agencies or instrumentalities of the U.S. Government and cash equivalent securities.

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements.

     1. SECURITY VALUATION: Securities listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price, taken from the exchange where the security is primarily traded. Nasdaq National Market securities are valued at the Nasdaq Official Closing Price ("NOCP"). Unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. Securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price available before the time when assets are valued. Debt securities (other than obligations having a maturity of 60 days or less) are normally valued at the mean of bid and ask price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost which reflects fair value. Other assets and securities for which no quotations are readily available (including restricted securities) are valued in good faith at fair value using methods determined by the Board of Trustees. The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to the Adviser. The procedures authorize the Adviser to make all determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Funds may also use independent pricing services to assist in pricing portfolio securities.

     In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements". SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact of adoption of SFAS No. 157 on its financial statements.

     2. FEDERAL INCOME TAXES: The Funds have elected to be treated as "regulated investment companies" under Subchapter M of the Internal Revenue Code and each Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

     3. DISTRIBUTIONS TO SHAREHOLDERS: The LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds generally intend to pay dividends and net capital gain distributions, if any, at least on an annual basis. The LKCM Aquinas Fixed Income Fund generally intends to pay dividends on a quarterly basis and net capital gain distributions, if any, at least on an annual basis.

     4. FOREIGN SECURITIES: Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

     5. EXPENSE ALLOCATION: Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense.

     6. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     7. GUARANTEES AND INDEMNIFICATIONS: In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

     8. OTHER: Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. All discounts and premiums are amortized on the effective interest method for tax and financial reporting purposes. Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

9. RESTRICTED AND ILLIQUID SECURITIES: The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

B. INVESTMENT ADVISORY AND OTHER AGREEMENTS: Luther King Capital Management Corporation (the "Adviser"), serves as the investment adviser to the Funds under an Investment Advisory Agreement (the "Agreement"). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund's average daily net assets. The Adviser has voluntarily agreed to pay operating expenses in excess of the annual cap rates presented below as applied to each Fund's average daily net assets. For the six months ended June 30, 2007, the Adviser waived and/or reimbursed the following expenses:

                                    LKCM        LKCM        LKCM        LKCM
                                   AQUINAS     AQUINAS     AQUINAS     AQUINAS
                                   VALUE       GROWTH     SMALL CAP     FIXED
                                    FUND        FUND        FUND     INCOME FUND
                                   -----        ----        ----     -----------
Annual Advisory Rate                0.90%       0.90%       1.00%       0.60%
Annual Cap on Expenses              1.50%       1.50%       1.50%       0.80%
Expenses Waived and/
  or Reimbursed                       --          --       $38,399     $46,087

The Aquinas Value, Aquinas Growth, Aquinas Small-Cap and Aquinas Fixed Income Funds were the predecessor funds of the LKCM Aquinas Value, LKCM Aquinas Growth, LKCM Aquinas Small Cap and LKCM Aquinas Fixed Income Funds, respectively. All performance and operations reported for periods before July 11, 2005 represent the activity of the Aquinas Funds.

U.S. Bancorp Fund Services, LLC serves as transfer agent and administrator for the Trust and serves as accounting services agent for all LKCM Aquinas Funds. U.S. Bank, N.A. serves as custodian for all LKCM Aquinas Funds.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust's principal underwriter.

The LKCM Funds have adopted a Rule 12b-1 plan for the LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds, under which each Fund may pay up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized a fee of 0.25% of the Fund's average daily net assets for the LKCM Aquinas Value, LKCMAquinas Growth and LKCM Aquinas Small Cap Funds. For the six months ended June 30, 2007, fees accrued by the LKCM Aquinas Value, LKCMAquinas Growth and LKCM Aquinas Small Cap Funds pursuant to the 12b-1 Plan were $48,901, $71,101 and $13,260, respectively.

C. FUND SHARES: At June 30, 2007, there was an unlimited number of shares of beneficial interest, no par value, authorized. The following table summarizes the activity in shares of each Fund:

AQUINAS VALUE FUND
                                                   SIX MONTHS ENDED                                  YEAR ENDED
                                                     JUNE 30, 2007                                DECEMBER 31, 2006
                                               -------------------------                      -------------------------
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------   ------------                      ----------   ------------
Shares sold                                       166,270   $  2,399,127                         375,160   $  4,862,046
Shares issued to shareholders in
   reinvestment of distributions                       --             --                         105,201      1,451,764
Shares redeemed                                  (472,010)    (6,741,003)                     (1,064,115)   (13,744,733)
Redemption fee                                                        17                                             91
                                               ----------   ------------                      ----------   ------------
Net decrease                                     (305,740)  $ (4,341,859)                       (583,754)  $ (7,430,832)
                                                            ============                                   ============

SHARES OUTSTANDING:
Beginning of period                             2,904,270                                      3,488,024
                                               ----------                                     ----------
End of period                                   2,598,530                                      2,904,270
                                               ==========                                     ==========

AQUINAS GROWTH FUND
                                                   SIX MONTHS ENDED                                  YEAR ENDED
                                                     JUNE 30, 2007                                DECEMBER 31, 2006
                                               -------------------------                      -------------------------
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------   ------------                      ----------   ------------
Shares sold                                       176,164   $  2,842,184                         448,866   $  6,886,276
Shares issued to shareholders in
   reinvestment of distributions                       --             --                          29,487        457,930
Shares redeemed                                  (775,996)   (12,450,821)                     (1,439,660)   (21,858,281)
Redemption fee                                                        21                                             35
                                               ----------   ------------                      ----------   ------------
Net decrease                                     (599,832)  $ (9,608,616)                       (961,307)  $(14,514,040)
                                                            ============                                   ============

SHARES OUTSTANDING:
Beginning of period                             3,817,748                                      4,779,055
                                               ----------                                     ----------
End of period                                   3,217,916                                      3,817,748
                                               ==========                                     ==========

AQUINAS SMALL CAP FUND
                                                   SIX MONTHS ENDED                                  YEAR ENDED
                                                     JUNE 30, 2007                                DECEMBER 31, 2006
                                               -------------------------                      -------------------------
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------   ------------                      ----------   ------------
Shares sold                                       147,117   $  1,008,958                         939,257   $  5,819,888
Shares redeemed                                  (218,046)    (1,486,104)                       (486,054)    (3,032,129)
Redemption fee                                                        --                                            433
                                               ----------   ------------                      ----------   ------------
Net increase (decrease)                           (70,929)   $  (477,146)                        453,203   $  2,788,192
                                                            ============                                   ============

SHARES OUTSTANDING:
Beginning of period                             1,666,198                                      1,212,995
                                               ----------                                     ----------
End of period                                   1,595,269                                      1,666,198
                                               ==========                                     ==========

AQUINAS FIXED INCOME FUND
                                                   SIX MONTHS ENDED                                  YEAR ENDED
                                                     JUNE 30, 2007                                DECEMBER 31, 2006
                                               -------------------------                      -------------------------
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------   ------------                      ----------   ------------
Shares sold                                       148,494   $  1,464,327                         361,202   $  3,540,812
Shares issued to shareholders in
   reinvestment of distributions                   36,150        352,309                         161,725      1,575,846
Shares redeemed                                (3,178,315)   (31,354,624)                       (831,556)    (8,170,167)
Redemption fee                                                     1,223                                          1,269
                                               ----------   ------------                      ----------   ------------
Net decrease                                   (2,993,671)  $(29,536,765)                       (308,629)  $ (3,052,240)
                                                            ============                                   ============

SHARES OUTSTANDING:
Beginning of period                             4,037,013                                      4,345,642
                                               ----------                                     ----------
End of period                                   1,043,342                                      4,037,013
                                               ==========                                     ==========

From time to time, the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds. At June 30, 2007, a foundation owns or is trustee for greater than 20% of the shares outstanding for each of the Funds.

D. SECURITY TRANSACTIONS: Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 2007 were as follows:

                                                      PURCHASES                                        SALES
                                                  U.S.                                           U.S.
                                               GOVERNMENT       OTHER                         GOVERNMENT       OTHER
                                               ----------    -----------                      ----------    -----------
LKCM Aquinas Value Fund                          $   ____    $ 9,400,400                      $     ____    $13,915,800
LKCM Aquinas Growth Fund                             ____     10,836,648                            ____     20,863,642
LKCM Aquinas Small Cap Fund                          ____      3,660,989                            ____      4,311,183
LKCM Aquinas Fixed Income Fund                    922,377        751,558                       6,055,618     23,503,921

E. TAX INFORMATION: At December 31, 2006, the components of accumulated earnings (losses) on a tax basis were as follows:

                                                    LKCM                  LKCM                LKCM                LKCM
                                                   AQUINAS               AQUINAS             AQUINAS             AQUINAS
                                                     VALUE                GROWTH            SMALL CAP             FIXED
                                                     FUND                  FUND               FUND              INCOME FUND
                                                     ----                  ----               ----              -----------
Cost of Investments                               $31,377,023          $54,878,892          $9,743,851          $39,362,313
                                                  ===========          ===========          ==========          ===========
Gross Unrealized Appreciation                       8,627,580            6,244,059           1,406,893              239,720
Gross Unrealized Depreciation                         (65,084)          (1,828,846)           (183,993)            (544,871)
                                                  -----------          -----------          ----------          -----------
Net Unrealized Appreciation (Depreciation)        $ 8,562,496          $ 4,415,213          $1,222,900          $  (305,151)
                                                  ===========          ===========          ==========          ===========
Undistributed Ordinary Income                              --                   --                  --                   --
Undistributed Long-Term Capital Gain                  505,231              360,508                  --                   --
                                                  -----------          -----------          ----------          -----------
Total Distributable Earnings                          505,231              360,508                  --                   --
                                                  -----------          -----------          ----------          -----------
Other Accumulated Losses                                   --                   --            (218,100)            (122,238)
                                                  -----------          -----------          ----------          -----------
Total Accumulated Earnings (Losses)               $ 9,067,727          $ 4,775,721          $1,004,800          $  (427,389)
                                                  ===========          ===========          ==========          ===========

At December 31, 2006 the accumulated capital loss carryforwards were as follows:

                                                    LKCM                 LKCM
                                                   AQUINAS             AQUINAS
                                                  SMALL CAP         FIXED INCOME
                                                     FUND                FUND
                                                  ----------         ----------
Expiring in 2010                                  $  218,100         $       --
Expiring in 2014                                          --            117,865
                                                  ----------         ----------
                                                  $  218,100         $  117,865
                                                  ==========         ==========

To the extent the Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code. For the year ended December 31, 2006, capital loss carryforwards of $1,039,451 and $1,913,261 were utilized by the LKCM Aquinas Small Cap Fund and the LKCM Aquinas Value Fund, respectively. At December 31, 2006, the LKCM Aquinas Fixed Income Fund had net realized losses from transactions between November 1, 2006 and December 31, 2006 of $4,373, which are deferred for tax purposes and will be recognized in 2007.

The tax components of dividends paid during the six months ended June 30, 2007 were as follows:

                                               ORDINARY              LONG-TERM
                                                INCOME             CAPITAL GAINS
                                               --------            -------------
LKCM Aquinas Value Fund                        $     --                $ --
LKCM Aquinas Growth Fund                             --                  --
LKCM Aquinas Small Cap Fund                          --                  --
LKCM Aquinas Fixed Income Fund                  397,797                  --

The tax components of dividends paid during the year ended December 31, 2006 were as follows:

                                               ORDINARY              LONG-TERM
                                                INCOME             CAPITAL GAINS
                                               --------            -------------
LKCM Aquinas Value Fund                      $  301,144              $1,251,242
LKCM Aquinas Growth Fund                        455,653                  26,199
LKCM Aquinas Small Cap Fund                          --                      --
LKCM Aquinas Fixed Income Fund                1,621,815                      --

Effective June 29, 2007, the Fund adopted Financial Accounting Standards Board
(FASB) Interpretation No. 48 (FIN 48),"Accounting for Uncertainty in Income Taxes", a clarification of FASB Statement No. 109, "Accounting for Income Taxes". FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The adoption of FIN 48 had no impact on the Funds' net assets or results of operations.

F. SUBSEQUENT EVENT: Effective August 1, 2007, with the approval of the Audit and Compliance Committee of the LKCM Funds ("Funds"), PricewaterhouseCoopers LLP was dismissed as the independent registered public accounting firm for the Funds. At a meeting held on August 28, 2007, based on Audit and Compliance Committee recommendations and approvals, the full Board of Trustees of the Funds approved the appointment of Deloitte & Touche LLP as the Funds' registered public accounting firm for the fiscal year ending December 31, 2007.

The reports of PricewaterhouseCoopers LLP on the Funds' financial statements for each of the last two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Funds' two most recent fiscal years, and through August 1, 2007, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds' financial statements.

Additionally, during the fiscal years ended December 31, 2005 and December 31, 2006, and during the period from January 1, 2007 through August 1, 2007, the Funds did not consult with Deloitte & Touche LLP on items which concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds' financial statements or concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

                                   LKCM FUNDS
                             ADDITIONAL INFORMATION
                                  JUNE 30, 2007

TAX INFORMATION: The Funds designated the following percentages of dividends declared from net investment income for the fiscal year ended December 31, 2006 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.
                            Value                                 100.00%
                           Growth                                 100.00%
                     Fixed Income                                   2.63%

The Funds designated the following percentages of dividends declared during the fiscal year ended December 31, 2006 as dividends qualifying for the dividends received deduction available to corporate shareholders.

                            Value                                  100.00%
                           Growth                                  100.00%
                     Fixed Income                                    2.60%

ADDITIONAL INFORMATION APPLICABLE TO FOREIGN SHAREHOLDERS ONLY: The Funds hereby designate the following percentages of their ordinary income distributions for the fiscal year as interest-related dividends under Internal Revenue Code
Section 871(k)(1)( C ).

                            Value                                    5.68%
                           Growth                                   10.74%
                     Fixed Income                                  100.00%

The Funds hereby designate the following percentages of their ordinary income distributions as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)( C ).

                            Value                                    0.00%
                           Growth                                  100.00%
                     Fixed Income                                    0.00%

AVAILABILITY OF PROXY VOTING INFORMATION: A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, as well as the proxy voting record, is available without charge, upon request, by calling toll-free 1-800-423-6369 or on the SEC website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the twelve month periods ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-423-6369 or by accessing the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE: The Funds' are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Funds' Form N-Q is available without charge upon request on the SEC's website (http://www.sec.gov) and may be available by calling 1-800-423-6369. You can also obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549; or (iii) sending your request electronically to publicinfosec.gov.

                    RENEWAL OF INVESTMENT ADVISORY AGREEMENT
                                 WITH RESPECT TO
                               LKCM AQUINAS FUNDS

INTRODUCTION. At a meeting held on February 27, 2007, the Board of Trustees of LKCM Funds, including the independent Trustees (the "Board"), approved the renewal of the Investment Advisory Agreement (the "Agreement") between Luther King Capital Management Corporation ("LKCM") and LKCM Funds (the "Trust"), on behalf of the LKCM Aquinas Small Cap Fund, LKCM Aquinas Value Fund, LKCM Aquinas Growth Fund and LKCM Aquinas Fixed Income Fund (each, a "Fund" and collectively, the "Funds").

In voting to approve the renewal of the Agreement, the Board considered the overall fairness of the Agreement and factors it deemed relevant with respect to each Fund including, but not limited to: (1) the nature, extent and quality of the services provided to each Fund; (2) the performance of each Fund as compared to a relevant benchmark and other similar funds; (3) the level of the fees and the overall expenses of each Fund and how those compared to other similar funds and other institutional accounts; (4) the costs of services provided to the Funds and the profitability of LKCM; and (5) the effect of, as applicable, the growth or decline in a Fund's assets on the advisory fee (i.e., economies of scale) and whether the fee levels reflect economies of scale for the benefit of investors. The Board did not identify any single factor or item of information as all-important or controlling.

In considering the approval of the Agreement, the Board considered a broad range of information provided by LKCM including, but not limited to, reports relating to each Fund's performance and expenses, information on private (non-fund) clients, certain portfolio compliance policies and the background and experience of the portfolio managers. In addition, the Board considered a memorandum from its legal counsel regarding the Board's fiduciary duties in considering the renewal of the Agreement. The Board also meets each quarter to review various aspects of the Funds.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board reviewed and considered the nature, extent and quality of the advisory services provided by LKCM to each Fund under the Agreement. The Board considered that LKCM has provided investment management services to individuals, foundations, endowments and corporations since 1979. The Board noted that LKCM has reinvested considerable resources into the firm and its personnel to augment investment management and client service. The Board also reviewed and considered the qualifications of the portfolio managers and other key personnel who provide services to each Fund. LKCM also represented that the firm offers an attractive compensation structure designed to attract and retain highly qualified investment professionals. The Board determined that the portfolio managers at LKCM appear to be well qualified by education, training and experience to manage the Funds in an efficient and professional manner.

PERFORMANCE OF THE FUNDS. The Board considered the performance of each Fund compared to a benchmark index ("Benchmark") and Lipper, Inc. peer group funds ("Lipper Index") for the calendar year 2006 and for the period from July 11, 2005 (the date LKCM began managing each Fund) through December 31, 2006.

The Board noted that each Fund underperformed its Benchmark and the Lipper Index for the one-year and since inception periods. In considering this comparative data, the Board noted that each Fund is managed in accordance with its socially responsible investing guidelines, which generally are not applicable to funds included in the Lipper Index. In addition, the Board considered LKCM's explanation that investments in certain sectors contributed to the underperformance and that LKCM has managed the Funds only for a short time frame. With respect to the Aquinas Growth Fund, the Board considered LKCM's further explanation that the Fund's performance was affected by a number of ill-timed stock selections and that it expects performance to improve during 2007. The Board determined to monitor closely the performance of the Aquinas Growth Fund. With respect to the Aquinas Fixed Income Fund, the Board also considered LKCM's further explanation that a portion of the Fund's assets was invested in securities with shorter durations compared to its Benchmark, which contributed to the Fund's underperformance.

FEES AND EXPENSES. The Board considered the advisory fee rates and the total expense ratios of each Fund relative to similar funds and LKCM's other institutional accounts. The Board also considered that LKCM intends to continue its voluntary fee waivers and expense caps for each Fund's 2007 fiscal year. The Board compared the contractual advisory fee rate and the total expense ratio (after fee waivers and/or expense reimbursements) of each Fund to a category of similar funds compiled by Lipper, Inc. ("Lipper Category"). The first quartile in the Lipper Category represents those funds with the lowest fees or expenses.

In this regard, the Board noted that the contractual advisory fee rate and the total expense ratio for the Aquinas Small Cap Equity Fund were in the third quartile and second quartile of the Lipper Category, respectively. In this case, the advisory fee rate was higher than average and the total expense ratio was lower than average.

The Board noted that the contractual advisory fee rate and the total expense ratio for the Aquinas Value Fund were in the fourth quartile and second quartile of the Lipper Category, respectively. In this case, the advisory fee rate was higher than average and the total expense ratio was slightly higher than average.

The Board noted that the contractual advisory fee rate and the total expense ratio for the Aquinas Growth Fund were in the fourth quartile and third quartile of the Lipper Category, respectively. In this case, the advisory fee rate and total expense ratio were higher than average.

The Board noted that the contractual advisory fee rate and the total expense ratio for the Aquinas Fixed Income Fund were in the fourth quartile and second quartile of the Lipper Category, respectively. In this case, the advisory fee rate was higher than average and the total expense ratio was lower than average.

In considering this comparative data, the Board noted that the Lipper Category may not account for the additional expenses associated with socially responsible investing. Also, in considering the advisory fees charged by LKCM to the other mutual funds it manages and LKCM's other separately managed accounts, the Board noted that the fees are comparable but that the other accounts have additional breakpoints as assets in those accounts increase. In addition, the Board considered that there are additional expenses incurred by LKCM in managing the Funds due to their mandate for socially responsible investing.

COSTS, PROFITABILITY AND ECONOMIES OF SCALE. The Board considered the costs to operate the Funds and the profitability of LKCM. The Board reviewed the fees paid by each Fund to LKCM for the last calendar year and the period from July 11, 2005 to December 31, 2005. The Board also reviewed the profit and loss statement provided by LKCM on a Fund-by-Fund basis. In this regard, the Board noted that LKCM earned a profit for its services to each Fund except the Aquinas Small Cap Fund.

With respect to economies of scale, the Board considered that the asset levels in the Funds are relatively low and that the Funds have experienced net redemptions. Based on these asset levels, the Board noted that that further economies of scale likely cannot be achieved at this time.

CONCLUSION. Based on its evaluation of these and other factors, the Board concluded with respect to each Fund that (1) each Fund was reasonably likely to benefit from the nature, extent and quality of services provided by LKCM; (2) each Fund's performance was reasonable in light of all the factors considered by the Board and that the Board would closely monitor the performance of the Aquinas Growth Fund; (3) the profits, where applicable, and fees payable to LKCM were reasonable in the context of all the factors considered by the Board; and
(4) the current advisory fee structure provides Fund shareholders with reasonable benefits associated with economies of scale based on the asset levels in the Funds. In light of these conclusions, the Board determined, in its business judgment, to renew the Agreement with respect to each Fund.

                                   LKCM FUNDS
                                  P.O. BOX 701
                            MILWAUKEE, WI 53201-0701
--------------------------------------------------------------------------------
OFFICERS AND TRUSTEES
   J. Luther King, Jr., CFA      Richard Lenart
   Trustee,                      Secretary & Treasurer
   President

   Paul W. Greenwell             Jacob D. Smith
   Vice President                Chief Compliance Officer

   Steven R. Purvis, CFA
   Vice President

   H. Kirk Downey
   Chairman of the Board

   Richard J. Howell
   Trustee

   Earle A. Shields, Jr.
   Trustee
--------------------------------------------------------------------------------
INVESTMENT ADVISER
   Luther King Capital Management Corporation
   301 Commerce Street, Suite 1600
   Fort Worth, TX 76102
--------------------------------------------------------------------------------
ADMINISTRATOR, TRANSFER AGENT, DIVIDEND
PAYING AGENT & SHAREHOLDER SERVICING AGENT
   U.S. Bancorp Fund Services, LLC
   P.O. Box 701
   Milwaukee, WI 53201-0701
--------------------------------------------------------------------------------
CUSTODIAN
   U.S. Bank, N.A.
   1555 N. River Center Drive, Suite 302
   Milwaukee, WI 53212
--------------------------------------------------------------------------------
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
   Deloitte &Touche LLP
   555 E. Wells St., Suite 1400
   Milwaukee, WI 53202
--------------------------------------------------------------------------------
DISTRIBUTOR
   Quasar Distributors, LLC
   615 E. Michigan Street
   Milwaukee, WI 53202
--------------------------------------------------------------------------------



U.S. Bancorp Fund Services, LLC                              -------------------
P.O. Box 701                                                       PRESORTED
Milwaukee, WI 53201-0701                                           STANDARD
                                                                USPOSTAGE PAID
                                                                 PERMIT #3602
                                                                BERWYN, IL60402
                                                             -------------------

ITEM 2. CODE OF ETHICS.

Not applicable for semi-annual reports.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual reports.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual reports.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).


ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.


ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant's service provider.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Not applicable.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


         (Registrant)  LKCM Funds

         By (Signature and Title) /s/ Luther King
                                  __________________________________
                                      J. Luther King, Jr., President

         Date 9/5/2007
              ______________________________________________________



         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         By (Signature and Title) /s/ Luther King
                                  __________________________________
                                      J. Luther King, Jr., President

         Date 9/5/2007
              ______________________________________________________

         By (Signature and Title) /s/ Richard Lenart
                                  __________________________________
                                      Richard Lenart, Treasurer

         Date 9/5/2007
              ______________________________________________________